INDENTURE OF MORTGAGE, DEED OF TRUST,
              SECURITY AGREEMENT, FINANCING STATEMENT,
                    FIXTURE FILING AND ASSIGNMENT
              OF LEASES, RENTS AND SECURITY DEPOSITS

          THIS INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, FIXTURE FILING AND ASSIGNMENT OF LEASES, RENTS AND SECURITY DEPOSITS (herein, together with all amendments and supplements thereto, this "Mortgage"), dated as of the 4th day of October, 1996, is made by Mark M.P.N.M., Limited Partnership, an Alabama limited partnership, Mark New Smyrna Limited Partnership, a Florida limited partnership, Mark Troy, L.P., a New York limited partnership, Mark Park Plaza, L.P., a Georgia limited partnership, Mark Martintown, L.P., a South Carolina limited partnership, Mark Kings Fairground, L.P., a Virginia limited partnership, Mark Shillington, L.P., a Pennsylvania limited partnership, Mark 25th Street, L.P., a Pennsylvania limited partnership, Mark Three Realty, L.P., a Pennsylvania limited partnership and Mark Four Realty, L.P., a Pennsylvania limited partnership, (collectively, "Grantor"), having an address c/o Mark Centers Trust, 600 Third Avenue P.O. Box 1679, Kingston, Pennsylvania 18704, (as to property in Virginia) to Craig A. Kawamoto, a resident of Fairfax County, Virginia ("Trustee"), for the benefit of Secore Financial Corporation, a Pennsylvania corporation, having an address at 12510 Prosperity Drive, Suite 270, Silver Spring, Maryland, 20904, together with its successors and assigns, "Beneficiary").

                     W I T N E S S E T H :


          WHEREAS, Grantor is the record and beneficial owner of the fee simple interests in the five Properties (as defined below), located on and comprising the land described in Exhibit
A-1 through A-5 and Exhibit A-7 attached hereto; and

          WHEREAS, Grantor is the record and beneficial owner of the fee simple interest in the Property located on the land described in Exhibit A-6.1 attached hereto (collectively with Exhibits A-1 through A-5 and Exhibit A-7 the "Land") and the owner of the ground leasehold interest on the land described in Exhibit A-6.2; and

          WHEREAS, Grantor is the owner of the ground leasehold interests in the eleven Properties, located on the land described in Exhibit A-8 through A-17 (collectively with Exhibit
A-6.2, the "Ground Leasehold Estate"); and

          WHEREAS, Beneficiary has agreed to make loans to Grantor in the principal amount of Forty Five Million Nine Hundred Twenty Nine Thousand Eight Hundred Dollars ($45,929,800) (collectively, the "Loan"), which Loan shall be evidenced by the Note, of even date herewith (together with all amendments, modifications, supplements, restatements, substitutions and replacements thereof or thereto, the "Note"), executed by Grantor in favor of Beneficiary, payable as specified therein, with a maturity date of November 1, 2021 or if such date is not a Business Day, on the next preceding Business Day (the "Maturity Date") or such earlier date as may be required under the terms of the Note; and

          WHEREAS, the indebtedness evidenced by the Note and the other obligations of Grantor set forth in the other Loan
Documents (as defined below) shall be secured by this Mortgage and the other Loan Documents; and

          WHEREAS, Grantor and Beneficiary intend these recitals to be a material part of this Mortgage.

          NOW, THEREFORE, in consideration of the Loan to Grantor evidenced by the Note and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

          TO SECURE:

          (i) payment and performance of all covenants, conditions, liabilities and obligations of Grantor to Beneficiary contained in, and payment of the indebtedness evidenced by, the Note plus all interest payable thereunder; and

          (ii) payment and performance of all covenants, conditions, liabilities and obligations contained in this Mortgage and any extensions, renewals or modifications hereof;
and

          (iii) payment and performance of all covenants, conditions, liabilities and obligations of Grantor contained in the Assignment of Leases, Rents and Security Deposits, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "Assignment of Leases"), between Grantor, as assignor, and Beneficiary, as assignee, and the Cash Collateral Account, Security, Pledge and Assignment Agreement, dated as of the date hereof (together with any extensions, renewals or modifications thereof, the "Cash Collateral Agreement"), among Grantor, as pledgor, Fleet National Bank, as agent, and Beneficiary, as pledgee; and

     (iv) payment and performance of all covenants, conditions, liabilities and obligations of Grantor contained in each of the other Loan Documents (as defined below); and

     (v) without limiting the foregoing, payment of all indebtedness, liabilities, and amounts from time to time incurred by Beneficiary pursuant to the Note, this Mortgage or such other Loan Documents, even if the aggregate amount of the monetary obligation outstanding at any one time exceeds the face amount of the Note (all of the foregoing indebtedness, monetary liabilities and obligations set forth in clauses (i)-(iv) above and this clause (v), collectively, the "Indebtedness"); and

     (vi) payment of the Indebtedness together with the payment and performance of all other covenants, conditions, liabilities and obligations described and set forth in clauses (i)-(v) above and in this clause (vi), collectively, the "Obligations."


                      GRANTING CLAUSES

          NOW, THEREFORE, THIS MORTGAGE WITNESSETH: that Grantor, in consideration of the premises, the Indebtedness secured by the Note, the acceptance by Beneficiary of the trusts created hereby, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged (a) has mortgaged, warranted, granted, bargained, sold, alienated, released, confirmed, conveyed, pledged, enfeoffed, transferred and assigned and (b) by these presents does hereby irrevocably grant and create a first priority Lien (as defined below), subject to the Permitted Encumbrances and the provisions hereof and of the other Loan Documents, on and security interest in, and does hereby MORTGAGE, WARRANT, GRANT A SECURITY INTEREST IN, GRANT, BARGAIN, SELL, ALIENATE, RELEASE, CONFIRM, CONVEY, PLEDGE, ASSIGN, ENFEOFF, TRANSFER AND SET OVER to (Beneficiary, in the case of the Pennsylvania Properties) Trustee (for Properties not located in the State of Pennsylvania), IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, for the benefit and use of Beneficiary and its successors and assigns forever, in the trusts created hereby all its estate, right, title and interest now owned or hereafter acquired in, to and under any and all the property (collectively, the "Trust Estate") described in the following Granting Clauses:

     (A)  the Land;

     (B) the Ground Leasehold Estate and all right, title and interest of Grantor in, to and under the Ground Leases, with all rights of use, occupancy and enjoyment and in and to all rents, income and profits arising from or pursuant to the Ground Leases together with all amendments, extensions, renewals and modifications of the Ground Leases and all credits, deposits, options and privileges of Grantor as lessee under the Ground Leases including, without limitation, the right to renew or extend the Ground Leases for a succeeding term or terms and all rights of Grantor under the Ground Leases in connection with any bankruptcy or insolvency proceeding of the lessor under the Ground Leases, if any;

     (C) all of Grantor's right, title and interest in and to the buildings, foundations, structures, improvements and fixtures now or hereafter located or erected on the Land (the
"Improvements");

     (D) all of Grantor's right, title and interest, if any, in and to (i) all streets, avenues, roads, alleys, passages, places, sidewalks, strips and gores of land and ways, existing or proposed, public or private, adjacent to the Land, and all reversionary rights with respect to the vacation of said streets, avenues, roads, alleys, passages, places, sidewalks and ways in the land lying thereunder, (ii) all air, lateral support, drainage, oil, gas and mineral rights, options to purchase or lease, waters, water courses and riparian rights now or hereafter pertaining to or used in connection with the Land and/or Improvements, (iii) all and singular, the tenements, hereditaments, rights of way, easements, appendages and appurtenances and property now or hereafter belonging or in any way appertaining to the Land, and (iv) all estate, right, title, claim or demand whatsoever, either at law or in equity, in possession or expectancy, of, in and to the Land (collectively, the "Appurtenances");

     (E) all of Grantor's right, title and interest in and to all of the machinery, appliances, apparatus, equipment, fittings, fixtures, materials, articles of personal property and goods of every kind and nature whatsoever, and all additions to and renewals and replacements thereof, and all substitutions therefor, now or hereafter affixed to, attached to, placed upon or located upon or in the Land, or any part thereof, and used in connection with the use, ownership, management, maintenance, enjoyment or operation of the Land in any present or future occupancy or use thereof and now owned or leased or hereafter owned or leased (to the extent permitted by the applicable Lease) by Grantor including, but without limiting the generality of the foregoing, all heating, lighting, laundry, cooking, incinerating, loading, unloading and power equipment, boilers, dynamos, stokers, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating, and communications apparatus, air cooling and air conditioning apparatus, building materials and equipment, elevators, escalators, carpeting, shades, draperies, awnings, screens, doors and windows, blinds, stoves, ranges, refrigerators, dishwashers, cabinets, office equipment, furniture and furnishings, partitions, ducts and compressors (other than equipment and personal property of tenants of the Land or the Improvements, or any part thereof) (hereinafter collectively called "Building Equipment"), and Grantor agrees to execute and deliver, from time to time, such further instruments (including, without limitation, any financing statements under the Uniform Commercial Code of the applicable State in which a Property is located (the "UCC")) as may be reasonably requested by Beneficiary to confirm the lien of this Mortgage on any Building Equipment or any Intangible;

          All such right, title and interest of Grantor in and to each of the seventeen distinct parcels or sets of parcels of the Land and the Ground Leasehold Estate, Grantor's interest in and to the Improvements and Building Equipment located thereon and such other property with respect thereto described in the foregoing Granting Clauses is herein called a "Property" and all such Properties are herein collectively called the "Properties."

     (F) all of Grantor's right, title and interest as lessor or licensor, as the case may be, in, to and under all leases, underlettings, concession agreements and licenses of the Properties, or any part thereof, now existing or hereafter entered into by Grantor including, without limitation, any cash and securities deposited thereunder (collectively, the "Leases"), the grant of such cash and securities hereunder being expressly subject to the provisions of the applicable Leases, and all of Grantor's right, title and interest, subject to the provisions of
Section 9, in the right to receive and collect the revenues, income, rents, issues, profits, royalties and other benefits payable under any of the Leases or otherwise arising from the use or enjoyment of all or any portion of the Properties (collectively, the "Rents");

     (G) subject to the provisions of Section 6 hereof and to the Leases, all of Grantor's right, title and interest in and to all proceeds, judgments, claims, compensation, awards or payments hereafter made to Grantor for the taking, whether permanent or temporary, by condemnation, eminent domain, or for any conveyance made in lieu of such taking, of the whole or any part of the Properties, including, without limitation, all proceeds, judgments, claims, compensation awards or payments for changes of grade of streets or any other injury to or decrease in the value of the Properties, whether direct or consequential, which said awards and payments are hereby assigned to Beneficiary, who is hereby authorized to collect and receive the proceeds thereof and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the Indebtedness in such order as Beneficiary may determine in accordance with the provisions of this Mortgage without regard to the adequacy of Beneficiary's security hereunder and notwithstanding the fact that the amount thereof may not then be due and payable, and toward the payment of reasonable counsel fees, costs and disbursements incurred by Beneficiary in connection with the collection of such awards or payments; and Grantor hereby agrees, upon request, to make, execute and deliver any and all further assignments and other instruments sufficient for the purpose of confirming this assignment of said proceeds, judgments, claims, compensation awards or payments to Beneficiary, free, clear and discharged of any encumbrances of any kind or nature whatsoever other than the Permitted Encumbrances;

     (H) subject to the provisions of Section 6 hereof, all of Grantor's right, title and interest in and to all unearned premiums paid under insurance policies now or hereafter obtained by Grantor to the extent the same insure the Properties and any other insurance policies required to be maintained pursuant to
Section 5 hereof to the extent the same insure the Properties including, without limitation, liability insurance policies and Grantor's interest in and to all proceeds of the conversion and the interest payable thereon, voluntary or involuntary, of the Trust Estate, or any part thereof, into cash or liquidated claims including, without limitation, proceeds of casualty insurance, title insurance (other than liability insurance) or any other insurance maintained on or with respect to the Properties;

     (I) all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and Appurtenances to, the Properties, hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor on the Properties, and all conversions of the security constituted thereby; immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, to the extent permitted by law, without any further mortgage, conveyance, assignment or other act by Grantor, any of such extensions, improvements, betterments, renewals, substitutes and replacements shall become subject to the Lien of this Mortgage as fully and completely, and with the same effect, as though now owned by Grantor and specifically described herein;

     (J) all of Grantor's right, title and interest in, to and under, to the extent the same may be encumbered or assigned by Grantor pursuant to the terms thereof without occurrence of a breach of default thereunder or a violation under applicable law, and without impairment of the validity or enforceability thereof,
(i) any Operating Agreements (as defined below) and all contracts and agreements relating to the Properties (other than the Leases), and other documents, books and records related to the ownership and operation of the Properties; (ii) to the extent permitted by law, all consents, licenses (including, to the extent permitted by law, any licenses held by Grantor permitting the sale of liquor at any of the Properties the transfer and/or assignment of which is permitted by law without filing or other qualification), warranties, guaranties, building permits and government approvals relating to or required for the construction, completion, occupancy and operation of the Properties; (iii) all plans and specifications for the construction of the Improvements, including, without limitation, installations of curbs, sidewalks, gutters, landscaping, utility connections and all fixtures and equipment necessary for the construction, operation and occupancy of the Improvements; (iv) all such other contracts and agreements (other than the Leases) from time to time executed by Grantor relating to the ownership, leasing, construction, maintenance, operation, occupancy or sale of the Properties, together with all rights of Grantor to compel performance of the terms of such contracts and agreements; and
(v) subject to the terms of the Cash Collateral Agreement, the Accounts (as defined below) and any funds in such Accounts from time to time (it being understood that at such time as Grantor shall withdraw any amounts from any Accounts in accordance with the provisions of the Cash Collateral Agreement, the same shall cease to constitute part of the Trust Estate);

     (K) to the extent the same may be encumbered or assigned by Grantor pursuant to the terms thereof and to the extent permitted by law, all of Grantor's right, title and interest in, to and under escrows, documents, instruments, and general intangibles, as the foregoing terms are defined in the UCC, in any case which now or hereafter relate to, are derived from, or are used in connection with the Properties, and all contract rights, franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action which now or hereafter relate to, are derived from or used in connection with the Properties or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the property described in the foregoing paragraphs (F), (G), (H), (I) and this paragraph (J), the "Intangibles"); and

     (L) all of Grantor's right, title and interest in all proceeds, both cash and noncash, of the foregoing which may be sold or otherwise be disposed of pursuant to the terms hereof.

          TO HAVE AND TO HOLD THE TRUST ESTATE hereby conveyed, or mentioned and intended so to be, whether now owned or held or hereafter acquired, subject only to the Permitted Encumbrances, unto Trustee for the benefit and use of Beneficiary, its successors and assigns, forever, upon the terms and conditions set forth herein.

          IN TRUST FOREVER, WITH POWER OF SALE (to the extent permitted by applicable law), upon the terms and trusts set forth herein and to secure the performance of, and compliance with, the obligations, covenants and conditions of this Mortgage and the other Loan Documents all as herein set forth.

          1. Definitions. Wherever used in this Mortgage, the following terms, and the singular and plural thereof, shall have the following meanings. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Note:

          Accounts: Shall mean, collectively, the Operating Account, the Mortgage Escrow Account, the Interest Escrow Account, the Deferred Maintenance Reserve Account, the Environmental Reserve Account, the Security Deposit Account and the Capital Expenditure Reserve Account and any and all of Grantor's other accounts, general intangibles, chattel paper, cash or monies, wherever located, whether in the form of cash or checks, and all cash equivalents including all deposits and certificates of deposit, instruments, whether negotiable or non-negotiable, debt notes both certificated and uncertificated, repurchase obligations for underlying notes of the types described herein, and commercial paper (it being agreed that all of the foregoing must at all times qualify as Permitted Investments (as defined in the Cash Collateral Agreement)), (a) received in connection with the sale or other disposition of all or any of the Properties, (b) maintained by Grantor in a segregated account in trust for the benefit of Beneficiary, or
(c) held by Beneficiary, but not any account maintained by Grantor or an Affiliate of Grantor or cash or cash equivalents that have been disbursed to Grantor in accordance with the Cash Collateral Agreement.

          Affiliate: Shall mean, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, or any general partner in, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

          Aggregate Alteration Threshold Amount:  Shall mean
$2,000,000.

          Aggregate Casualty Amount: As defined in Section 6(b) hereof.

          Alabama Property:  As defined in Section 52 hereof.

          Allocated Loan Amount: Shall mean the portion of the Principal Indebtedness allocated, solely for purposes of performing certain calculations hereunder, to each Property as set forth in Schedule 1 annexed hereto and made a part hereof, as such amounts shall be adjusted from time to time as hereinafter set forth. In the case of a Total Loss in accordance with Section 6(d) where the Proceeds are less than 125% of the Allocated Loan Amount, each Allocated Loan Amount shall be increased by an amount equal to the product of (a) the difference between 125% of the applicable Allocated Loan Amount and the Proceeds, and (b) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the Principal Indebtedness prior to the adjustment to the Principal Indebtedness resulting in the recalculation of the Allocated Loan Amount. All calculations made pursuant to this Mortgage with respect to an Allocated Loan Amount (including Premium or scheduled interest payments on an Allocated Loan Amount) shall be certified to Beneficiary by Grantor pursuant to an Officer's Certificate.

          Alteration:  As defined in Section 12(c) hereof.

          Approved Banks: Shall mean banks or other financial institutions which have a minimum long-term unsecured debt rating of at least "AA" by each of the Rating Agencies, or if any such bank or other financial institution is not rated by all the Rating Agencies, then a minimum long-term rating of at least "AA" or its equivalent by two of the Rating Agencies.

          Appurtenances: As defined in Granting Clause (D) hereof.

          Assignee:  As defined in Section 54 hereof.

          Assignment of Leases: As defined in the recitals hereof.

          Beneficiary: As defined in the introductory paragraph hereof.

          Best:  As defined in Section 5(b).

          Building Equipment: As defined in Granting Clause (E) hereof.

          Business Day: Shall mean any day except a Saturday, a Sunday or any other day on which commercial banks in the States of New York or Pennsylvania, are authorized or obligated by law, governmental decree or executive order to be closed.

          Capital Expenditure Reserve Amount:  As defined in
Section 48(b) hereof.

          Cash:  Coin or currency of the government of the United
States of America.

          Cash and Cash Equivalents: Shall mean any or a combination of the following: (i) Cash, and (ii) U.S. Government
Obligations.

          Cash Collateral Agreement: As defined in the recitals hereof.

          Casualty Amount:  As defined in Section 6(b) hereof.

          Closing Date: Shall mean the date the Loan and the transactions contemplated hereby are consummated.

          Code: Shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto, and any temporary or final regulations promulgated thereunder.

          Comparable Class: Shall mean, with respect to any Property, a standard of operation and maintenance consistent with properties comparable to and in the same metropolitan area as the applicable Property.

          Debt: Shall mean, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (excluding trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with GAAP, recorded as capital leases;
(c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for, or liabilities incurred on the account of, such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees or other agreement to become secondarily liable for any obligation of any other Person, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any Lien on any property of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

          Debt Service: Shall mean the amount of interest and principal due and payable in accordance with the Note during any applicable period.

          Debt Service Collateral: As defined in Section 62(a) hereof.

          Debt Service Coverage Ratio: Shall mean for any period the ratio of Net Operating Income to Debt Service on the Note
(based on a debt service constant on the Note equal to the greater of 10.09% per annum and the actual debt service constant on the Note) for such period.

          Default: Shall mean the occurrence or existence of any event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default hereunder.

          Default Rate: Shall have the meaning set forth in the Note.

          Deferred Maintenance Amounts:  As defined in Section
48(a).

          Direct Beneficial Owner: Shall mean such Persons who own any direct ownership interest in Grantor.

          Environmental Certificate: As defined in Section 40(b) hereof.

          Environmental Claim: Shall mean any claim, action, cause of action, investigation or written notice by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based upon or resulting from (a) the presence, threatened presence, release or threatened release into the environment of any Hazardous Substances from or at the Properties, or (b) the violation, or alleged violation, of any Environmental Law, relating to the Properties.

          Environmental Event: As defined in Section 40(b) hereof.

          Environmental Laws: Shall mean all present or future federal, state and local laws, statutes, rules, ordinances, and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation laws, statutes, rules, ordinances and regulations relating to emissions, discharges, releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sub Sections 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sub Sections 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. Sub Sections 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. Sub
Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Sub
Section 7401 et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. Sub Section 1801 et seq., as the same may be hereafter amended or modified.

          Environmental Reports: As defined in Section 40(a) hereof.

          ERISA:  Shall mean the Employee Retirement Income
Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

          Events of Default: Shall mean the occurrence of any of the following, each of which shall constitute an Event of Default under this Mortgage:

          (a) (i) Failure to make any payment of interest or principal on the Note when due, or (ii) failure to pay the principal balance of the Note when due; or

          (b) Grantor fails to pay any other amount payable pursuant to this Mortgage or the Note when due and payable in accordance with the provisions hereof, with such failure continuing for ten (10) Business Days after Beneficiary delivers written notice thereof to Grantor, unless such amount is in dispute and Grantor has deposited the disputed amount in escrow; or

          (c) (i) Failure to keep in force the insurance required by Section 5 of this Mortgage, or (ii) failure to comply with any other covenants set forth in Section 5 with such failure in this clause (ii) continuing for five (5) Business Days after Beneficiary delivers written notice thereof to Grantor; or

          (d) Any default under the terms of Section 7 (b) (subject to the terms of Section 7(c) beyond any applicable time periods set forth therein, with such default continuing for five
(5) days after Beneficiary delivers written notice thereof to Grantor, or the incurrence of any Debt in violation of Section 11
(c) of this Mortgage or the occurrence of any Transfer in violation of Sections 11 (a) or 11 (b) (but subject to the terms of Section 11) of this Mortgage; or

          (e) Any attempt by Grantor to assign its rights under this Mortgage; or

          (f) Any other default in the performance or payment, or breach, of any material covenant, warranty, representation or agreement of Grantor contained herein or in any other Loan Document (other than a covenant, representation or agreement, a default in the performance or payment of or the breach of which is specifically addressed elsewhere in this definition), which default is not cured within thirty (30) Business Days after receipt by Grantor of notice from Beneficiary in writing of such breach. If cure of such default (a) would require performance of an Obligation other than payment of Indebtedness to Grantor and
(b) cannot be effected within said 30 Business Day period despite Grantor's diligence in prosecuting such cure, then, provided Grantor commences to cure within said thirty (30) Business Day period and diligently prosecutes said cure to completion, subject only to Excusable Delays, the cure period provided hereunder shall be extended to such time as may be reasonably necessary to cure the default; provided, however, that such extended period shall in no event exceed 120 days plus time permitted for Excusable Delays; and provided, further, that Grantor shall provide Beneficiary with a written report and evidence of the progress of Grantor's cure efforts 90 days after commencement of such 120-day cure period. Notwithstanding the foregoing sentence, the cure period provided hereunder may be extended for one additional 120-day period, subject to Excusable Delays, if and only if (x) such default involves breach of a covenant (as distinct from a representation) and cure of such default would require physical construction or remedial work, and (y) such cure cannot with diligence be completed within the initial 120-day period. Grantor shall provide Beneficiary with an additional written report and evidence of the progress of Grantor's cure efforts 90 days after commencement of such additional 120-day cure period.

          (g) The entry by a court of (A) a decree or order for relief in respect of any Grantor or its General Partner in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging any Grantor or its General Partner a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any Grantor or its General Partner under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of any Grantor or its General Partner or of any substantial part of either of their respective property, or ordering the winding up or liquidation of either of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of more than ninety (90) consecutive days; or

          (h) The commencement by any Grantor or its General Partner of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by any Grantor or its General Partner of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by any Grantor or its General Partner to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of any Grantor or its General Partner or of any substantial part of any of either of their respective property, or the making by any Grantor or its General Partner of an assignment for the benefit of creditors, or the admission by any Grantor or its General Partner in writing of its inability to pay its debts generally as they become due, or the taking of official partnership action of any Grantor or corporate action of its General Partner (or if, at any time, any Grantor shall no longer be a partnership or the General Partner shall no longer be a corporation) in furtherance of any such action; or

          (i) This Mortgage or any other Loan Document or any Lien granted hereunder or thereunder shall, in whole or in part, terminate, cease to be effective or cease to be a legally valid, binding and enforceable obligation of Grantor, or any Lien securing the Indebtedness shall, in whole or in part, cease to be a perfected first priority Lien, subject to the Permitted Encumbrances (except in any of the foregoing cases in accordance with the terms hereof or under any other Loan Document); or

          (j)  Any "Event of Default" as defined in any Loan
Document other than this Mortgage occurs.

          Exculpated Parties:  As defined in Section 33 hereof.

          Excusable Delay: Shall mean a delay due to acts of God, governmental restrictions, stays, judgments, orders, decrees, enemy actions, civil commotion, fire, casualty, strikes, work stoppages, shortages of labor or materials or other causes beyond the reasonable control of Grantor, but lack of funds in and of itself shall not be deemed a cause beyond the control of Grantor.

          GAAP: Shall mean the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such entity as may be in general use by significant segments of the U.S. accounting profession, to the extent such principles are applicable to the facts and circumstances on the date of determination.

          General Partner: Shall mean Mark M.P.N.M. Realty, Inc., an Alabama corporation; Mark New Smyrna Realty, Inc., a Florida corporation; Mark Park Plaza Realty, Inc., a Georgia corporation; Mark Troy Realty, Inc., a New York corporation; Mark Martintown Realty, Inc., a South Carolina corporation; Mark Kings Fairground Realty, Inc., a Virginia corporation; Mark Shillington Realty Corp., a Pennsylvania corporation; Mark 25th Street Realty Corp., a Pennsylvania corporation; Mark Three Realty Corp., a Pennsylvania corporation; and Mark Four Realty Corp., a Pennsylvania corporation, which are the general partners of, Mark M.P.N.M., L.P., an Alabama limited partnership; Mark New Smyrna Limited Partnership, a Florida limited partnership; Mark Park Plaza, L.P., a Georgia limited partnership; Mark Troy, L.P., a New York limited partnership; Mark Martintown, L.P., a South Carolina limited partnership; Mark Kings Fairground, L.P., a Virginia limited partnership; Mark Shillington, L.P., a Pennsylvania limited partnership; Mark 25th Street, L.P., a Pennsylvania limited partnership; Mark Three Realty, L.P., a Pennsylvania limited partnership and Mark Four Realty, L.P., a Pennsylvania limited partnership respectively.

          Governmental Authority: Shall mean any Federal, state or local government or any other political subdivision thereof exercising executive, legislative, judicial, regulatory or administrative functions.

          Grantor: As defined in the introductory paragraph hereof.

          Ground Lease or Ground Leases: Shall mean those certain ground leases set forth on Exhibit B annexed hereto and made a part hereof.

          Ground Leasehold Estate: As defined in the recitals hereof.

          Hazardous Substance: Shall mean any material waste or material substance which is:

          (a) included within the definition of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in or pursuant to any Environmental Law, or subject to regulation under any Environmental Law;

          (b) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. Sub
Section 172.101 enacted as of the date hereof or hereafter amended, or in the United States Environmental Protection Agency
List of Hazardous Substances and Reportable Quantities, 40 C.F.R.
Part 302, as enacted as of the date hereof or as hereafter amended; or

          (c)  an explosive, radioactive, asbestos,
polychlorinated biphenyl, oil or petroleum product.

          Impositions: Shall mean all taxes (including all ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction, privilege or license or similar taxes), governmental assessments (including all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Mortgage), water, sewer or other rents and charges, excises, levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Trust Estate and/or any Rents (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a Lien upon (a) Grantor (including all income, franchise, single business or other taxes imposed on Grantor for the privilege of doing business in the jurisdiction in which the Trust Estate is located), (b) the Trust Estate, or any other collateral delivered or pledged to Beneficiary in connection with the Loan, or any part thereof, or any Rents therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Trust Estate or the leasing or use of all or any part thereof. Nothing contained in this Mortgage shall be construed to require Grantor to pay any tax, assessment, levy or charge imposed on (i) any tenant occupying any portion of the Property or (ii) Beneficiary in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

          Improvements: As defined in Granting Clause (C) hereof.

          Indebtedness:  As defined in the recitals hereof.

          Indemnified Environmental Parties:  As defined in
Section 40 (c) hereof.

          Indemnified Parties:  As defined in Section 37 hereof.

          Independent Accountant: Shall mean Ernst & Young, LLP, or another firm of nationally recognized, independent certified public accountants selected by Grantor which is reasonably acceptable to Beneficiary.

          Independent Appraiser: Shall mean an independent appraiser which is a member of the American Institute of Real Estate Appraisers selected by Grantor and having at least five
(5) years of experience in the applicable real estate market where the applicable Property is located in the valuation of properties of the type being appraised.

          Independent Architect: Shall mean an independent architect, engineer or construction consultant selected by Grantor, licensed to practice in the State where the applicable Property is located and having at least five (5) years of experience.

          Independent Director:    Shall mean an individual
reasonably satisfactory to Beneficiary who shall not have been at the time of such individual's appointment, and may not have been at any time during the preceding two years (i) a shareholder of, or an officer or employee of, Grantor or any of its shareholders, subsidiaries or affiliates, (ii) a customer of, or supplier to, Borrower or any of its shareholders, subsidiaries or affiliates,
(iii) a person or other entity controlling any such shareholder, supplier or customer, or (iv) a member of the immediate family of any such shareholder, officer, employee, supplier or customer of any other director of Grantor. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          Individual Threshold Amount: Shall mean, with respect to each Property, the greater of $250,000 or ten percent (10%) of the Allocated Loan Amount therefor.

          Individual Trustee: Shall mean such person as is required by applicable state law to perform the functions of Individual Trustee pursuant to Section 51 hereof.

          Insurance Requirements: Shall mean all terms of any insurance policy required hereunder covering or applicable to any Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of which Grantor has notice of the national board of fire underwriters (or any other body exercising similar functions) applicable to or affecting any Property or any part thereof or any use of any Property or any part thereof.

          Intangibles:  As defined in Granting Clause (K) hereof.

          Jurisdictional Trustee: As defined in Section 51 hereof.

          Land:  As defined in the recitals hereof.

          Leases:  As defined in Granting Clause (F) hereof.

          Legal Requirements: As defined in Section 13(a) hereof.

          Letter of Credit: Shall mean an irrevocable, unconditional, transferable, clean sight draft letter of credit in favor of Beneficiary and entitling Beneficiary to draw thereon in New York, New York, issued by a domestic Approved Bank or the U.S. agency or branch of a foreign Approved Bank, or if there are no domestic Approved Banks or U.S. agencies or branches of a foreign Approved Bank then issuing letters of credit, then such letter of credit may be issued by a domestic bank, the long term unsecured debt rating of which is the highest such rating then given by the Rating Agencies to a domestic commercial bank. If at any time the bank issuing any such Letter of Credit shall cease to be an Approved Bank, Beneficiary shall have the right immediately to draw down the same in full and hold the proceeds of such draw in accordance with the applicable provisions hereof, unless Grantor shall deliver a replacement Letter of Credit within thirty (30) days after Beneficiary delivers written notice to Grantor that such bank shall have ceased to be an Approved Bank.

          Lien: Shall mean any mortgage, deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance of, on or affecting the Trust Estate or any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

          Loan:  As defined in the recitals hereof.

          Loan Amount: Shall mean the aggregate Principal Amount of the Loan, which initially shall be $45,929,800.

          Loan Documents: Shall mean this Mortgage, the Assignment of Leases, the Cash Collateral Agreement, the Note, and any and all other agreements, instruments or documents executed by Grantor evidencing, securing or delivered in connection with the Loan and the transactions contemplated hereby.

          Manager's Consent: Shall mean the Manager's Consent and Subordination of Management Agreement, dated as of even date herewith.

          Material Adverse Effect: Shall mean any event or condition that has a material adverse effect on (i) all of the Properties taken as a whole, (ii) the business, prospects, profits, operations or condition (financial or otherwise) of Grantor, or (iii) the ability of Grantor to repay the principal and interest of the Indebtedness as it becomes due.

          Material Alteration: Shall mean any Alteration which, when aggregated with all related Alterations constituting a single project, involves an estimated cost exceeding the greater of the Individual Threshold Amount or $250,000 with respect to Alterations (including the Alteration in question) being undertaken at a single Property at such time or the Aggregate Alteration Threshold Amount with respect to Alterations (including the Alteration in question) being undertaken at all the Properties at such time, but in either event, excluding any Alteration for which a Tenant is obligated to pay directly.
          Maturity Date:  As defined in the recitals hereof.

          Maximum Foreseeable Casualty Loss:  As defined in
Section 5 (b) hereof.

          Minimum DSCR: As defined in Section 62(b) hereof.

          Minimum Release Price: Shall mean an amount sufficient to pay 125% of the Allocated Loan Amount applicable to the Property which is the subject of the Property Release and accrued interest and principal payments thereon assuming an interest rate on the Note equal to the greater of 10.09% and the actual interest rate on the Note, through and including the Release Date, and sufficient to pay the Prepayment Premium (as defined in the Note).

          Mortgage:  As defined in the recitals hereof.

          Mortgage Escrow Account: As defined in Section 8 (a) hereof.

          Mortgage Escrow Amounts: As defined in Section 8 (a) hereof.

          Mortgage Escrow Security: As defined in Section 8 (b) hereof.

          Net Operating Income: Shall mean, with respect to any period, the excess of Operating Income over Operating Expenses for such period.

          Nondisqualification Opinion: Shall mean an opinion of tax counsel, which shall be independent outside counsel, to the effect that a contemplated action would not materially adversely affect the federal income tax status as a REMIC, trust or other vehicle of any REMIC, trust or other vehicle in which the Loan may be included at the time such opinion is required.

          Nondisturbance Agreement: As defined in Section 15(d) hereof.

          Note:  As defined in the recitals hereof.

          Obligations:  As defined in the recitals hereof.

          Officer's Certificate: Shall mean a certificate delivered to Beneficiary and signed by an officer of the General
Partner of Grantor.

          Operating Agreements: Shall mean the reciprocal easement agreements, operating agreements and similar agreements affecting the ownership, use and operation of the Properties included in the Permitted Encumbrances listed on Schedule 2 hereto, as such agreements have been or may hereafter be amended, modified or supplemented.

          Operating Expenses: Shall mean, for any period, without duplication, all expenses paid or to be paid by Grantor during such period in connection with the operation, management, maintenance, repair and use of the Trust Estate, determined on an accrual basis, and, except to the extent otherwise provided in this definition, in accordance with GAAP. Operating Expenses specifically shall include (i) all expenses incurred in the immediately preceding twelve (12) month period based on quarterly financial statements delivered to Beneficiary in accordance with
Section 14(b) hereof, (ii) all payments required to be made pursuant to any Operating Agreements, (iii) management fees, whether or not actually paid, equal to 5% of Operating Income,
(iv) an amount equal to $0.40 per square foot for each Property, and (v) in the case of real property taxes and assessments imposed upon the Plaza 15 Property, located in Lewisburg, Pennsylvania, the actual taxes and assessments, but in no event less than $87,000. Notwithstanding the foregoing, Operating Expenses shall not include (1) depreciation or amortization, (2) income taxes or other Impositions in the nature of income taxes,
(3) any expenses (including legal, accounting and other professional fees, expenses and disbursements) incurred in connection with the making of the Loan or the sale, exchange, transfer, financing or refinancing of all or any portion of the Trust Estate or in connection with the recovery of insurance or condemnation proceeds which are applied to prepay the Note, (4) any expenses which in accordance with GAAP should be capitalized,
(5) Debt Service, and (6) any item of expense which would otherwise be considered within Operating Expenses pursuant to the provisions above but is paid directly by any Tenant.

          Operating Income: Shall mean, for any period, all income of Grantor during such period from the operation of the Trust Estate or, as applicable, a Property as follows:

               (i) all amounts payable to Grantor by any Person under Leases, license agreements, occupancy agreements or other agreements relating to the Trust Estate or, as applicable, a Property, as (A) annual "base" or "fixed" rent (including rent insurance proceeds), equal to the lesser of the projected "base" or "fixed" rent for the following twelve (12) months based solely upon leases actually signed and in effect and the actual "base" or "fixed" rent collected for the immediately preceding twelve (12) month period pursuant to financial statements provided by Borrower and (B) percentage rent collected for the immediately preceding twelve (12) month period pursuant to financial statements provided by Borrower;

               (ii) all amounts payable to Grantor by any Person under Leases or otherwise, as reimbursement for real estate taxes, assessments, escalations, operating expenses, utilities or such other charges paid by Grantor and collected pursuant to the certified financial statements provided by Borrower, excepting therefrom amounts collected for one-time, non-recurring reimbursements; and

               (iii) all other amounts which have been collected and are included in Grantor's annual financial statements as operating income attributable to the Trust Estate or, as applicable, a Property, excepting therefrom amounts collected for one-time, non-recurring payments;

               less, however, the amounts payable to Grantor as a result of the percentage increase of the occupancy rate of the Properties over a base occupancy rate of ninety-five percent (95%) multiplied by the sum of (i), (ii) and (iii) above.

          Notwithstanding the foregoing, Operating Income shall not include (a) any condemnation or insurance proceeds (other than rent insurance proceeds or condemnation proceeds with respect to a temporary taking and, in either such case, only to the extent allocable to the applicable reporting period), (b) any proceeds resulting from the Transfer of all or any portion of a Property, (c) any rent attributable to a Lease prior to the date on which the actual payment of rent is required to commence thereunder, (d) any item of income otherwise includable in Operating Income but paid directly by any tenant to a Person other than Grantor, provided such item of income is an item of expense (such as payments for utilities paid directly to a utility company) and is otherwise excluded from the definition of Operating Expenses pursuant to clause (6) of the definition thereof, or (e) security deposits received from Tenants until forfeited. Operating Income shall be calculated on the accrual basis of accounting and, except to the extent otherwise provided in this definition, in accordance with GAAP.

          In addition, for purposes of calculating Operating Income in connection with the calculation of the Debt Service Coverage Ratio, rent payable under any Lease executed from and after the date hereof shall be deemed to be equal to the lesser of (x) the actual rent paid thereunder, and (y) the total base rent (including fixed escalations) payable thereunder for the original term thereof calculated on a straight-line basis.

          Opinion of Counsel: Shall mean an opinion of counsel of a nationally recognized law firm or other law firm reasonably acceptable to Beneficiary and, at any time that the Loan is included in any securitization transaction, the Rating Agencies, procured by Grantor and rendered at Grantor's sole cost and expense.

          Pennsylvania Property: As defined in Section 56 hereof.

          Permitted Debt:  As defined in Section 11 (c) hereof.

          Permitted Encumbrances:  Shall mean:

     (i) Liens for Impositions not yet due and payable or Liens arising after the date hereof which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted in accordance with Section 7(c) hereof;

     (ii) In the case of Liens arising after the date hereof, statutory Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens arising by operation of law, which are incurred in the ordinary course of business for sums which are being contested in good faith in accordance with Section 7(c);

     (iii) All immaterial easements, rights-of-way, restrictions and other similar charges or non-monetary encumbrances against real property and other agreements which do not materially and adversely affect (A) the ability of Borrower to pay any of its obligations to any Person as and when due, (B) the marketability of title to the Trust Estate, (C) the fair market value of the Trust Estate, or (D) the use or operation of the Trust Estate as of the Closing Date and thereafter;

     (iv) Those matters set forth in the "marked-up" commitments for Beneficiary's loan policy of title insurance concerning the Properties issued by the Title Company and agreed to by Beneficiary in Beneficiary's sole discretion;

     (v) Liens in favor of Beneficiary under this Mortgage and the other Loan Documents;

     (vi) Rights of existing and future Tenants, as tenants only, pursuant to Leases; and

     (vii) Such other title exceptions as Beneficiary and the applicable Rating Agencies may approve in writing in their sole discretion.

          Person: Shall mean any individual, corporation, partnership, joint venture, estate, trust, unincorporated association, and any federal, state, county or municipal government or any political subdivision thereof.

          Premium:  Shall have the meaning set forth in the Note.

          Principal Amount: Shall mean the principal amount of the Note, as defined therein.

          Principal Indebtedness:  Shall mean the Principal
Amount payable by Grantor under the Note.

          Proceeds:  As defined in Section 6(b) hereof.

          Properties:  As defined in Granting Clause (E) hereof.

          Property Release: Shall mean the release one or more of the Specified Properties from the lien and security interest of Beneficiary in this Mortgage and other Loan Documents relating to such Specified Property, and the execution and delivery by Beneficiary of any agreements reasonably requested by Grantor to release and terminate or reconvey and reassign, such Mortgage; provided that such release and termination or reconveyance and reassignment shall be without recourse to Beneficiary and without any representation and warranty and Grantor shall be released from its obligations under the Loan Documents with respect to the Specified Property; provided, further, that upon the release and termination or reconveyance and reassignment of Beneficiary's security interest in this Mortgage relating to the Specified Property, all references herein to this Mortgage relating to the Specified Property shall be deemed deleted; and provided, further, that upon any Property Release, Grantor shall cause to be delivered to Beneficiary in form and substance reasonably satisfactory to Beneficiary, at Grantor's sole cost and expense, an original title insurance policy endorsement, insuring Beneficiary's perfected first priority interest under this Mortgage in and to the remaining Properties in the Trust Estate following the Property Release.

          Qualifying Manager: As defined in Section 19 (a) hereof.

          Rating Agencies: Shall mean Standard & Poor's Ratings Services, Duff & Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch Investor Services, L.P. or, if such corporation shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by Beneficiary, provided, however, that at any time during which the Loan is an asset of a securitization, "Rating Agencies" shall mean the rating agencies that from time to time rate the securities issued in connection with such securitization

          Release Date:  As defined in Section 38 hereof.

          Renewal Lease:  As defined in Section 15(b) hereof.

          Replacement Collateral: As defined in Section 61(a) hereof.

          Replacement Tenant: As defined in Section 61(a) hereof.

          Rents:  As defined in Granting Clause (F) hereof.

          Single Purpose Entity: Shall mean a Person, other than an individual, which (i) is formed or organized solely for the purpose of holding, directly, an ownership interest in the Properties, (ii) does not engage in any business unrelated to the Properties and the financing thereof, (iii) has not and will not have any assets other than those related to its interest in the Properties or the financing thereof or any indebtedness other than the Loan and trade payables incurred in the ordinary course of business and paid within the time periods set forth in the Loan Documents, and in amounts not to exceed those set forth in the Loan Documents, (iv) maintains its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, (v) holds itself out as being a Person, separate and apart from any other Person, (vi) does not and will not commingle its funds or assets with those of any other Person, (vii) conducts its own business in its own name; (viii) maintains a separate general ledger footnoted with property specific information, (ix) pays its own liabilities out of its own funds,
(x) observes all partnership formalities or corporate formalities or limited liability company formalities, as applicable, (xi) maintains an arm's-length relationship with its Affiliates, (xii) pays the salaries of its own employees and maintains a sufficient number of employees in light of its contemplated business operations, (xiii) does not guarantee or otherwise obligate itself with respect to the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person, (xiv) does not acquire obligations or securities of its partners, members or shareholders, (xv) allocates fairly and reasonably shared expenses, including, without limitation, any overhead for shared office space, (xvi) uses separate stationery, invoices, and checks, (xvii) does not and will not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person, (xviii) does and will correct any known misunderstanding regarding its separate identity, (xix) maintains adequate capital in light of its contemplated business operations, and (xx) has and will have a partnership or operating agreement, certificate of incorporation or other organizational document which complies with the standards and requirements for a Single Purpose Entity set by the Rating Agencies at such time.
In addition, if such Person is a limited partnership, (1) all general partners of such Person shall be Single Purpose Entities, and (2) if such Person has more than one general partner, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent general partner exists. In addition, if such Person is a corporation, then, at all times: (a) such Person shall have at least two (2) Independent Directors, and (2) the board of directors of such Person may not take any action requiring the unanimous affirmative vote of 100% of the members of the board of directors unless all of the directors, including the Independent Directors, shall have participated in such vote. In addition, if such Person is a limited liability company, (1) the managing member shall be a Single Purpose Entity, (2) its articles of organization, certificate of formation and/or operating agreement, as applicable, shall provide that such entity will dissolve only upon the bankruptcy of the managing member, and (3) if such Person has more than one managing member, then the organizational documents shall provide that such Person shall continue (and not dissolve) for so long as a solvent managing member exists. In addition, such Person (1) without the unanimous consent of all of the partners, directors or members, as applicable, has not and will not with respect to itself or to any other Person in which it has a direct or indirect legal or beneficial interest (a) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or other similar official for such Person or all or any portion of such Person's properties, or (b) take any action that might cause such Person to become insolvent, (2) has and will maintain its books, records, resolutions and agreements as official records, (3) has held and will hold its assets in its own name,
(4) has and will maintain its financial statements, accounting records and other entity documents separate and apart from any other Person, (5) has not and will not identify its partners, members or shareholders, or any affiliates of any of them as a division or part of it.

          Specified Properties: As defined in Section 38(b) hereof.

          Taking: Shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of the Trust Estate, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting a Property or any part thereof.

          Tax Opinion: Shall mean an Opinion of Counsel to the effect that a contemplated action (a) will not result in any deemed exchange, pursuant to Section 1001 of the Code, of the Note; and (b) will not adversely affect the Note's or such other note's status as indebtedness for federal income tax purposes.

          Tenant: Shall mean any Person leasing, subleasing or otherwise occupying any portion of a Property.

          Title Company:  Shall mean Commonwealth Land Title
Insurance Company.

          Total Loss: Shall mean (i) a casualty, damage or destruction of a Property, the cost of restoration of which (calculated in accordance with the provisions of Section 6 hereof) would exceed fifty percent (50%) of the applicable Allocated Loan Amount, and with respect to which Grantor is not required, under the applicable Leases to apply Proceeds to the restoration of such Property or (ii) a permanent Taking of twenty-five percent (25%) or more of the gross leasable area of a Property or so much of a Property, in either case, such that it would be impracticable, in Beneficiary's sole discretion, even after restoration, to operate such Property as an economically viable whole and with respect to which the applicable Lease does not require such restoration.

          Transfer: Shall mean sell, assign, convey, transfer, pledge or otherwise dispose of, or where used as a noun, a sale, assignment, conveyance, transfer, pledge or other disposition.

          Trust Estate: As defined in the Granting Clauses hereof.

          Trustee:  As defined in the recitals hereof.

          Trustees:  Shall mean the Trustee, the Individual
Trustee together with the Jurisdictional Trustee, all separate trustees and co-trustees appointed as provided in Section 51 hereof.

          UCC:  As defined in Granting Clause (E) hereof.

          U.S. Government Obligations: Any direct obligations of the United States Government, including, without limitation, treasury bills, notes and bonds.

          Work:  As defined in Section 6(b) hereof.

          All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. Unless otherwise specified herein or therein, all terms defined in this Mortgage shall have the defined meanings when used in any other Loan Document or in any certificate or other document made or delivered pursuant thereto.

          The words "hereof," "herein" and "hereunder" and words of similar import when used in this Mortgage shall refer to this Mortgage as a whole and not to any particular provision of this Mortgage, and section, schedule and exhibit references are to this Mortgage unless otherwise specified. The words "includes" and "including" are not limiting and mean "including without limitation."

          In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          References to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto executed in writing by all of the parties thereto and, if Beneficiary's consent was required for the original of any such document, consented to by Beneficiary. All references in this Mortgage to the plural of any document described herein shall mean all of such documents collectively.

          References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation.

          The captions and headings of this Mortgage are for convenience of reference only and shall not affect the construction of this Mortgage.


           REPRESENTATIONS, WARRANTIES AND COVENANTS

          Grantor represents and warrants to, and covenants and agrees with, Beneficiary as follows:

          (2   Warranty.   Grantor owns good, indefeasible and)
insurable fee simple title to the Land and the Improvements and good, indefeasible and insurable leasehold title to the Ground Leasehold Estate, subject only to the Permitted Encumbrances. This Mortgage upon its due execution and proper recordation is and will remain a valid and enforceable (and, with respect to all personalty (as to which security interests are governed by the UCC), upon proper recordation and the filing of a financing statement) perfected first Lien on and security interest on the Land, Improvements, the Ground Leasehold Estate and such personalty subject to the Permitted Encumbrances. Grantor represents and warrants that none of the Permitted Encumbrances will affect (i) the ability of Borrower to pay any of its obligations to any Person as and when due, (ii) the marketability of title to the Trust Estate, (iii) the fair market value of the Trust Estate, or (iv) the use or operation of the Trust Estate as of the Closing Date and thereafter. Grantor will preserve its fee simple title to the Trust Estate for so long as the Note remains outstanding and will warrant and defend same and the validity and priority of the Lien hereof from and against any and all claims whatsoever other than the Permitted Encumbrances.

     (b) This Mortgage and each of the Loan Documents executed by Grantor, is the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditor's rights generally in effect from time to time.

     (c) On the date hereof, no portion of the Improvements at any Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored;

     (d) Grantor has, and will maintain in effect at all times until the Indebtedness and Obligations are satisfied in full, (i) all necessary material licenses, permits, authorizations, registrations and approvals to own, use, occupy and operate each of the Properties as a shopping center; (ii) full power and authority to carry on its business at each of the Properties as currently conducted; and (iii) not received any written notice of any violation of any such licenses, permits, authorizations, registrations or approvals that materially impair the value of the Property for which such notice was given or which would affect the use or operation of any Property in any material respect;

     (e) As of the date hereof, Grantor has not received any written notice of any Taking or threatened Taking of any Property or any portion thereof;

     (f) Each Property and the Equipment located on such Property constitutes all of the real property, equipment and fixtures currently owned by Grantor or used in the operation of the business located on such Property;

     (g) Each Property has adequate access to public streets, roads or highways;

     (h) Each Property constitutes a separate tax lot, with a separate tax assessment, independent of any other land or improvements, except as previously disclosed to Beneficiary in writing;

     (i) All utility services necessary for the operation of each Property have been connected and are available in adequate capacities directly from utility lines and without the need for private easements not presently existing; and

     (j) For so long as the Note remains unpaid, Grantor is not and shall not be an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Grantor's assets do not and will not constitute plan assets.

     (k)  Grantor is and shall remain a Single Purpose Entity.

          3. Payment and Performance of Obligations Secured. Grantor shall promptly pay when due the principal of and interest on the Indebtedness and all other payment Obligations secured by this Mortgage, all in lawful money of the United States of America, and shall further perform fully and in a timely manner all Obligations of Grantor. All sums payable by Grantor hereunder shall be paid without demand, counterclaim, offset, deduction (except as required by law) or defense. Grantor waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim (other than mandatory counterclaims), setoff, deduction or defense.

          4. Negative Covenants. Grantor covenants and agrees that it shall not:

     (a) incur, create or assume any indebtedness for borrowed money or Transfer or lease the Trust Estate or any interest therein, except as permitted under Sections 11 and 15 hereof;

     (b) engage, directly or indirectly, in any business other than that of entering into this Mortgage and the other Loan Documents to which Grantor is a party and the ownership, management, leasing, construction, development, operation and maintenance of the Trust Estate for its present and related uses;

     (c)  make advances or make loans to any Persons or entities
(including Affiliates of Grantor) or hold any investments (other than Permitted Investments and Cash and Cash Equivalents) under this Mortgage;

     (d)  partition any Property;

     (e) commingle its assets with the assets of any of its Affiliates except in connection with the Cash Collateral
Agreement [or the Contribution Agreement];

     (f)  guarantee any obligations of any Person;

     (g) enter into any management agreement for any of the Properties without Beneficiary's consent;

     (h) enter into any agreement for the sale of any asset or transfer of any interest except as may be permitted hereby;

     (i) amend or modify any of its organizational documents without Beneficiary's consent;

     (j) dissolve, wind-up, terminate, liquidate, merge with or consolidate into another Person, except as expressly permitted pursuant to this Mortgage;

     (k) engage in any activity that would subject it to regulation under ERISA; or

     (l) voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any Federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, without the unanimous consent of its general partner(s)) (including the unanimous consent of the directors of the corporate general partner or shareholders, as the case may be, which at all times shall include the consent of the Independent Directors).

          5.   Insurance.

     (a) Insurance Coverage Requirements. Grantor shall, at its sole cost and expense, keep in full force and effect insurance coverage of the types and minimum limits as follows during the term of this Mortgage:

          (i) Property Insurance. Insurance with respect to the Improvements and the Building Equipment against any peril included within the classification "All Risks of Physical Loss" with extended coverage in amounts at all times sufficient to prevent Grantor from becoming a co-insurer within the terms of the applicable policies, but in any event such insurance shall be maintained in an amount equal to the full insurable value of the Improvements and the Building Equipment (and must provide coverage of any additional costs associated with applicable Legal Requirements), and such policies shall be subject only to exclusions that are standard and customary for properties comparable to the applicable Property and acceptable to the Rating Agencies and Beneficiary. The term "full insurable value" means the actual replacement cost of the Improvements and the Building Equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) (but in no event less than 125% of the applicable Allocated Loan Amount) determined annually by an insurer, a recognized independent insurance broker or an Independent Appraiser selected and paid by Grantor and in no event less than the coverage required pursuant to the terms of any Lease; provided, however, if the terms of the applicable insurance policies expressly provide for insurance to be provided in the amount of the actual replacement cost of the Improvements and the Building Equipment or such policies contain a replacement cost endorsement, no such annual determination will be necessary;

          (ii) Liability Insurance. Comprehensive general liability insurance, including bodily injury, contractual injury, death and property damage liability, and excess and/or umbrella liability insurance against any and all claims, including all legal liability that could be imposed upon Beneficiary, to the extent insurable, and all court costs and attorneys' fees and expenses, arising out of or connected with the possession, use, leasing, operation, maintenance or condition of each Property in such amounts as are generally required by institutional lenders for properties comparable to the Properties written on a per occurrence basis with a per occurrence limit of not less than $1,000,000 and with an aggregate limit of not less than $5,000,000 per Property;

          (iii) Workers' Compensation Insurance. Statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by Grantor), with respect to any work by or for Grantor performed on or about any Property;

          (iv) Loss of Rental Value. Loss of "rental value" or "business interruption" insurance in an amount sufficient to avoid any co-insurance penalty and to provide Proceeds which will cover the loss of rents sustained during the period of at least eighteen (18) months following the date of casualty. Such policies of insurance shall be subject only to exclusions that are acceptable to Beneficiary and the Rating Agencies. The term "rental value" means the sum of (A) the total then ascertainable Rents payable under the Leases and (B) the total ascertainable amount of all other amounts to be received by Grantor from third parties which are the legal obligation of Tenants, reduced to the extent such amounts would not be received because of Operating Expenses not incurred during a period of non-occupancy of that portion of such Property then not being occupied;

          (v) Builder's All-Risk Insurance. During any period of repair or restoration, builder's "all risk" insurance in an amount equal to not less than the full insurable value of the applicable Property against such risks (including fire and extended coverage and collapse of the Improvements), in form and substance acceptable to Beneficiary.

          (vi) Boiler and Machinery Insurance. To the extent applicable, broad form boiler and machinery insurance (without exclusion for explosion) covering all boilers or other pressure vessels, machinery and equipment, if any, located in, on or about each Property and insurance against loss of occupancy or use arising from any such breakdown in such amounts as are generally available at commercially reasonable premiums and are generally required by institutional lenders for properties comparable to each Property;

          (vii) Flood Insurance. If any Improvement on any Property is located within an area designated as "flood prone" or a "special flood hazard area" (as defined under the regulations adopted under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), flood insurance if available, in an amount equal to the lesser of the Allocated Loan Amount for the applicable Property and the maximum limit of coverage available with respect to the applicable Property, acceptable to Beneficiary, provided, however, that if flood insurance shall be unavailable from private carriers, flood insurance provided by the federal or state government, if available;

          (viii) FLORIDA PROPERTY ONLY - Windstorm Insurance.
Windstorm coverage with such limits and deductibles as are generally required by institutional lenders for similar properties in the geographic area where the Properties are located, in any event at least equal to the lesser of the Allocated Loan Amount for the applicable Property and the maximum limit of coverage available with respect to the applicable
Property. Such coverage shall be placed with one or more reputable insurers and may insure additional properties on a pooled risk basis; and

          (ix) Other Insurance. At Beneficiary's reasonable request, such other insurance, including but not limited to earthquake insurance, with respect to the Trust Estate against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally required by institutional lenders on loans of similar amounts and secured by properties comparable to the Properties.

     (b) Ratings of Insurers. Grantor will maintain the insurance coverage described in Section 5(a) above, in all cases, with one or more domestic primary insurers acceptable to Beneficiary, having both (x) a claims-paying-ability rating by Standard & Poor's Ratings Services of not less than "AA" and its equivalent by any other Rating Agency, and (y) an Alfred M. Best Company, Inc. ("Best") rating of "A" or better and a financial size category of not less than IX. All insurers providing insurance required by this Mortgage shall be authorized to issue insurance in the state where the Property insured is located.

          For the purposes hereof, "Maximum Foreseeable Casualty Loss" shall mean the estimate of a qualified fire protection engineer in connection with Grantor's existing insurance package of the maximum probable casualty loss which would be suffered in respect of the Improvements and Building Equipment for any Property as a result of damage caused by the perils covered by the insurance described in Section 5 (a)(i).

          The insurance coverage required under Section 5(a) may be effected under a blanket policy or policies covering the Trust Estate and other properties and assets not constituting a part of the Trust Estate; provided that any such blanket policy shall specify, except in the case of public liability insurance, the portion of the total coverage of such policy that is allocated to the Trust Estate, and any sublimits in such blanket policy applicable to the Trust Estate, which amounts shall not be less than the amounts required pursuant to Section 5(a) and which shall in any case comply in all other respects with the requirements of this Section 5.

     (c) Form of Insurance Policies; Endorsements. All insurance policies shall be in such form and with such endorsements and in such amounts satisfactory to Beneficiary (and Beneficiary shall have the right to approve amounts, form, risk coverage, deductibles, loss payees and insureds). A certificate of insurance with respect to all of the above-mentioned insurance policies has been delivered to Beneficiary and originals or certified copies of all such policies shall be delivered to Beneficiary when the same are available and shall be held by Beneficiary. Grantor shall deliver to Beneficiary annually, simultaneously with the renewal of the insurance policies required hereunder, (A) an Officer's Certificate stating that the insurance policies required to be delivered to Beneficiary pursuant to this Section 5(c) are maintained with insurers who comply with the terms of Section 5(b) hereof, setting forth a schedule describing all premiums required to be paid by Grantor to maintain the policies of insurance required under this Section 5, and stating that Grantor has paid such premiums. All such policies shall name Beneficiary as an additional named insured, shall provide that all Proceeds (except with respect to Proceeds of general liability and workers' compensation insurance) be payable to Beneficiary as and to the extent set forth in Section 6 hereof, and shall contain: (i) a standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Beneficiary notwithstanding the negligent or willful acts or omissions of Grantor; (ii) a waiver of subrogation endorsement in favor of Beneficiary; (iii) an endorsement providing that no policy shall be impaired or invalidated by virtue of any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by Grantor, Beneficiary or any other named insured, additional insured or loss payee, except for the willful misconduct of Beneficiary knowingly in violation of the conditions of such policy; (iv) an endorsement providing for a deductible per loss of an amount not more than that which is customarily maintained by prudent owners of Comparable Class properties comparable to and in the general vicinities of the Properties, but in no event in excess of [$100,000], except in the case of earthquake coverage, for all applicable Properties, for which such deductible shall not be in excess of that generally required by institutional lenders on loans of similar amounts secured by comparable properties; and (v) a provision that such policies shall not be cancelled, terminated or expired without at least thirty (30) days' prior written notice to Beneficiary, in each instance. Certificates of insurance with respect to all replacement policies shall be delivered to Beneficiary not less than ten (10) Business Days prior to the expiration date of any of the insurance policies required to be maintained hereunder which certificates shall bear notations evidencing payment of applicable premiums. Originals (or certified copies) of such replacement insurance policies shall be delivered to Beneficiary promptly after Grantor's receipt thereof but in any case within thirty (30) days after the effective date thereof. If Grantor fails to maintain and deliver to Beneficiary the certificates of insurance required by this Mortgage, upon five (5) Business Days' prior notice to Grantor, Beneficiary may, in accordance with the provisions of Section 8 hereof, procure such insurance, and all costs thereof (and interest thereon at the Default Rate) shall be added to the Indebtedness.

          Beneficiary shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Grantor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

     (d) Compliance with Insurance Requirements. Grantor shall comply with all Insurance Requirements and shall not bring or keep or permit to be brought or kept any article upon any of the Property or cause or permit any condition to exist thereon which would be prohibited by any Insurance Requirement, or would invalidate insurance coverage required hereunder to be maintained by Grantor on or with respect to any part of any Property pursuant to this Section 5. Notwithstanding anything to the contrary, it is expressly understood and agreed that any insurance which Grantor shall cause any Tenant to provide that shall otherwise be in compliance with all of the terms and conditions of this Section 5 shall satisfy Grantor's obligations with respect thereto hereunder.

     (e) Separate Insurance. Grantor will not take out separate insurance contributing in the event of loss with that required to be maintained pursuant to this Section 5 unless such insurance complies with this Section 5.


     (f) Blanket Policies. Except in the case of public liability insurance, upon Beneficiary's request, Grantor shall deliver to Beneficiary an Officer's Certificate setting forth (i) the number of properties covered by such policy, (ii) the location by city (if available, otherwise, county) and state of the properties, (iii) the average square footage of the properties (or the aggregate square footage), (iv) a brief description of the typical construction type included in the blanket policy and (v) such other information as Beneficiary may reasonably request.

          6.   Condemnation and Insurance Proceeds.

     (a) Grantor will promptly notify Beneficiary in writing upon obtaining knowledge of (i) the institution of any proceedings relating to any Taking, or (ii) the occurrence of any casualty, damage or injury to, any Property or any portion thereof the restoration of which is estimated by Grantor in good faith to cost more than the Individual Threshold Amount. In addition, notice of any casualty, damage, injury or Taking, the restoration of which is estimated by Grantor in good faith to cost more than the Individual Threshold Amount, shall set forth such good faith estimate of the cost of repairing or restoring such casualty, damage, injury or Taking in reasonable detail if the same is then available and, if not, as soon thereafter as it can reasonably be provided.

     (b) In the event of any Taking of or casualty or other damage or injury to any Property, Grantor's rights, titles and interests in and to all compensation, awards, proceeds, damages, claims, insurance recoveries, causes and rights of action (whether accrued prior to or after the date hereof) and payments which Grantor may receive or to which Grantor may become entitled with respect to the Trust Estate or any part thereof other than payments received in connection with any liability or loss of rental value or business interruption insurance (collectively, "Proceeds"), in connection with any such Taking of, or casualty or other damage or injury to, any Property or any part thereof are hereby assigned to Beneficiary, and shall be paid to, Beneficiary. Subject to the terms of the Leases, such Proceeds shall be applied by Beneficiary to prepay the Note in accordance with the provisions thereof if (i) the Proceeds shall equal or exceed the Allocated Loan Amount with respect to the applicable Property, (ii) an Event of Default shall have occurred and be continuing, (iii) a Total Loss with respect to the applicable Property shall have occurred, (iv) the Work is not capable of being completed before the earlier to occur of the date which is six (6) months prior to the Maturity Date, and the date on which the business interruption insurance carried by Grantor with respect to the applicable Property shall expire, (v) the applicable Property is not capable of being restored substantially to its condition prior to such Taking or casualty, or (vi) as of the date of the expiration of the business interruption insurance carried by Grantor with respect to the applicable Property, more than twenty percent (20%) of Leases at the Property have been terminated or have expired since the date of the Taking, casualty or damage to the Property. Notwithstanding anything to the contrary set forth in this Mortgage, however, and excluding situations requiring prepayment of the Note, to the extent such Proceeds with respect to such Property do not exceed the greater of $250,000 and ten percent (10%) of the Allocated Loan Amount, and to the extent such Proceeds with respect to the Property located at Easton, Pennsylvania do not exceed $500,000 (each, the "Casualty Amount"), or, if less than the Casualty Amount but when aggregated with all other then unapplied Proceeds with respect to any Property, do not exceed $2,000,000 in the aggregate (the "Aggregate Casualty Amount"), such Proceeds are to be paid directly to Grantor to be applied to restoration of the Trust Estate in accordance with the terms hereof. Subject to the provisions of this Section 6(b) and Sections 6(d) and 6(g) hereof (except that Proceeds paid in respect of the insurance described in Section 6(a)(iv) shall be deposited directly into the Operating Account (as defined in the Cash Collateral Agreement), promptly after the occurrence of any damage or destruction to all or any portion of such Property or a Taking of a portion of such Property, in either case which shall not constitute a Total Loss, Grantor shall either cause such Property to be released from the lien of this Mortgage in accordance with Section 38 hereof, or shall commence and diligently prosecute to completion, subject to Excusable Delays, the repair, restoration and rebuilding of such Property (in the case of a partial Taking, to the extent it is capable of being restored) (such repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the "Work") so damaged, destroyed or remaining after such Taking in full compliance with all material Legal Requirements and free and clear of any and all Liens except Permitted Encumbrances; it being understood, however, that Grantor shall not be obligated to restore such Property to the precise condition of such Property prior to any partial Taking of, or casualty or other damage or injury to such Property, if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of such Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Grantor will, in good faith and in a commercially reasonable manner, file and prosecute the adjustment, compromise or settlement of any claim for Proceeds and, subject to Grantor's right to receive the direct payment of any Proceeds as provided above, and, with respect to Proceeds from a Total Loss, subject to the provisions below and subject to the applicable terms of the Leases, will cause the same to be paid directly to Beneficiary, to be held and applied in accordance with the provisions of this Mortgage. Except upon the occurrence and during the continuance of an Event of Default, Grantor may settle any insurance claim with respect to Proceeds which does not exceed the Casualty Amount. If an Event of Default shall have occurred and be continuing, or if Grantor fails to file and/or prosecute any insurance claim for a period of thirty (30) Business Days following Grantor's receipt of written notice from Beneficiary, Grantor hereby irrevocably empowers Beneficiary, in the name of Grantor as its true and lawful attorney-in-fact, to file and prosecute such claim (including settlement thereof) with counsel satisfactory to Beneficiary and to collect and to make receipt for any such payment, all at Grantor's expense (including payment of interest at the Default Rate for any amounts advanced by Beneficiary pursuant to this Section 6 (b). In the event of (i) a Total Loss resulting from a casualty, damage or destruction, if either (A) the cost to repair the Property as estimated by the Independent Architect would exceed the Casualty Amount and the restoration of the Property cannot reasonably be completed before the date which is the later to occur of the date of expiration of any business interruption insurance or the date of expiration of any Letter of Credit posted in lieu thereof or in addition thereto and under such circumstances Grantor is not required under any Lease to make Proceeds available for restoration of the Property, or (B) Beneficiary elects not to permit Grantor to restore such Property or (ii) a Total Loss resulting from a Taking, Grantor shall be required to comply with the provisions of Section 6(j) below and Beneficiary shall apply such Proceeds, first toward reimbursement of Beneficiary's reasonable costs and expenses in connection with recovery of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then as required by Section 6(j) hereof.
Any Proceeds remaining after prepayment in part as set forth in
Section 6(j) hereof shall be paid to Grantor or as it may direct in writing. Whether or not an Event of Default shall have occurred and be continuing, Beneficiary shall have the right to approve, such approval not to be unreasonably withheld, any settlement which might result in any Proceeds in excess of the Casualty Amount and Grantor will deliver or cause to be delivered to Beneficiary all instruments reasonably requested by Beneficiary to permit such approval. Grantor will pay all reasonable costs, fees and expenses reasonably incurred by Beneficiary (including all reasonable attorneys' fees and expenses, the reasonable fees of insurance experts and adjusters and reasonable costs incurred in any litigation or arbitration), and interest thereon at the Default Rate to the extent not paid within five (5) Business Days after delivery of a request for reimbursement by Beneficiary, in connection with the settlement of any claim for insurance or Taking Proceeds and seeking and obtaining of any payment on account thereof in accordance with the foregoing provisions. If any Proceeds are received by Grantor and may be retained by Grantor pursuant to this Section 6, such Proceeds shall, until the completion of the related Work, be held in trust for Beneficiary and shall be segregated from other funds of Grantor to be used to pay for the cost of the Work in accordance with the terms hereof, and in the event such Proceeds exceed the Casualty Amount, such Proceeds shall be forthwith paid directly to and held by Beneficiary in a segregated account in trust for Grantor, in each case to be applied or disbursed in accordance with this Section 6.

     (c) In the event that any Proceeds (other than Proceeds paid with respect to the insurance described in Section 5(a)(iv)) are in excess of the Casualty Amount, then all Proceeds (other than any portion of any Proceeds paid with respect to the insurance described in Section 5(a)(iv) which shall be deposited directly into the Operating Account) shall be paid over to Beneficiary and shall be applied as follows: first, toward reimbursement of Beneficiary's or its agent's reasonable costs and expenses in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then, to the prepayment of the Indebtedness secured hereby (which prepayment shall be made on the next Payment Date occurring after an elected or required prepayment hereunder), without prepayment premium or penalty, only if:

     (i) (A) the amount of the Proceeds is equal to or greater than the outstanding principal amount of the Note, or

          (B) the casualty or Taking occurs on a date which is less than one hundred eighty (180) days prior to the Maturity
Date (as defined in the Note), or

          (C) more than twenty-five percent (25%) of the rentable area of the applicable Property shall have been the subject of a casualty or shall have been taken,
     or

     (ii) such Proceeds were the result of a Taking, and after restoration is completed, there are excess Proceeds which were not required to effect such restoration, in which event prepayment shall be made to the extent of such unneeded Proceeds. Any excess Proceeds shall be applied to the prepayment of the Indebtedness secured hereby (which prepayment shall be made on the next Payment Date occurring after completion of the Work, without penalty or premium).

     (d) Upon the occurrence and during the continuance of an Event of Default hereunder, or in the event that any Proceeds are required to be paid to Beneficiary pursuant to subparagraph (b) above, then all Proceeds while an Event of Default exists, and any such Proceeds so required to be paid to Beneficiary shall be paid over to Beneficiary (if not paid directly to Beneficiary) and shall be applied first toward reimbursement of Beneficiary's reasonable costs and expenses (plus interest thereon at the Default Rate to the extent not paid within five (5) Business Days after delivery of a request for reimbursement by Beneficiary) actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including reasonable administrative costs and inspection fees, and then to be applied or disbursed in accordance with this
Section 6.

          Subject to Grantor's rights pursuant to Section 38(b) to cause a Property to be released from the Lien of this Mortgage, Grantor shall be obligated to restore, or cause the applicable Tenant to restore, each Property suffering a casualty or which has been subject to a partial Taking in accordance with the provisions of this Section 6, whether or not the Proceeds shall be sufficient, provided that, if applicable, the Proceeds shall be made available to Grantor by Beneficiary in accordance with this Mortgage.

     (e) Except as otherwise provided in Section 6(j) below, in the event that any portion of such Proceeds is applied toward the repayment of the Indebtedness (in which event Grantor shall not be obligated to restore pursuant to subparagraph (c) above), Grantor shall be entitled to obtain from Beneficiary a release without representation or warranty (in the form provided by Grantor) of the applicable Property from the Lien and security interests created by this Mortgage and the other Loan Documents and a release without representation or warranty (in the form provided by Grantor) of Grantor from all liability with respect to the other Loan Documents as they relate to the Property released from the Lien of this Mortgage, provided that (i) no Event of Default exists, (ii) Grantor shall comply with the provisions hereof, and (iii) Grantor pays to Beneficiary the amount, if any, by which one hundred twenty five percent (125%) of the Allocated Loan Amount for such Property exceeds the Proceeds received by Beneficiary and applied to repayment of the Indebtedness, in which case the Allocated Loan Amount for such Property shall be reduced to zero. If any Proceeds are applied to reduce the Indebtedness, Beneficiary shall apply the same in accordance with the provisions of the Note. In the event that Proceeds are used for the Work, any excess Proceeds remaining after completion of such Work shall be paid to Grantor.

     (f) Upon the occurrence and during the continuance of an Event of Default hereunder, all Proceeds shall be paid over to Beneficiary and shall be applied first toward reimbursement of Beneficiary's reasonable costs and expenses actually incurred in connection with recovery of the Proceeds and disbursement of the Proceeds (as further described below), including, without limitation, reasonable administrative costs and inspection fees, and then to the payment or prepayment of the Indebtedness secured hereby in accordance with Sections 20 and 21.

     (g) If Proceeds are not required to be applied towards payment of the Indebtedness pursuant to the terms hereof, then Beneficiary shall make the Proceeds which it is holding pursuant to the terms hereof (after payment of any reasonable expenses actually incurred by Beneficiary in connection with the collection thereof plus interest thereon at the Default Rate to the extent the same are not paid within five (5) Business Days after request for reimbursement by Beneficiary) available to Grantor for payment of or reimbursement of Grantor's or the applicable Tenant's expenses incurred with respect to the Work, upon the terms and subject to the conditions set forth below and in Section 6(h) hereof:

          (i) at the time of loss or damage or at any time thereafter while Grantor is holding any portion of the Proceeds, there shall be no continuing Event of Default hereunder;

          (ii) if the estimated cost of the Work (as estimated by the Independent Architect referred to in clause (iii) below) shall exceed the Proceeds, Grantor shall, at its option (within a reasonable period of time after receipt of such estimate) either deposit with or deliver to Beneficiary (and promptly following any such deposit or delivery, Grantor shall provide written notice of same to the Rating Agencies) (A) Cash and Cash Equivalents, (B) a Letter or Letters of Credit in an amount equal to the estimated cost of the Work less the Proceeds available, or
(C) such other evidence of Grantor's ability to meet such excess costs and which is satisfactory to Beneficiary and the Rating Agencies; and

     (iii) Beneficiary shall, within a reasonable period of time prior to request for initial disbursement, be furnished with an estimate of the cost of the Work accompanied by an Independent Architect's certification as to such costs and appropriate plans and specifications for the Work. The plans and specifications shall require that the Work be done in a first-class workmanlike manner at least equivalent to the quality and character of the original work in the Improvements (provided, however, that in the case of a partial Taking, the Property restoration shall be done to the extent reasonably practicable after taking into account the consequences of such partial Taking), so that upon completion thereof, the Property shall be at least equal in value and general utility to the Property prior to the damage or destruction; it being understood, however, that neither Grantor shall be obligated to restore such Property to the precise condition of such Property prior to any partial Taking of, or casualty or other damage or injury to, such Property, if the Work actually performed, if any, or failed to be performed, shall have no material adverse effect on the value of such Property from the value that such Property would have had if the same had been restored to its condition immediately prior to such Taking or casualty. Grantor shall restore all Improvements such that when they are fully restored and/or repaired, such Improvements and their contemplated use fully comply with all applicable material Legal Requirements including zoning, environmental and building laws, codes, ordinances and regulations.

     (d) Disbursement of the Proceeds in Cash or Cash Equivalents to Grantor shall be made from time to time (but not more frequently than once in any month) by Beneficiary but only for so long as no Event of Default shall have occurred and be continuing, as the Work progresses upon receipt by Beneficiary of
(i) an Officer's Certificate dated not more than ten (10) days prior to the application for such payment, requesting such payment or reimbursement and describing the Work performed that is the subject of such request, the parties that performed such Work and the actual cost thereof, and also certifying that such Work and materials are or, upon disbursement of the payment requested to the parties entitled thereto, will be free and clear of Liens other than Permitted Encumbrances and (ii) an Independent Architect's certificate certifying performance of the Work together with an estimate of the cost to complete the Work. No payment made prior to the final completion of the Work, except for payment made to contractors whose Work shall have been fully completed and from which final lien waivers have been received, shall exceed ninety-five percent (95%) of the value of the Work performed and materials furnished and incorporated into the Improvements from time to time, and at all times the undisbursed balance of said Proceeds together with all amounts deposited, bonded, guaranteed or otherwise provided for pursuant to clause 6(d)(ii) above, shall be at least sufficient to pay for the estimated cost of completion of the Work; final payment of all Proceeds remaining with Beneficiary shall be made upon receipt by Beneficiary of a certification by an Independent Architect, as to the completion of the Work substantially in accordance with the submitted plans and specifications, final lien releases, and the filing of a notice of completion and the expiration of the period provided under the law of the State in which the applicable Property is located for the filing of mechanic's and materialmen's liens which are entitled to priority as to other creditors, encumbrances and purchasers, as certified pursuant to an Officer's Certificate, and delivery of a certificate of occupancy with respect to the Work, or, if not applicable, an Officer's Certificate to the effect that a certificate of occupancy is not required.

     (i) If, after the Work is completed and all costs of completion have been paid, there are excess Proceeds, then upon ten (10) days' prior written notice from Grantor to Beneficiary, provided no Event of Default has occurred and is then continuing, the Grantor shall (A) have the right to retain the Proceeds if the initial Proceeds prior to the Work do not exceed the Casualty Amount, or (B) have the option of directing Beneficiary, if the Proceeds prior to the Work exceed the Casualty Amount, to either
(1) retain such Proceeds in the Capital Expenditure Reserve Account to be applied by Grantor to the cost of capital improvements at any of the Properties, or (2) apply such excess Proceeds with respect to the Taking of or damage or injury to the Trust Estate to the payment or prepayment of all or any portion of the Indebtedness secured hereby without penalty or premium, provided, however, that any such prepayment shall not reduce any Allocated Loan Amount.

     (j) If (i) there is any casualty as to a Property that constitutes a Total Loss and Beneficiary elects not to permit Grantor to restore such Property, or (ii) there is any Taking as to a Property that constitutes a Total Loss and Beneficiary elects to apply the Proceeds against the Indebtedness, or (iii) Grantor is otherwise required to comply with this Section 6(j), then Grantor, in any such instance, must prepay the Note to the extent of the Proceeds received up to an amount equal to 125% of the original Allocated Loan Amount with respect to the relevant Property without payment of any Prepayment Premium, and the Allocated Loan Amounts for all other Properties shall be increased or decreased in the manner provided in the definition of Allocated Loan Amount.

          7.   Impositions, Liens and Other Items.

     (a) Grantor shall deliver to Beneficiary annually, no later than fifteen (15) Business Days after the first day of each fiscal year of Grantor, and shall update as new information is received, a schedule describing all Impositions payable or estimated to be payable during such fiscal year attributable to or affecting the Trust Estate or Grantor. Subject to Grantor's right of contest set forth in Section 7(c) hereof, as set forth in the next two sentences, Beneficiary on behalf of Grantor shall pay all Impositions which are attributable to or affect the Trust Estate or Grantor, prior to the date such Impositions shall become delinquent or late charges may be imposed thereon, directly to the applicable taxing authority with respect thereto. Beneficiary shall direct the Agent under the Cash Collateral Agreement to pay to the taxing authority such amounts to the extent funds in the Mortgage Escrow Account are sufficient to pay such Impositions. If Grantor has delivered Mortgage Escrow Security in lieu of maintaining the Mortgage Escrow Account, Grantor shall either deposit in the Mortgage Escrow Account not less than three (3) Business Days prior to the date the same are due an amount sufficient to pay such Impositions, or Beneficiary shall draw down on the Mortgage Escrow Security in such amount. Nothing contained in this Mortgage shall be construed to require Grantor to pay any tax, assessment, levy or charge imposed on Beneficiary in the nature of a franchise, capital levy, estate, inheritance, succession, income or net revenue tax.

     (b) Subject to its right of contest set forth in Section 7(c) hereof and its rights set forth in Sections 11(c) and 11(d) hereof, Grantor shall at all times keep the Trust Estate free from all Liens (other than the Lien hereof and Permitted Encumbrances) and shall pay when due and payable all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on the Trust Estate or any portion thereof and shall in any event cause the prompt, full and unconditional discharge of all Liens imposed on or against the Trust Estate or any portion thereof within thirty (30) days after receiving written notice of the filing (whether from Beneficiary, the lienor or any other Person) thereof. Grantor shall do or cause to be done, at the sole cost of Grantor, everything reasonably necessary to fully preserve the first priority of the Lien of this Mortgage against the Trust Estate subject to the Permitted Encumbrances. Upon the occurrence of an Event of Default with respect to its Obligations as set forth in this Section 7, Beneficiary may (but shall not be obligated to) make such payment or discharge such Lien, and Grantor shall reimburse Beneficiary on demand for all such advances pursuant to Section 16 hereof (together with interest thereon at the Default Rate).

     (c) Nothing contained herein shall be deemed to require Grantor to pay, or cause to be paid, any Imposition, to satisfy any Lien, or to comply with any Legal Requirement or Insurance Requirement, so long as Grantor is in good faith, and by proper legal proceedings, where appropriate, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding
(i) no Event of Default shall exist and be continuing hereunder,
(ii) Grantor shall keep Beneficiary apprised of the status of such contest; (iii) if Grantor is not providing security as provided in clause (vi) below, adequate reserves with respect thereto are maintained on Grantor's books in accordance with GAAP or in the Mortgage Escrow Account, (iv) such contest operates to suspend collection or enforcement as the case may be, of the contested Imposition or Lien and such contest is maintained and prosecuted continuously and with diligence or the Imposition or Lien is bonded, (v) in the case of any Insurance Requirement, the failure of Grantor to comply therewith shall not impair the validity of any insurance required to be maintained by Grantor under Section 5 hereof or the right to full payment of any claims thereunder, and (vi) in the case of Impositions and Liens in excess of $250,000 individually, or in the aggregate, during such contest, Grantor, subject to the terms and conditions of the applicable Lease, shall provide security in the form required by
Section 6(g)(ii) hereof in an amount equal to 125% of (A) the amount of Grantor's obligations being contested plus (B) any additional interest, charge, or penalty arising from such contest. Notwithstanding the foregoing, the creation of any such reserves or the furnishing of any bond or other security, Grantor promptly shall comply with any contested Legal Requirement or Insurance Requirement or shall pay any contested Imposition or Lien, and compliance therewith or payment thereof shall not be deferred, if, at any time the Trust Estate or any portion thereof shall be, in Beneficiary's reasonable judgment, in imminent danger of being forfeited or lost or Beneficiary is likely to be subject to civil or criminal damages as a result thereof. If such action or proceeding is terminated or discontinued adversely to Grantor, Grantor shall deliver to Beneficiary reasonable evidence of Grantor's compliance with such contested Imposition, Lien, Legal Requirements or Insurance Requirements, as the case may be.

          8.   Funds for Taxes and Insurance.

     (a) Grantor shall pay into a segregated account (the "Mortgage Escrow Account"), amounts sufficient to discharge the obligations of Grantor under Sections 5 and 7 (a) hereof as and when they become due (such amounts, the "Mortgage Escrow Amounts"). As of the date hereof, Beneficiary shall initially require payment into the Mortgage Escrow Account of a sum equal to one-twelfth of the annual insurance premiums for all insurance being maintained by Grantor as of the Closing Date. During each month thereafter, Beneficiary shall require payment with respect to the annual Mortgage Escrow Amounts of a sum equal to one-twelfth thereof, so that as each installment of such premiums and Impositions shall become due and payable, Grantor shall have paid a sum sufficient to pay the same. If the amount of such premiums and Impositions has not been definitely ascertained by Grantor at the time when any such monthly deposits are to be paid, Beneficiary shall require payment of Mortgage Escrow Amounts based upon the amount of such premiums and Impositions paid for the preceding year, subject to adjustment as and when the amount of such premiums and Impositions are ascertained by Grantor.

     (b) At any time, Grantor may elect to replace any Mortgage Escrow Amounts then being retained by Agent and satisfy its obligations under this Section 8 by delivery of a Letter of Credit (which Letter of Credit shall be either an "evergreen" Letter of Credit or shall not expire until a date two months after the Maturity Date (as defined in the Note) or Cash and Cash Equivalents (any such security, "Mortgage Escrow Security") in an amount reasonably estimated by Grantor to be one-half of the amount sufficient (including the amount of any remaining Mortgage Escrow Amounts) to discharge the Impositions and insurance premiums which shall become due during the twelve (12) month period immediately after the date of delivery of such Mortgage Escrow Security (and for each twelve (12) month period thereafter for so long as Grantor elects to post such security in lieu of Beneficiary's retention of such amounts). Cash Equivalents shall have maturities corresponding to the respective due dates of such obligations. Notwithstanding the foregoing, it shall be a condition to Grantor's delivery of any Mortgage Escrow Security (other than Cash) in satisfaction of its obligations under this
Section 8, that Grantor, at its expense, execute, acknowledge and deliver or cause to be delivered to Beneficiary such additional security agreements, financing statements and other documents or instruments including an Opinion of Grantor's Counsel, and take all such actions which in the reasonable opinion of Beneficiary or its counsel may be necessary to grant and convey to Beneficiary a perfected security interest in and to any and all of the Mortgage Escrow Security.

     (c) The Mortgage Escrow Amounts shall be held by Agent pursuant to the Cash Collateral Agreement (and any Mortgage Escrow Security posted in lieu thereof pursuant to Section 8(b) hereof shall be held by Beneficiary), and shall be applied in accordance with the Cash Collateral Agreement to the payment of the obligations in respect of which such Mortgage Escrow Amounts were retained. Upon the occurrence of an Event of Default and the acceleration of the Note, all or any portion of such Mortgage Escrow Amounts (or any Mortgage Escrow Security posted in lieu thereof) may be applied to the Indebtedness in such order or priority as Beneficiary may elect (subject to Sections 20 and 21 hereof) and Beneficiary may exercise any of its rights or remedies with respect to same hereunder, at law or in equity. In the absence of such acceleration, any Mortgage Escrow Amounts held by Agent (or Mortgage Escrow Security posted with Beneficiary) that exceed the actual obligations for which they were retained, shall be held and applied to the next due obligations or otherwise applied by Beneficiary in accordance with the terms hereof. Nothing herein contained shall be deemed to affect any right or remedy of Beneficiary under this Mortgage or otherwise at law or in equity, to pay any such amount and to add the amount so paid to the Indebtedness hereby secured. Any such application of said amounts or any portion thereof to any Indebtedness secured hereby shall not be construed to cure or waive any Default or notice of Default hereunder (or invalidate any act done pursuant to any such Default or notice) until such amounts have been repaid to Beneficiary by Grantor.

     (d) Grantor shall deliver to Beneficiary all tax bills, bond and assessment statements, statements of insurance premiums, and statements for any obligations referred to above as soon as the same are received by Grantor, and Beneficiary shall cause the same to be paid when due to the extent of Mortgage Escrow Amounts or Mortgage Escrow Security available therefor. It is expressly acknowledged and agreed that Beneficiary shall have no obligation whatsoever to advance from its own funds any amounts in payment of all or any portion of such obligations.

          9. License to Collect Rents. Beneficiary and Grantor hereby confirm that Beneficiary has granted to Grantor a license to collect and use the Rents as they become due and payable under the Leases in accordance with the provisions of the Assignment of Leases and the Cash Collateral Agreement, until an Event of Default has occurred and is continuing provided that the existence of such right shall not operate to subordinate this assignment of Leases to any subsequent assignment, in whole or in part by Grantor, and any such subsequent assignment shall be subject to Beneficiary's rights under this Mortgage. Grantor further agrees to execute and deliver such assignments of leases as Beneficiary may from time to time reasonably request in order to better assure, transfer and confirm to Beneficiary the rights intended to be granted to Beneficiary with respect thereto. In accordance with the provisions of the Assignment of Leases, upon the occurrence and during the continuance of an Event of Default
(1) Grantor agrees that Beneficiary may, but shall not be obligated to, assume the management of the real property, and collect the Rents, applying the same upon the Obligations and (2) Grantor hereby authorizes and directs all tenants, purchasers or other persons occupying or otherwise acquiring any interest in any part of the real property to pay the Rents due under the Leases to Beneficiary upon Beneficiary's request. In the event Beneficiary actually receives such Rents, after an Event of Default, any application of the Rents by Beneficiary shall not constitute a misappropriation of the Rents by Grantor pursuant to
Section 33 hereof. Beneficiary shall have and hereby expressly reserves the right and privilege (but assumes no obligation) to demand, collect, sue for, receive and recover the Rents, or any part thereof, now existing or hereafter made, and apply the same in accordance with this Mortgage, the Assignment of Leases, and applicable law.

          10.  Security Agreement.

     (a) Security Intended. Notwithstanding any provision of this Mortgage to the contrary, the parties intend that this document constitutes security for the payment and performance of the Obligations and shall be a "mortgage" or "deed of trust" under applicable law. If, despite that intention, a court of competent jurisdiction determines that this document does not qualify as a "trust deed" or "deed of trust" under applicable law, then ab initio, this instrument shall be deemed a realty mortgage under applicable law and shall be enforceable as a realty mortgage, and Grantor shall be deemed a "mortgagor," Beneficiary shall be deemed a "mortgagee," and Trustee shall have no capacity (but shall be disregarded and all references to "Trustee" shall be deemed to refer to the "mortgagee" to the extent not inconsistent with interpreting this instrument as though it were a realty mortgage). As a realty mortgage, Grantor, as mortgagor, shall be deemed to have conveyed the Property ab initio to Beneficiary as mortgagee, such conveyance as a security to be void upon condition that Grantor pay and perform all its Obligations. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be as prescribed herein or by general law, or, as to that part of the security in which a security interest may be perfected under the UCC, by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at Beneficiary's sole election.

     (b) Fixture Filing. This Mortgage constitutes a financing statement and, to the extent required under UCC Sub Section 9-402(f) because portions of the Property may constitute fixtures, this Mortgage is to be filed in the office where a mortgage for the Land would be recorded. Beneficiary also shall be entitled to proceed against all or portions of the Trust Estate in accordance with the rights and remedies available under UCC Sub
Section 9-501(d). Grantor is, for the purposes of this Mortgage, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are defined and used in the UCC. Grantor agrees that the Indebtedness and Obligations secured by this Mortgage are further secured by security interests in all of Grantor's right, title and interest in and to fixtures, equipment, and other property covered by the UCC, if any, which are used upon, in, or about the Trust Estate (or any part) or which are used by Grantor or any other person in connection with the Trust Estate. Grantor grants to Beneficiary a valid and effectual security interest in all of Grantor's right, title and interest in and to such personal property (but only to the extent permitted in the case of leased personal property), together with all replacements, additions, and proceeds. Except for Permitted Encumbrances, Grantor agrees that, without the written consent of Beneficiary, no other security interest will be created under the provisions of the UCC and no lease will be entered into with respect to any goods, fixtures, equipment, appliances, or articles of personal property now attached to or used or to be attached to or used in connection with the Trust Estate except as otherwise permitted hereunder. Grantor agrees that all property of every nature and description covered by the lien and charge of this Mortgage together with all such property and interests covered by this security interest are encumbered as a unit, and upon and during the continuance of an Event of Default by Grantor, all of the Trust Estate, at Beneficiary's option, may be foreclosed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests shall not be construed to diminish or alter any of Beneficiary's rights of priorities under this Mortgage.

          11. Transfers, Indebtedness and Subordinate Liens. Unless such action is permitted by the provisions of this Section 11 or Section 38 hereof, Grantor will not (i) Transfer all or any part of the Trust Estate, (ii) incur indebtedness for borrowed money, (iii) mortgage, hypothecate or otherwise encumber or grant a security interest in all or any part of the Trust Estate, (iv) permit any transfer of any interest in Grantor (except as set forth in clause (b) of this Section 11), or (iv) file a declaration of condominium with respect to any Property. Grantor shall deliver to Beneficiary written notice pursuant to the provisions of Section 26 hereof of any such Transfer permitted pursuant to the provisions of this Section 11 or Section 15 hereof.

          In connection with any Transfer or any series of Transfers that affects (on a cumulative basis) more than 10% of the value of the Trust Estate, a Tax Opinion and a Nondisqualification Opinion shall be furnished to Beneficiary.

     (a) Sale of the Trust Estate. Grantor may transfer or dispose of Building Equipment which is being replaced or which is no longer necessary in connection with the operation of a Property free from the Lien of this Mortgage provided that such transfer or disposal will not materially adversely affect the value of the Trust Estate taken as a whole, will not materially impair the utility of such Property, and will not result in a reduction or abatement of, or right of offset against, the Rents payable under any Lease, in either case as a result thereof, and provided that any new Building Equipment acquired by Grantor (and not so disposed of) shall be subject to the Lien of this Mortgage. Beneficiary shall, from time to time, upon receipt of an Officer's Certificate requesting the same and confirming satisfaction of the conditions set forth above, execute a written instrument in form reasonably satisfactory to Beneficiary to confirm that such Building Equipment which is to be, or has been, sold or disposed of is free from the Lien of this Mortgage.
     (b) Transfer of Interests in Grantor. Notwithstanding anything contained herein to the contrary, Beneficiary's consent shall not be required with respect to Transfers of direct or indirect beneficial interests in Grantor, provided that (i) no Event of Default shall have occurred and be continuing, (ii) Grantor (or the transferor of such interest) shall deliver notice thereof to Beneficiary and the Rating Agencies at least fifteen
(15) Business Days prior to the effective date of such Transfer,
(iii) Grantor shall remain a Single Purpose Entity, (iv) no transfer of limited partner, non-managing member or shareholder interests shall result in any one Person (or any group of Affiliates) owning, directly or indirectly, 50% or more of the beneficial ownership interests of Grantor, and (v) Mark Centers Limited Partnership shall at all times directly or indirectly own not less than 51% of the beneficial interests in Grantor, and if Grantor shall be a partnership, all general partners thereof shall be wholly-owned subsidiaries of Mark Centers Trust. If 10% or more of direct beneficial interests in Grantor are Transferred or if any Transfer shall result in a Person or a group of Affiliates acquiring more than a 50% interest as set forth above, Grantor shall deliver or cause to be delivered to the Rating Agencies and Beneficiary (x) an Opinion of Counsel addressed to the Rating Agencies and Beneficiary and dated as of the date of the Transfer to the effect that in a properly presented case, a bankruptcy court in a case involving such transferee, or any Affiliate thereof, would not disregard the corporate or partnership forms of such entity, their Affiliates and/or their partners, as the case may be, so as to consolidate the assets and liabilities of such entity or entities and/or their Affiliates with those of Grantor or their respective general partners, and
(y) an Officer's Certificate certifying that such Transfer is not an Event of Default.

     (c) Indebtedness. Grantor shall not incur, create or assume any Debt or incur any liabilities without the consent of Beneficiary; provided, however, that if no Event of Default shall have occurred and be continuing, Grantor may, without the consent of Beneficiary, incur, create or assume any or all of the following indebtedness (collectively, "Permitted Debt"):

               (i)  the Note and the other obligations,
     indebtedness and liabilities specifically provided for in any Loan Document and secured by this Mortgage and the other
     Loan Documents;

               (ii) amounts, not secured by Liens on the Trust Estate not to exceed $2,296,490 [5% of Loan Amount] (other than liens (A) being properly contested in accordance with the provisions of this Mortgage, (B) for outstanding real estate taxes being reserved in accordance with Section 8 hereof and (C) for capital expenditures being reserved in accordance with Section 48(b) hereof), payable by or on behalf of Grantor for or in respect of the operation of the Trust Estate in the ordinary course of operating Grantor's business, provided that (but subject to the terms of the next sentence) each such amount shall be paid within sixty
     (60) days following the date on which each such amount was incurred. Nothing contained herein shall be deemed to require Grantor to pay any amount, so long as Grantor is in good faith, and by proper legal proceedings, diligently contesting the validity, amount or application thereof, provided that in each case, at the time of the commencement of any such action or proceeding, and during the pendency of such action or proceeding (i) no Event of Default shall exist and be continuing hereunder, (ii) adequate reserves with respect thereto are maintained on the books of Grantor in accordance with GAAP (as determined by the Independent Accountant), and (iii) such contest operates to suspend collection or enforcement, as the case may be, of the contested amount and such contest is maintained and prosecuted continuously and with diligence. Notwithstanding anything set forth herein, in no event shall Grantor be permitted under this provision to enter into a note or other instrument for borrowed money; and

               (iii) amounts, not secured by Liens on the Trust Estate (other than liens being properly contested in accordance with the provisions of this Mortgage), payable or reimbursable to any Tenant on account of work performed at a Property by such Tenant or for costs incurred by such Tenant in connection with its occupancy of space in the Property, including for tenant improvements (provided, however, that notwithstanding the foregoing, in no event shall Grantor be permitted under this provision to enter into a note or other instrument for borrowed money).


     (d) Additional Permitted Transfers. Notwithstanding the above provisions of this Section 11, Grantor may, without the consent of Beneficiary, (i) make immaterial transfers of portions of a Property to Governmental Authorities for dedication or public use (subject to the provisions of Section 6 hereof) or, portions of such Property to third parties, including owners of outparcels, or other properties for the purpose of erecting and operating additional structures whose use is integrated with the use of such Property, (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for access, water and sewer lines, telephone and telegraph lines, electric lines or other utilities or for other similar purposes or amend the Operating Agreements, and (iii) transfer or ground lease to a retail or other compatible user (by conveyance, ground lease or otherwise) one or more pads subject to existing leases, subject, however, to written reaffirmation by the Rating Agencies that such transfer or ground lease shall not adversely affect the then ratings of any securities backed in part by this Mortgage, provided that no such transfer, conveyance or encumbrance set forth in the foregoing clauses (i), (ii), and
(iii) shall materially impair the utility and operation of the applicable Property or materially adversely affect the value of the applicable Property taken as a whole. In addition, it shall be a condition to any transfer set forth in clauses (iii), or
(iv) that Grantor shall deliver to Beneficiary and the Rating Agencies an Opinion of Counsel that the applicable Property has been subdivided (to the extent required by law) and that the Property, after any such transfer, shall be in compliance with all laws, Leases, and Operating Agreements and that such transfer shall not cause an Event of Default to occur. If Grantor shall receive any net proceeds in connection with any such transfer or other conveyance, Grantor shall have the right to use any such proceeds in connection with any Alterations performed in connection with, or required as a result of, such conveyance. Except as provided below with respect to any Taking, the amount of any net proceeds received by Grantor in excess of the cost of such Alterations shall be deposited in the Capital Expenditure Reserve Account (which amounts shall be in addition to, and not in lieu of, amounts otherwise required to be deposited pursuant to Section 48(b) hereof, and shall be available to Grantor for use in performing any further or other Alterations or with respect to the Properties. Any amounts held in such account shall be invested in accordance with [Section 3(j)] of the Cash Collateral Agreement. Any amounts received by Grantor pursuant to clause (v) shall be paid to Beneficiary upon no less than thirty (30) days notice for application in prepayment of the Note in accordance with Section 5 thereof, together with any applicable prepayment premium. In connection with any transfer, conveyance or encumbrance permitted pursuant to this Section 11(d) Beneficiary shall execute and deliver any instrument reasonably necessary or appropriate, in the case of the transfers referred to in clauses (i), (iii) and (iv) above, to release the portion of a Property affected by such Taking or such transfer from the Lien of this Mortgage or, in the case of clause (ii) above, to subordinate the Lien of this Mortgage to such easements, restrictions, covenants, reservations and rights of way or other similar grants by receipt by Beneficiary of:

     (i)  a copy of the instrument of transfer; and

     (ii) an Officer's Certificate stating (x) with respect to any Transfer, the consideration, if any, being paid for the Transfer and (y) that such Transfer does not materially impair the utility and operation of the affected Property or materially reduce its value.

In addition, in the case of a release pursuant to clauses (iii) and (iv) above, Grantor shall deliver to Beneficiary a Nondisqualification Opinion.

          All Taking Proceeds shall be applied in accordance with the provisions of Section 6 hereof.

     (e) Not less than fifteen (15) Business Days prior to the closing of any transaction subject to the provisions of this
Section 11 or of any transfer of a ten percent (10%) direct or indirect beneficial interest in Grantor or of any transfer that shall result in a Person acquiring a greater than 50% interest in Grantor or of any transfer that shall result in a Person that had a greater than 50% interest in Grantor having less than a 50% interest in Grantor, Grantor shall deliver to Beneficiary and the Rating Agencies (i) an Officer's Certificate describing the proposed transaction and stating that such transaction is permitted by this Section 11, together with any appraisal or other documents upon which such Officer's Certificate is based, and (ii) an Opinion of Counsel to the transferee, addressed to the Rating Agencies and Beneficiary and dated as of the date of the Transfer, to the effect that, in a properly presented case, a bankruptcy court in a case involving such transferee would not disregard the corporate or partnership form of such transferee so as to consolidate the assets and liabilities of such transferee with those of Grantor or their respective general partners. In addition, Grantor shall provide Beneficiary and the Rating Agencies with copies of executed deeds, assignments of Direct Beneficial Owner interests in Grantor, mortgages or other similar closing documents within ten (10) days after such closing.

          12.  Maintenance of Trust Estate; Alterations;
Inspection; Utilities.

     (a) Maintenance of Trust Estate. Grantor shall keep and maintain the Trust Estate and every part thereof in good condition and repair, subject to ordinary wear and tear, and, subject to Excusable Delays and the provisions of this Mortgage with respect to damage or destruction caused by casualty events or Takings, shall not permit or commit any waste, impairment, or deterioration of any portion of the Trust Estate in any material respect. Grantor further covenants to do all other acts which from the character or use of the Trust Estate may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. Grantor shall not remove or demolish any Improvement on any Property except as the same may be necessary in connection with an Alteration or a restoration in connection with a Taking or casualty in accordance with the terms and conditions hereof or in order to make portions of the Property suitable for occupancy by Tenants.

     (b) No Changes in Use. Except as may be necessary in connection with an Alteration permitted by Section 12(c) hereof, Grantor shall not make any changes or allow any changes to be made in the nature of the use of any Property or any part thereof or initiate or take any action in furtherance of any change in any zoning or other land use classification affecting all or any portion of a Property.

     (c) Conditions to Alteration. Provided that no Event of Default shall have occurred and be continuing hereunder, Grantor shall have the right, without Beneficiary's consent, to undertake any alteration, improvement, demolition or removal of any Property or any portion thereof (any such alteration, improvement, demolition or removal, an "Alteration") so long as
(i) Grantor provides Beneficiary with prior written notice of any Material Alteration, and (ii) any Alteration is undertaken in accordance with the applicable provisions of this Mortgage and the other Loan Documents, is not prohibited by any relevant Operating Agreements and the Leases and shall not upon completion (giving credit to rent and other charges attributable to Leases executed upon such completion) materially adversely (A) affect the value, use or operation of such Property taken as a whole or
(B) reduce the Net Operating Income for such Property from the level available immediately prior to commencement of such Alteration. Any Material Alteration with respect to any one Property shall be conducted under the supervision of an Independent Architect and no such Material Alteration shall be undertaken until five (5) Business Days after there shall have been filed with Beneficiary, for information purposes only and not for approval by Beneficiary, detailed plans and specifications and cost estimates therefor, prepared by such Independent Architect, as well as an Officer's Certificate stating that such Alteration will involve an estimated cost of more than (I) the greater of the Individual Threshold Amount with respect to Alterations being undertaken at a single Property at such time, or (II) the Aggregate Alteration Threshold Amount for Alterations at all the Properties. Such plans and specifications may be revised at any time and from time to time by such Independent Architect provided that material revisions of such plans and specifications are filed with Beneficiary, for information purposes only. All work done in connection with any Alteration shall be performed with due diligence in a good and workmanlike manner, all materials used in connection with any Alteration shall not be less than the standard of quality of the materials currently used at such Property and all materials used shall be in accordance with all applicable material Legal Requirements and Insurance Requirements.

     (c) Costs of Alteration. Notwithstanding anything to the contrary contained in Section 12(c) hereof, no Material Alteration nor any Alteration which when aggregated with all other Alterations (other than Material Alterations) then being undertaken by Grantor (exclusive of Alterations being directly paid for by Tenants) at the Properties exceeds the Aggregate Alteration Threshold Amount, shall be performed by or on behalf of Grantor unless Grantor shall have delivered to Beneficiary Cash and Cash Equivalents and/or a Letter of Credit as security in an amount not less than the estimated cost (exclusive of costs to be funded from amounts held in any Account) of the Material Alteration or the Alterations in excess of the Alteration Threshold Amount (as set forth in the Independent Architect's written estimate referred to above). In addition to payment or reimbursement from time to time of Grantor's expenses incurred in connection with any Material Alteration or any such Alteration, the amount of such security shall be reduced on any given date to the Independent Architect's written estimate of the cost to complete the Material Alterations or the Alterations (including any retainages), free and clear of Liens, other than Permitted Encumbrances. Costs which are subject to retainage (which in no event shall be less than 5%) shall be treated as due and payable and unpaid from the date they would be due and payable but for their characterization as subject to retainage. In the event that any Material Alteration or Alteration shall be made in conjunction with any restoration with respect to which Grantor shall be entitled to withdraw Proceeds pursuant to Sections 6(g) and 6(h) hereof, the amount of the Cash and Cash Equivalents and/or Letter of Credit to be furnished pursuant hereto need not exceed the aggregate cost of such restoration and such Material Alteration or Alteration (as estimated by the Independent Architect), less the sum of the amount of any Proceeds which Grantor may be entitled to withdraw pursuant to Sections 6(g)and 6(h) hereof and which are held by Beneficiary in accordance with
Section 6 hereof. Payment or reimbursement of Grantor's expenses incurred with respect to any Material Alteration or any such Alteration shall be accomplished upon the terms and conditions specified in Sections 6(g) through 6(h) hereof. At any time after substantial completion of any Material Alteration or any such Alteration in respect whereof Cash and Cash Equivalents and/or a Letter of Credit was deposited pursuant hereto, the whole balance of any Cash and Cash Equivalents so deposited by Beneficiary and then remaining on deposit (together with earnings thereon), as well as all retainages, may be withdrawn by Grantor and shall be paid by Beneficiary to Grantor, and any other Cash and Cash Equivalents and/or a Letter of Credit so deposited or delivered shall, to the extent it has not been called upon, reduced or theretofore released, be released to Grantor, within ten (10) days after receipt by Beneficiary of an application for such withdrawal and/or release together with an Officer's Certificate, and signed also (as to the following clause (i)) by the Independent Architect, setting forth in substance as follows:

     (i) that the Material Alteration or Alteration in respect of which such Cash and Cash Equivalents and/or a Letter of Credit was deposited has been substantially completed in all material respects in accordance with any plans and specifications therefor previously filed with Beneficiary under Section 12(c) hereof and that, if applicable, a certificate of occupancy has been issued with respect to such Material Alteration or Alteration by the relevant Governmental Authority(ies) or, if not applicable, that a certificate of occupancy is not required; and

     (ii) that to the knowledge of the certifying Person all amounts which Grantor is or may become liable to pay in respect of such Material Alteration or Alteration through the date of the certification have been paid in full or adequately provided for or are being contested in accordance with Section 7(c) hereof and that lien waivers have been obtained from the general contractor and major subcontractors performing such Material Alterations or Alterations (or such waivers are not customary and reasonably obtainable by prudent managers in the area where such Property is located).

     (e) Right to Inspect. Beneficiary and any Persons authorized by it may at all reasonable times and upon reasonable notice enter and examine such Property and may inspect all work done, labor performed and materials furnished in and about such Property subject in all instances to the rights of Tenants under Leases. Beneficiary shall have no duty to make any such inspection and shall have no liability or obligation for making (except for its negligence or willful misconduct) or not making any such inspection.

          13. Legal Compliance. (a) Grantor and the Trust Estate and the use thereof materially comply with all Legal Requirements (as defined below). Grantor represents and warrants that, as of the date hereof, it has not received notice of any violation of any Legal Requirement that remains outstanding. Subject to Grantor's right to contest pursuant to Section 7(c) hereof, Grantor shall comply with all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, and irrespective of the nature of the work to be done, of every Governmental Authority including, without limitation, Environmental Laws, consumer protection laws and all covenants, restrictions and conditions now or hereafter of record which may be applicable to it or to any Property and the Building Equipment thereon, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any Property and the Building Equipment thereon including, without limitation, building and zoning codes and ordinances (collectively, the "Legal Requirements"), except where the failure is not reasonably likely to have a Material Adverse Effect.

               (b) Grantor currently holds all certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals of any Governmental Authority which are necessary for Grantor's ownership and operation of the Properties or which are necessary for the conduct of Grantor's business thereon. All such certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals are current and will be kept current and in full force and effect.

          14. Books and Records, Financial Statements, Reports and Other Information.

          (a) Books and Records. Grantor will keep and maintain on a fiscal year basis proper books and records separate from any other Person, in which accurate and complete entries shall be made of all dealings or transactions of or in relation to the Note, the Trust Estate and the business and affairs of Grantor relating to the Trust Estate, in accordance with GAAP. Beneficiary and its authorized representatives shall have the right at reasonable times and upon reasonable notice to examine the books and records of Grantor relating to the operation of the Trust Estate and to make such copies or extracts thereof as Beneficiary may reasonably require.

          (b)  Financial Statements.

               (i)  Quarterly Reports.  Not later than forty-five
(45) days following the end of each calendar quarter (other than the fourth (4th) quarter of any calendar year), Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) unaudited financial statements, internally prepared, in accordance with GAAP, consistently applied, including a balance sheet as of the end of such quarter, and a statement of revenues and expenses through the end of such quarter, a statement of Net Operating Income for such quarter, and, only upon the request of either the Rating Agencies or Beneficiary, a statement of profits and losses as to each Property. Such statements for each quarter shall be accompanied by an Officer's Certificate certifying to the best of the signer's knowledge, (A) that such statements fairly represent the financial condition and results of operations of Grantor in accordance with GAAP consistently applied, (B) that as of the date of such Officer's Certificate, no Default exists under this Mortgage, the Note or any other Loan Document or, if so, specifying the nature and status of each such Default and the action then being taken by Grantor or proposed to be taken to remedy such Default, (C) the Debt Service Coverage Ratio for the preceding calendar quarter and calendar year, and
(D) that as of the date of each Officer's Certificate, no litigation exists involving Grantor or the Trust Estate in which the amount involved is $100,000 or more, or, if so, specifying such litigation and the actions being taking in relation thereto in accordance with Section 23 hereof. Such financial statements shall contain such other information as shall be reasonably requested by Beneficiary for purposes of calculations to be made by Beneficiary pursuant to the terms hereof.

               (ii) Annual Reports. Not later than ninety (90) days after the end of each fiscal year of Grantor's operations, Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) audited financial statements certified by an Independent Accountant in accordance with GAAP consistently applied, including a balance sheet as of the end of such year, a statement of Net Operating Income for the year and for the fourth quarter thereof and a statement of revenues and expenses for such year, and stating in comparative form the figures for the previous fiscal year, as well as the supplemental schedule of net income or loss presenting the net income or loss for each Property and occupancy statistics for each Property. Such annual financial statements shall also be accompanied by an Officer's Certificate in the form required pursuant to Section 14(b) hereof.

          (c)  Leasing Reports.  (i)    Monthly Reports.  Not
later than twenty (20) days after the end of each month, Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) a true and complete rent roll for each Property.

                    (ii) Quarterly Reports.  Not later than
forty-five (45) days after the end of each fiscal quarter of Grantor's operations, Grantor will deliver to Beneficiary (with a copy to the Rating Agencies) a true and complete rent roll for each Property (and aggregating the occupancy rate with respect to all the Properties), dated as of the last month of such fiscal quarter, showing the percentage of gross leasable area of each Property (and in the aggregate) leased as of the last day of the preceding calendar quarter, the percentage of lease roll-overs for each Property (and in the aggregate) for the preceding calendar quarter, a summary of new lease signings (including tenant name, square footage occupied and designation of the tenant's operations as national, regional or local) and lease terminations for the preceding calendar quarter, the current annual rent for each Property, the expiration date of each lease, the various options, if any, available to the tenant with respect to renewal (including the amount of the rent in the event of renewal), whether to Grantor's knowledge any portion of the Property has been sublet, and if it has, the name of the subtenant, and such rent roll shall be accompanied by an Officer's Certificate certifying that such rent roll is true, correct and complete in all respects as of its date and stating whether Grantor, within the past three months, has issued a notice of default with respect to any Lease which has not been cured and the nature of such default.

          (d) Capital Expenditures Summaries. Grantor shall, within forty-five (45) days after the end of each calendar year during the term of the Notes, deliver to Beneficiary and the Rating Agencies an annual summary of any and all capital expenditures made at each Property during the prior twelve (12) month period.


          (e) Other Information. Grantor will, promptly after written request by Beneficiary or the Rating Agencies, furnish or cause to be furnished to Beneficiary, in such manner and in such detail as may be reasonably requested by Beneficiary, such reasonable additional information as may be reasonably requested by Beneficiary with respect to the Trust Estate.

          15.  Compliance with Leases and Agreements.

          (a) Leases and Operating Agreements. The Leases and the Operating Agreements, if any, are in full force and effect. Grantor has neither given to, nor received any notice of default from, any party to any of the Operating Agreements, if any, or any Lease which remains uncured. To the best of Grantor's knowledge, except as set forth in estoppel certificates delivered to Beneficiary and the Rating Agencies prior to the date hereof, no events or circumstances exist which with or without the giving of notice, the passage of time or both, may constitute a default under any of the Operating Agreements or the Leases on the part of Grantor, or party thereunder. Grantor has complied with and performed all of its material construction, improvement and alteration obligations with respect to each Property required under the Operating Agreements and the Leases. Grantor will promptly after receipt thereof deliver to Beneficiary a copy of any notice received with respect to the Operating Agreements and the Leases, claiming that Grantor is in default in the performance or observance of any of the material terms, covenants or conditions of any of the Operating Agreements or the Leases.

          (b) New Leases. Grantor may, at all times, lease to any Person space within each Property in a manner consistent with other Comparable Class properties comparable to the applicable Property and then current market conditions existing in the applicable market area in which such Property is located, and otherwise in accordance with this Mortgage. Each Lease entered into after the date hereof (including the renewal or extension on or after the date hereof of any Lease entered into prior to the date hereof if the rent payable during such renewal or extension, or a formula or other method to compute such rent, is not provided for in such Lease (such a renewal or extension a "Renewal Lease")) (A) shall provide for payment of rent and all other material amounts payable thereunder at rates at least equal to the fair market rental value (taking into account the type and creditworthiness of the tenant, the length of tenancy, free rent periods and all other concessions to be granted to the tenant by the landlord thereunder, and the location and size of the unit so rented), as of the date such Lease is executed by Grantor, of the space covered by such Lease or Renewal Lease for the term thereof, including any renewal options, and (B) shall not contain any provision whereby the rent payable thereunder would be based, in whole or in part, upon the net income or profits derived by any Person from the Property (provided, however, that it may contain a provision in which a portion of rent may be payable based on a percentage of gross income), and (C) shall not prevent Proceeds from being held and disbursed by Beneficiary in accordance with the terms hereof, and (D) shall not entitle any tenant to receive and retain Proceeds except those that may be specifically awarded to it in condemnation proceedings because of the Taking of its trade fixtures and its leasehold improvements which have not become part of the realty and such business loss as tenant may specifically and separately establish. Grantor may not, without the consent of Beneficiary, amend, modify or waive the provisions of any Lease or terminate, reduce rents under or shorten the term of any Lease (x) in any manner which would have a material adverse effect on the applicable Property taken as a whole, or (y) affecting 15,000 or more rentable square feet. Grantor shall deliver irrevocable written instructions, in the form attached to the Cash Collateral Agreement as Exhibit B, to each Tenant under each Lease to deposit all Rents (whether by check or wire transfer) when due directly into the Operating Account.
          (c) No Default Under Leases. Grantor shall (i) promptly perform and observe all of the material terms, covenants and conditions required to be performed and observed by Grantor under the Leases and the Operating Agreements, if the failure to perform or observe the same would materially and adversely affect the value of any Property; (ii) exercise, within fifteen (15) Business Days after a written request by Beneficiary, any right to request from the Tenant under any Lease or the party to any Operating Agreement a certificate with respect to the status thereof; and (iii) not collect any of the Rents under the Leases more than one (1) month in advance (except that Grantor may collect such security deposits as are permitted by Legal Requirements and are commercially reasonable in the prevailing market and collect other charges in accordance with the terms of each Lease).

          (d)  Subordination, Non-Disturbance and Attornment.
All Leases entered into by Grantor after the date hereof, if any, shall be subject and subordinate to this Mortgage; provided that, Beneficiary shall enter into, and, if required by applicable law to provide constructive notice, record in the county where the subject Property is located, a subordination, attornment and non-disturbance agreement, in form and substance substantially similar to the form attached hereto as Exhibit C (a "Nondisturbance Agreement"), with any Tenant entering into a Lease after the date hereof or, within ten (10) Business Days after written request therefor by Grantor, with any other Tenant under any Lease or prospective Lease (other than a Lease to an Affiliate of Grantor) existing on the date hereof or made or to be made in accordance with the provisions of this Section 15, provided that, with respect to any Lease entered into after the date hereof, such request is accompanied by an Officer's Certificate stating that such Lease complies in all respects with this Section 15. All reasonable costs and expenses of Beneficiary in connection with the negotiation, preparation, execution and delivery of any Nondisturbance Agreement including, without limitation, reasonable attorneys' fees and disbursements shall be paid by Grantor. Beneficiary shall enter into a Nondisturbance Agreement or an agreement in any other form reasonably requested by such Tenant, provided that the same does not materially increase the obligations or liabilities of Beneficiary from what the same would have been under the form of Nondisturbance Agreement attached hereto.

          (e) Security Deposits. On the Closing Date, Grantor shall deposit all security deposits required under the Leases, with interest thereon, if any, into the Security Deposit Account (as defined in the Cash Collateral Agreement). For each Lease entered into after the date hereof (including Renewal Leases), Grantor shall deliver irrevocable written instructions to each Tenant to deposit the security deposit required under the Lease, if any, directly into the Security Deposit Account. Within five
(5) Business Days after receipt of an Officer's Certificate stating that, pursuant to the terms of the particular Lease or upon termination of the Lease as provided thereunder, the security deposit shall be released to the Tenant thereunder, Beneficiary will instruct Agent to disburse funds in the amount of the Tenant's security deposit from the Security Deposit Account directly to Tenant.


          16. Beneficiary's Right to Perform. Upon the occurrence and during the continuance of an Event of Default with respect to the performance of any of the Obligations contained herein, Beneficiary may, without waiving or releasing Grantor from any Obligation or Default under this Mortgage, but shall not be obligated to, at any time perform the same, and the cost thereof, with interest at the Default Rate from the date of payment by Beneficiary to the date such amount is paid by Grantor, shall immediately be due from Grantor to Beneficiary and the same shall be secured by this Mortgage and shall be a Lien on the Trust Estate prior to any right, title to, interest in or claim upon the Trust Estate attaching subsequent to the Lien of this Mortgage (subject to the provisions of Section 11(d) hereof). No payment or advance of money by Beneficiary under this Section 16 shall be deemed or construed to cure Grantor's Default or waive any right or remedy of Beneficiary hereunder.

          17. Grantor's Existence; Organization and Authority. For so long as this Mortgage remains of record with respect to any of the Properties, Grantor shall do all things necessary to preserve and keep in full force and effect its existence, rights and privileges as a limited partnership and its right to own property or transact business in all states in which the Properties are located. For so long as any portion of the Indebtedness shall remain outstanding, Grantor shall do all things necessary to continue to be, a Single Purpose Entity (including without limitation, ensuring that each general partner continues as a Single Purpose Entity), and shall prevent any general partner of Grantor from amending such general partner's articles of incorporation or bylaws, or other formation documents, in any manner that would enable such general partner to expand Grantor's business purposes beyond those specified in such documents as of the date hereof. Grantor hereby represents and warrants that each of Mark M.P.N.M., Limited Partnership, an Alabama limited partnership; Mark New Smyrna Limited Partnership, a Florida limited partnership; Mark Park Plaza, L.P., a Georgia limited partnership; Mark Troy, L.P., a New York limited partnership; Mark Martintown, L.P., a South Carolina limited partnership; Mark Kings Fairground, L.P., a Virginia limited partnership; Mark Shillington, L.P., a Pennsylvania limited partnership; Mark 25th Street, L.P., a Pennsylvania limited partnership; Mark Three Realty, L.P., a Pennsylvania limited partnership and Mark Four Realty, L.P., a Pennsylvania limited partnership (i) is a duly organized and validly existing limited partnership under the laws of the state under which it was formed, (ii) has the power and authority to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is qualified to do business in all States in which the Properties are located, and (iii) has the requisite power to execute and deliver and perform its obligations under this Mortgage, the Note and each of the other Loan Documents. The execution and delivery by Grantor of this Mortgage, the Note and each of the other Loan Documents to be executed by Grantor, Grantor's performance of its respective obligations thereunder and the creation of the security interest and Liens provided for in this Mortgage have been duly authorized by all requisite action on the part of Grantor, and will not violate in any material respect any Legal Requirement, any order of any court or other Governmental Authority, Grantor's certificate of limited partnership or partnership agreement or any material indenture, agreement or other instrument to which Grantor is a party, or by which Grantor is bound; and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the foregoing, or result in the creation or imposition of any Lien, of any nature whatsoever, upon any of the property or assets of Grantor except the Liens created hereunder. Grantor is not required to obtain any consent, approval or authorization from or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of this Mortgage, the Note or the other Loan Documents by Grantor other than those which have already been obtained or filed. Grantor further represents and warrants that it is and, so long as any portion of the Indebtedness shall remain outstanding, shall do all things necessary to continue to be, a Single-Purpose Entity.

          18. Protection of Security; Costs and Expenses. Grantor shall appear in and defend any action or proceeding of which it has notice purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder and shall pay all costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees and disbursements, in any such action or proceeding, and in any suit brought by Beneficiary to foreclose this Mortgage or to enforce or establish any other rights or remedies of Beneficiary hereunder upon the occurrence and during the continuance of an Event of Default. If an Event of Default occurs under this Mortgage, or if any action or proceeding is commenced in which it becomes necessary to defend or uphold the Lien or priority of this Mortgage or which adversely affects Beneficiary or Beneficiary's interest in the Trust Estate or any part thereof, including, but not limited to, eminent domain, enforcement of, or proceedings of any nature whatsoever under any Legal Requirement affecting the Trust Estate or involving Grantor's bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, then Beneficiary, upon reasonable notice to Grantor, may, but without obligation to do so and without releasing Grantor from any obligation hereunder, make such appearances, disburse such reasonable sums and take such action as Beneficiary reasonably deems necessary or appropriate to protect Beneficiary's interest in the Trust Estate, including, but not limited to, disbursement of reasonable attorneys' fees, entry upon the Trust Estate to make repairs or take other action to protect the security hereof, and payment, purchase, contest or compromise of any encumbrance, charge or lien which in the reasonable judgment of Beneficiary appears to be prior or superior hereto; provided, however, that the foregoing shall be subject to Grantor's rights to contest under Section 7(c) hereof and Beneficiary shall not pay or discharge any lien, encumbrance or charge being contested by Grantor in accordance with Section 7(c) hereof. Grantor further agrees to pay all reasonable costs and expenses of Beneficiary or Trustee including reasonable attorneys' fees and disbursements incurred by Beneficiary or Trustee in connection with (a) the negotiation, preparation, execution, delivery and performance of this Mortgage, the Note and the other Loan Documents, and (b) the performance of its obligations and exercise of its rights under this Mortgage, the Note, and the other Loan Documents. All of the costs, expenses and amounts set forth in this Section 18 shall be payable by Grantor, on demand and, together with interest thereon at the Default Rate, if the same are not paid within five (5) Business Days after demand therefor by Beneficiary (or Trustee), until the date of repayment by Grantor, shall be deemed to be Indebtedness hereunder and shall be a Lien on the Trust Estate prior to any right, title, interest or claim upon the Trust Estate (subject to the provisions of Section 11(d) hereof). Nothing contained in this Section 18 shall be construed to require Beneficiary to incur any expense, make any appearance, or take any other action.

          19.  Management of the Trust Estate.

          (a) For purposes hereof, a "Qualifying Manager" shall mean any property manager acceptable to Beneficiary. Grantor shall notify Beneficiary and the Rating Agencies in writing (and shall deliver a copy of the proposed management agreement) of any entity proposed to be designated as a Qualifying Manager of all or any of the Properties no less than 30 days before such Qualifying Manager begins to manage such Property(ies) and shall obtain prior to any appointment of a Qualifying Manager a written confirmation from the Rating Agencies that retention of such other Person as Manager shall not result in a downgrade, withdrawal or qualification of the then ratings of any securities backed in part by this Mortgage.

          (b) It is acknowledged and agreed that a Qualifying Manager may be retained at Beneficiary's direction at any time following the occurrence and during the continuance of an Event of Default and at any time following the tenth (10th) anniversary hereof.

          (c) Upon the retention of a Qualifying Manager, Beneficiary shall have the right to approve (which approval shall not be unreasonably withheld or delayed) any new management agreement with such Qualifying Manager. Grantor shall provide a copy of such new management agreement to the Rating Agencies.

          (d) It is acknowledged and agreed that, pursuant to the provisions of the Manager's Consent, Beneficiary has certain rights to terminate the existing management agreement.

          20. Remedies. Upon the occurrence and during the continuation of an Event of Default, Beneficiary may take such actions against Grantor, subject to Section 33 hereof, and/or against Trust Estate or any portion thereof as Beneficiary determines is necessary to protect and enforce its rights hereunder, without notice or demand except as set forth below or as required under applicable law. Any such actions taken by Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Beneficiary's determination of appropriate action may be based on an appropriate real estate or other consultant and/or counsel, and Beneficiary may rely conclusively on such advice. Grantor shall pay such consultant's and attorney's fees and expenses incurred by Beneficiary pursuant to this Section 20. Such actions may include, without limitation, the following:

          (a) Acceleration. Subject to any applicable provisions of the Note and the other Loan Documents, Beneficiary may declare all or any portion of the unpaid principal balance under the Note, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

          (b) Entry. Subject to the provisions and restrictions of applicable law, Beneficiary, personally, or by its agents or attorneys, at Beneficiary's election, may enter into and upon all or any part of the Trust Estate (including any Property and any part thereof), and may exclude Grantor, its agents and servants therefrom (but such entry shall be subject to any Nondisturbance Agreements then in effect); and Beneficiary, having and holding the same, may use, operate, manage and control the Trust Estate or any part thereof and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receiver. Upon every such entry, Beneficiary may, at the reasonable expense of the Trust Estate and/or Grantor, from time to time, either by purchase, repair or construction, maintain and restore the Trust Estate or any part thereof, and may insure and reinsure the same in such amount and in such manner as may seem to them to be advisable. Similarly, from time to time, Beneficiary may, at the expense of Grantor (which amounts may be disbursed by Beneficiary from the Trust Estate on behalf of Grantor), make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments and improvements to and on the Trust Estate or any part thereof as it may seem advisable. Beneficiary or its designee shall also have the right to manage and operate the Trust Estate or any part thereof and to carry on the business thereof and exercise all rights and powers of Grantor with respect thereto, either in the name of Grantor or otherwise, as may seem to them to be advisable. In confirmation of the grant made in Granting Clause
(E) hereof, in the case of the occurrence and continuation of an Event of Default, Beneficiary shall be entitled to collect and receive all earnings, revenues, rents, issues, profits and income of the Trust Estate or any part thereof (i.e., the "Rents") to be applied in the order of priorities and amounts as shall be provided for in Section 21 hereof. Beneficiary shall be liable to account only for rents, issues and profits and other proceeds actually received by Beneficiary.
All actions which may be taken by Beneficiary pursuant to this
Section 20(b) may be taken by the Jurisdictional Trustee, upon the direction of Beneficiary. Beneficiary or the Jurisdictional Trustee, as applicable, shall be liable to account only for rents, issues and profits and other proceeds actually received by Beneficiary or the Jurisdictional Trustee.

          (c) Foreclosure. Prior to taking title to any Property (whether by foreclosure, deed in lieu or otherwise), Beneficiary shall obtain, in each instance, at Grantor's reasonable expense a new phase I environmental report with respect to each Property, and such additional environmental studies as may be recommended in such phase I reports.

               (i)  Beneficiary, with or without entry,
personally or by its agents or attorneys, insofar as applicable, and in addition to any and every other remedy, may (i) sell or instruct the Jurisdictional Trustee, if applicable, to sell, to the extent permitted by law and pursuant to the power of sale granted herein, all and singular the Trust Estate, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one or more sales, as an entirety or in parcels, and at such times and places as required or permitted by law and as are customary in any county or parish in which a Property is located and upon such terms as Beneficiary may fix and specify in the notice of sale to be given to Grantor (and on such other notice published or otherwise given as provided by law), or as may be required by law; (ii) institute (or instruct the Jurisdictional Trustee to institute) proceedings for the complete or partial foreclosure of this Mortgage under the provisions of the laws of the jurisdiction or jurisdictions in which the Trust Estate or any part thereof is located, or under any other applicable provision of law; or (iii) take all steps to protect and enforce the rights of Beneficiary, whether by action, suit or proceeding in equity or at law (for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy), or otherwise, as Beneficiary, being advised by counsel and its financial advisor, shall deem most advisable to protect and enforce any of their rights or duties hereunder.

               (ii) Beneficiary (or the Jurisdictional Trustee, as applicable), may conduct any number of sales from time to time. The power of sale shall not be exhausted by any one or more such sales as to any part of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold.

               (iii) With respect to any Property, this Mortgage is made upon any statutory conditions of the State in which such Property is located, and, for any breach thereof or any breach of the terms of this Mortgage, Beneficiary shall have the statutory power of sale, if any, provided for by the laws of such State.

          (d) Specific Performance. Beneficiary, in its sole and absolute discretion, or the Jurisdictional Trustee, at Beneficiary's election, may institute an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Notes or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

          (e) Enforcement of Note. Subject to Section 33 hereof and to the extent permitted under the provisions of applicable law, Beneficiary or the Jurisdictional Trustee, at Beneficiary's election, may recover judgment on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Mortgage.

          (f)  Sale of Trust Estate; Application of Proceeds.

               (i) Beneficiary (or the Jurisdictional Trustee, if applicable), may postpone any sale of all or any part of the Trust Estate to be made under or by virtue of this Section 20 by public announcement at the time and place of such sale, or by publication, if required by law, and, from time to time, thereafter, may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement.

               (ii) Upon the completion of any sale made by Beneficiary or the Jurisdictional Trustee under or by virtue of this Section 20, Beneficiary shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds or other appropriate instruments, conveying, assigning and transferring all its estate, right, title and interest in and to the property and rights so sold. Beneficiary or the Jurisdictional Trustee, as applicable, is hereby appointed the true and lawful irrevocable attorney-in-fact of Grantor in its name and stead or in the name of Beneficiary to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and, for that purpose, Beneficiary or the Jurisdictional Trustee, as applicable, may execute all necessary deeds and other instruments of assignment and transfer, and may substitute one or more persons with like power, Grantor hereby ratifying and confirming all that such attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Grantor shall, nevertheless, if so requested in writing by Beneficiary, ratify and confirm any such sale or sales by executing and delivering to Beneficiary or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for such purposes and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 20 shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of Grantor in and to the property and rights so sold, and shall be a perpetual bar, at law and in equity, against Grantor, its successors and assigns and any Person claiming through or under Grantor and its successors and assigns.

               (iii)  The receipt of Beneficiary or the
Jurisdictional Trustee, as applicable, for the purchase money paid as a result of any such sale shall be a sufficient discharge therefor to any purchaser of the property or rights, or any part thereof, so sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Mortgage, or shall be answerable, in any manner, for any loss, misapplication or non-application of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the authorization, necessity, expediency or regularity of such sale.

               (iv) Upon any sale made under or by virtue of this Section 20, Beneficiary may bid for and acquire the Trust Estate or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Note secured by this Mortgage the net proceeds of sale, after deducting therefrom the expense of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct under this Mortgage. The person making such sale shall accept such settlement without requiring the production of the Note or this Mortgage, and without such production there shall be deemed credited to the Indebtedness and Obligations under this Mortgage the net proceeds of such sale. Beneficiary, upon acquiring the Trust Estate or any part thereof, shall be entitled to own, hold, lease, rent, operate, manage or sell the same in any manner permitted by applicable laws.

          (g) Voluntary Appearance; Receivers. After the happening, and during the continuance of, any Event of Default, and immediately upon commencement of (i) any action, suit or other legal proceeding by Beneficiary to obtain judgment for the principal and interest on the Notes and any other sums required to be paid pursuant to this Mortgage, or (ii) any action, suit or other legal proceeding by Beneficiary of any other nature in aid of the enforcement of the Loan Documents or any of them, Grantor will (a) enter their voluntary appearance in such action, suit or proceeding, and (b) if required by Beneficiary, consent to the appointment of one or more receivers of the Trust Estate and of the earnings, revenues, rents, issues, profits and income thereof. After the happening of any Event of Default, or upon the filing of a bill in equity to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof, or upon the commencement of any other judicial proceeding to enforce any right of Beneficiary, Beneficiary shall be entitled, as a matter of right, if it shall so elect, without notice to any other party and without regard to the adequacy of the security of the Trust Estate, forthwith, either before or after declaring the principal and interest on the Notes to be due and payable, to the appointment of such a receiver or receivers. Any receiver or receivers so appointed shall have such powers as a court or courts shall confer, which may include, without limitation, any or all of the powers which Beneficiary is authorized to exercise by the provisions of this Section 20, and shall have the right to incur such obligations and to issue such certificates therefor as the court shall authorize. Notwithstanding the foregoing, Beneficiary as a matter of right may appoint or secure the appointment of a receiver, trustee, liquidator or similar official of the Trust Estate or any portion thereof, and Grantor hereby irrevocably consents and agrees to such appointment, without notice to Grantor and without regard to the value of the Trust Estate or adequacy of the security for the Indebtedness and without regard to the solvency of the Grantor or any other Person liable for the payment of the Indebtedness, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Beneficiary to receive the Rents with respect to any of the Trust Estate pursuant to this Mortgage, the Assignment of Leases or the Cash Collateral Agreement.

          (h) UCC Remedies. Beneficiary may exercise any or all of the remedies granted to a secured party under the UCC, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Beneficiary in the enforcement of this Mortgage or in connection with Grantor's redemption of the Improvements or Building Equipment.
Beneficiary may exercise its rights under this Mortgage independently of any other collateral or guaranty that Grantor may have granted or provided to Beneficiary in order to secure payment and performance of the Obligations, and Beneficiary shall be under no obligation or duty to foreclose or levy upon any other collateral given by Grantor to secure any Obligation or to proceed against any guarantor before enforcing its rights under this Mortgage.

          (i) Leases. Beneficiary may, at its option, before any proceeding for the foreclosure (or partial foreclosure) or enforcement of this Mortgage, treat any Lease which is subordinate by its terms to the Lien of this Mortgage, as either subordinate or superior to the Lien of this Mortgage.

          (j)  Other Rights.  Beneficiary may pursue against
Grantor any other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other
Loan Documents.

          (k) Retention of Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, or any of its property, or of the Trust Estate or any part thereof, Beneficiary or the Jurisdictional Trustee, as applicable, to the extent permitted by law, shall be entitled to retain possession and control of all property now or hereafter granted to or held by Beneficiary or the Jurisdictional Trustee, as applicable, under this Mortgage.

          (l) Suits by Beneficiary. All rights of action under this Mortgage may be enforced by Beneficiary without the possession of the Note and without the production thereof or this Mortgage at any trial or other proceeding relative thereto. Any such suit or proceeding instituted by Beneficiary shall be brought in the name of Beneficiary and any recovery of judgment shall be subject to the rights of Beneficiary.

          (m) Remedies Cumulative. Subject to Section 33 hereof, no remedy herein conferred upon or reserved to Beneficiary shall exclude any other remedy, and each such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission of Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or an acquiescence therein. Every power and remedy given to Beneficiary by this Mortgage to the Jurisdictional Trustee and/or Beneficiary may be exercised from time to time and as often as the Jurisdictional Trustee (at Beneficiary's discretion) and Beneficiary and each of them may deem expedient. Nothing in this Mortgage shall affect Grantor's obligations to pay the principal of, and interest on, the Notes in the manner and at the time and place expressed in the Notes.

          (n)  Waiver of Rights.   Grantor agrees that, to the
fullest extent permitted by law, it will not at any time, (1) insist upon, plead or claim or take any benefit or advantage of any stay, extension or moratorium law, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Mortgage, (2) claim, take or insist upon any benefit or advantage of any law, now or at any time hereafter in force, providing for valuation or appraisal of the Trust Estate, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction, or (3) after any such sale or sales, claim or exercise any right, under any statute heretofore or hereafter enacted by the United States of America, any State thereof or otherwise, to redeem the property and rights sold pursuant to such sale or sales or any part hereof. Grantor hereby expressly waives all benefits and advantages of such laws, and covenants, to the fullest extent permitted by law, not to hinder, delay or impede the execution of any power herein granted or delegated to Beneficiary or the Trustees, but will suffer and permit the execution of every power as though no such laws had been made or enacted. Grantor for itself and all who may claim through or under it, waives, to the extent it lawfully may do so, any and all homestead rights and, any and all rights to reinstatement, any and all right to have the property comprising the Trust Estate marshaled upon any foreclosure of the Lien hereof or to have the mortgaged property hereunder and the property covered by any other mortgage, deed to secure debt or deed.

          21.  Application of Proceeds.

          (a) Sale Proceeds. The proceeds of any sale or foreclosure of the Trust Estate or any portion thereof shall be applied to the following in the following order of priority the payment of: (i) the costs and expenses of the foreclosure proceedings with respect to such Property (including reasonable counsel fees and disbursements actually incurred and advertising costs and expenses), liabilities and advances made or incurred under this Mortgage, and reasonable receivers' and trustees' fees and commissions and fees and expenses incurred by Beneficiary, together with interest at the Default Rate to the extent payable,
(ii) any other sums advanced by Beneficiary (or any advancing agent on its behalf) in accordance with the terms hereof and not repaid to it by Grantor, together with interest at the Default Rate to the extent payable, (iii) all sums due under the Note in the order of priority set forth therein, and (iv) any surplus to Grantor or other party legally entitled thereto.

          (b) Other Proceeds. All Proceeds or other amounts collected by Beneficiary and applied to pay interest or principal of the Note or other amounts due on this Mortgage following an Event of Default and acceleration of the Note shall be applied
(1) first, to reimburse any expenses related to such collection and (2) thereafter, as provided in Section 21(a) hereof. If the Note has not been accelerated, any amount available to make payments or applied in lieu of such payments thereon shall be applied (1) first, to interest due or overdue on the Note, (2) then, any amounts applied to pay or applied in lieu of paying principal on the Note then due shall be applied to pay or applied in lieu of paying each Note in order of priority, and (3) thereafter, to Grantor.

          22. CERTAIN WAIVERS. TO INDUCE BENEFICIARY TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THE NOTES AND THIS MORTGAGE, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, GRANTOR AND EACH OF THE PARTNERS COMPRISING GRANTOR EXPRESSLY AND IRREVOCABLY HEREBY WAIVES THE FOLLOWING RIGHTS, IN ADDITION TO AND NOT IN DEROGATION OF ALL OTHER WAIVERS CONTAINED IN THE NOTE, THIS MORTGAGE AND THE OTHER LOAN DOCUMENTS:

          (a) WAIVER OF RIGHT TO TRIAL BY JURY. GRANTOR HEREBY WAIVES AND SHALL WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY, OR COUNTERCLAIM ASSERTED BY BENEFICIARY WHICH ACTION, PROCEEDING OR COUNTERCLAIM ARISES OUT OF OR IS CONNECTED WITH THIS MORTGAGE, THE NOTE OR ANY OTHER LOAN DOCUMENTS.

          23. Notice of Certain Occurrences. In addition to all other notices required to be given by Grantor hereunder, Grantor shall give notice to Beneficiary and the Rating Agencies promptly upon the occurrence of: (a) any Default or Event of Default; (b) any litigation or proceeding affecting Grantor or the Trust Estate or any part thereof in which the amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more and not covered by insurance or in which injunctive or similar relief is sought and likely to be obtained; (c) a material adverse change in the business, operations, property or financial condition of Grantor or the Trust Estate; and (d) together with the quarterly financial statements required to be delivered hereunder, a list of all litigation and proceedings affecting Grantor or the Trust Estate or any part thereof in which the amount involved is Two Hundred Fifty Thousand Dollars ($250,000) or more, whether or not covered by insurance and whether or not relief is being sought.

          24. Trust Funds. To the extent required by applicable law, all security deposits paid under the Leases shall be treated as trust funds and not commingled with any other funds of Grantor. Within ten (10) days after request by Beneficiary, Grantor shall furnish Beneficiary with satisfactory evidence of compliance with this Section 24, together with a statement of all security deposits by Tenants under the Leases, which statement shall be certified by Grantor.

          25. Taxation. In the event a law is passed after the date hereof of the United States or of any state in which a Property is located either (a) changing in any way the laws for the taxation of mortgages or debts secured thereby for federal, state or local purposes, or the manner of collection of any such taxes, or (b) imposing a tax, either directly or indirectly, on mortgages or debts secured thereby, in each case other than income taxes, franchise taxes, or withholding taxes, that materially adversely affects Beneficiary, Beneficiary shall have the right to declare the Note due on a date to be specified by not less than thirty (30) days' written notice to be given to Grantor unless within such thirty (30) day period Grantor shall assume as an obligation hereunder the payment of any tax so imposed until full payment of the Note provided such assumption shall be permitted by law.

          26. Notices. Any notice, election, request or demand which by any provision of this Mortgage is required or permitted to be given or served hereunder shall be in writing and shall be given or served by hand delivery against receipt, by any nationally recognized overnight courier service providing evidence of the date of delivery or by certified mail return receipt requested, postage prepaid, addressed to Grantor at: c/o Mark Centers Trust 600 Third Avenue, P.O. Box 1679, Kingston, Pennsylvania 18704, Attention: Steven M. Pomerantz Esq., with a copy to Gold & Wachtel, 110 East 59th Street, New York, New York 10022, Attention: Marvin J. Levine, Esq.; if to Trustee at:
Fairfax County, Virginia; if to Beneficiary, to Secore Financial Corporation, 12510 Prosperity Drive, Suite 270, Silver Spring, Maryland 20904, or at such other address as shall be designated from time to time by Grantor, Trustee or Beneficiary by notice given in accordance with the provisions of this Section 26. Any such notice or demand given hereunder shall be effective upon receipt. All notices, elections, requests and demands required or permitted under this Mortgage shall be in the English language.

          27. No Oral Modification. This Mortgage may not be waived, altered, amended, modified, changed, discharged or terminated orally but only by a written agreement signed by the party against which enforcement is sought.

          28. Partial Invalidity. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included hereunder.

          29. Successors and Assigns. All covenants of Grantor contained in this Mortgage are imposed solely and exclusively for the benefit of Beneficiary and its successors and assigns, and no other Person shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Beneficiary at any time if in its sole discretion it deems it advisable to do so. All such covenants of Grantor shall run with the land and bind Grantor, the successors and assigns of Grantor (and each of them) and all subsequent owners, encumbrancers and Tenants of the Trust Estate, and shall inure to the benefit of Beneficiary, its successors and assigns.

          30. Governing Law. This Mortgage and the obligations arising hereunder shall be governed by and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in the State of New York and any applicable laws of the United States of America except that at all times the provisions for the creation, perfection and enforcement of the Liens and security interest created pursuant to this Mortgage with respect to any Property and pursuant to the Assignment of Leases shall be governed by the laws of the State in which such Property is located. Whenever possible, each provision of this Mortgage shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be prohibited by, or invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Mortgage. Nothing contained in this Mortgage or in any Loan Document shall require either Grantor to pay or Beneficiary to accept any sum in any amount which would, under applicable law, subject Beneficiary, or any Trustee to penalty or adversely affect the enforceability of this Mortgage. In the event that the payment of any sum due hereunder or under any Loan Document would have such result under applicable law, then, ipso facto, the obligation of Grantor to make such payments shall be reduced to the highest sum then permitted under applicable law and appropriate adjustment shall be made by Grantor and Beneficiary.

          31.  Certain Representations, Warranties and Covenants.


          (a) Recording Fees, Taxes, Etc. Grantor hereby agrees to take all such further reasonable actions, and to pay all taxes, recording fees, charges, costs and other expenses including, without limitation, reasonable attorneys' and professional fees and disbursements which are currently or in the future shall be imposed, and which may be required or necessary to establish, preserve, protect or enforce the Lien of this Mortgage.

          (b) No Offsets. Grantor warrants, covenants and represents to Beneficiary that there exists no cause of action at law or in equity that would constitute any offset, counterclaim or deduction against the Indebtedness or Obligations.

          (c) Full and Accurate Disclosure. To the best of Grantor's knowledge, no statement of fact made by or on behalf of Grantor in this Mortgage or in any of the other Loan Documents contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading as of the date made. There is no fact presently known to Grantor which has not been disclosed which adversely affects, nor as far as Grantor can foresee, might adversely affect, the business, operations or condition (financial or otherwise) of Grantor.

          (d) Tax Filings. Grantor has filed all federal, state and local tax returns required to be filed prior to the date hereof and has paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments shown to be due from Grantor on such tax returns.

          (e) No Litigation. No litigation is pending or, to Grantor's best knowledge, threatened against Grantor which, if determined adversely to Grantor, would have a material adverse effect on any Property or the security created hereby and no Taking has been commenced or, to Grantor's best knowledge, is contemplated with respect to all or any portion of the Trust Estate or for the relocation of roadways providing access to the Trust Estate. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all litigation affecting Grantor or any Property.

          (f) Solvency. The fair saleable value of Grantor's assets exceeds and will, immediately following the issuance and sale of the Note and the consummation of the other transactions contemplated to take place simultaneously therewith, exceed Grantor's liabilities, including subordinated, unliquidated, disputed and contingent liabilities. Grantor's assets do not and, immediately following the issuance and sale of the Note and the consummation of the other transactions contemplated to take place simultaneously therewith will not, constitute unreasonably insufficient capital to carry out its business as conducted or as proposed to be conducted. Grantor does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities) beyond its ability to pay such debts as they mature.

          (g) ERISA. Grantor is not an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) to which ERISA applies and Grantor's assets do not constitute plan assets. No actions, suits or claims under any laws and regulations promulgated pursuant to ERISA are pending or, to Grantor's knowledge, threatened against Grantor. Grantor has no knowledge of any material liability incurred by Grantor which remains unsatisfied for any taxes or penalties with respect to any employee benefit plan or any Multiemployer Plan, or of any lien which has been imposed on Grantor's assets pursuant to Section 412 of the Code or Sections 302 or 4068 of ERISA.

          (h) Claims. No claims, actions, suits, proceedings or investigations whether judicial or otherwise are pending or, to the best knowledge of Grantor, threatened against Grantor before any domestic or foreign court or administrative, arbitral, governmental or regulatory authority or agency which, if determined adversely to Grantor, would have a material adverse effect on the security created hereby. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all claims pending against Grantor.

          (i)  Liens.  No Lien, other than Permitted
Encumbrances, which remains outstanding as of the date hereof, including, without limitation, any tax lien, has been levied against the Trust Estate.

          (j) Outstanding Liabilities. No outstanding liabilities of Grantor exist which, individually or in the aggregate, would have a material adverse effect on the security created hereby or would materially adversely affect the condition (financial or otherwise) of Grantor. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all liabilities of Grantor.

          (k) Creditors' Claims. To Grantor's best knowledge, no claim of any creditor of Grantor would have a material adverse effect on the security created hereby or would materially adversely affect the condition (financial or otherwise) of Grantor. Grantor has delivered to Beneficiary and the Rating Agencies a certificate setting forth all such claims of creditors of Grantor.

          (l) Enforceability of Loan Documents. This Mortgage and the other Loan Documents are the legal, valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms.

          (m) Contingent Liabilities. Grantor does not have any known material contingent liabilities.

          (n) No Other Debt. Grantor has not borrowed or received debt financing (other than financing evidenced by the Note) that has not been heretofore repaid in full.

          (o) Fraudulent Conveyance. Grantor represents and warrants as follows: (i) it has not entered into this Mortgage or the other Loan Documents or the transactions contemplated hereby or thereby with the actual intent to hinder, delay, or defraud any creditor, and (ii) it has received reasonably equivalent value in exchange for its obligations under this Mortgage and the other Loan Documents. Giving effect to the transactions contemplated by this Mortgage and the other Loan Documents, the fair saleable value of the assets of Grantor exceeds and will, immediately following the execution and delivery of this Mortgage and the other Loan Documents, exceed the total liabilities of Grantor, including, without limitation, subordinated, unliquidated, disputed or contingent liabilities. The fair saleable value of the assets of Grantor is and will, immediately following the execution and delivery of this Mortgage and the other Loan Documents, be greater than Grantor's probable liabilities, including the maximum amount of the contingent liabilities of Grantor or their debts as such debts become absolute and matured. The assets of Grantor do not and, immediately following the execution and delivery of this Mortgage and the other Loan Documents will not, constitute unreasonably small capital to carry out the business of Grantor as conducted or as proposed to be conducted. Grantor does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Grantor).

          (p) Access/Utilities. The Properties have adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary to the continued use and enjoyment of each Property as presently used and enjoyed are located in the public right-of-way abutting the applicable Property, and all such utilities are connected so as to serve the applicable Property without passing over other property. All roads necessary for the full utilization of each Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities or are the subject of access easements for the benefit of the applicable Property.

          (q) Special Assessments. Except to the extent set forth or Schedule 3, there are no pending or, to the knowledge of Grantor, proposed special or other assessments for public improvements or otherwise affecting any Property, nor, to the knowledge of Grantor, are there any contemplated improvements to any Property that may result in such special or other assessments.

          (r) Flood Zone. The Properties listed on Schedule 4 are located in a flood hazard area as defined by the Federal
Insurance Administration.

          (s)  Separate Business; Corporate Formalities.

               (i)  Grantor shall maintain its own deposit
account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of Grantor will not be diverted to any other Person or for other than business uses of Grantor, nor will such funds be commingled with the funds of any other Affiliate;

               (ii) To the extent that Grantor shares the same officers or other employees as any of its partners or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

               (iii) To the extent that Grantor jointly contracts with any of its partners or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that Grantor contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Grantor and any of its Affiliates shall be only on an arm's length basis.

               (iv) To the extent that Grantor and any of its constituent partners or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

               (v) Grantor shall conduct its affairs strictly in accordance with its organizational documents, and observe all necessary, appropriate and customary partnership formalities, including, but not limited to, obtaining any and all partners' consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

               (vi) In addition, Grantor shall: (a) maintain books and records separate from those of any other person; (b) maintain its assets in such a manner that it is not costly or difficult to segregate, identify or ascertain such assets; (c) hold regular meetings of its board of directors, shareholder, partners or members, as the case may be, and observe all other corporate, partnership or limited liability company, as the case may be, formalities; (d) hold itself out to creditors and the public as a legal entity separate and distinct from any other entity; (e) prepare separate tax returns and financial statements, or if part of a consolidated group, then it will be shown as a separate member of such group; (f) transact all business with Affiliates on an arm's-length basis and pursuant to enforceable agreements; (g) conduct business in its name and use separates stationary, invoices and checks; (h) not commingle its assets or funds with those of any other person; and (i) not assume, guarantee or pay the debts or obligations of any other person.

               (t) Director Consents. The General Partner of Grantor shall obtain the consent of all its directors, including the Independent Directors, to (i) file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings or to authorize Grantor to do so, (ii) dissolve, liquidate, consolidate, merge or sell all or substantially all of Grantor's assets, (iii) engage in any other business activity, or (iv) amend its organizational documents.

               (u) No Default. As of the date hereof, Grantor is not in material default under the terms and provisions of any Operating Agreement or any Material Lease.

               (v) Collateral As Entirety of Property. Each Property and the Personalty located thereon constitutes all of the real property, equipment and fixtures currently owned by Grantor or currently used in the operation of the business located on such Property.

               (w) No Property Damage. As of the date hereof, to Grantor's knowledge, no portion of the Improvements at any Property has been materially damaged, destroyed or injured by fire or other casualty which is not now fully restored or in the process of being restored.

               (x)  Separate Tax Parcels.  Each Property
constitutes one or more separate tax lots, with a separate tax assessment, independent of any other land or improvements.

          (y) Title Insurance. Grantor shall cause to be delivered to Beneficiary a mortgagee's title insurance policy, issued by the Title Company, for each Property in an amount not less than the Allocated Loan Amount (except in the case of the Properties located in the states of New York and Florida, such amount shall be not less than 115% of the Allocated Loan Amounts for such Properties), which title insurance policy shall be dated as of the date hereof, and the title insurance coverage afforded under such policies shall aggregate the insurance coverage for the properties located in the State of Pennsylvania to an effective title insurance coverage of up to $29,433,200, and shall aggregate the insurance coverage for the Properties located in the states of Alabama, Georgia, South Carolina and Virginia to an effective title insurance coverage of up to $12,511,000 and the title insurance policies shall insure that this Mortgage is a valid first priority lien on the Land and Improvements, subject only to Permitted Encumbrances, standard exceptions contained in the current ALTA printed form policy issued by the Title Company, and any other matter consented to by Beneficiary.

          32. No Waiver. No failure by Beneficiary to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof shall constitute a waiver of any such term or right, power or remedy or of any such breach. No waiver of any breach shall affect or alter this Mortgage, which shall continue in full force and effect, or shall affect or alter the rights of Beneficiary with respect to any other then existing or subsequent breach.

          33. Non-Recourse Obligations. Notwithstanding anything in this Mortgage (other than as set forth in Section 41 hereof), the Note or the other Loan Documents, no personal liability shall be asserted or enforceable against (i) Grantor,
(ii) any Affiliate of Grantor, (iii) any Person owning directly or indirectly, any legal or beneficial interest in Grantor or any Affiliate of Grantor, or (iv) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of any Persons described in clauses (i) through (iii) above (collectively, the "Exculpated Parties") by Beneficiary or Trustee in respect of the Obligations, this Mortgage, the Note or any other Loan Document, or the making, issuance or transfer thereof, all such liability, if any, being expressly waived by Beneficiary, Trustee, and each successive holder of any Note and this Mortgage shall accept the Note and this Mortgage upon the express condition of this provision and limitation that in the case of the occurrence and continuance of an Event of Default, Beneficiary's remedies in its sole discretion shall be any or all of:

               (i) Foreclosure of the lien of this Mortgage in accordance with the terms and provisions set forth in this Mortgage;

               (ii) Action against any other security at any time given to secure the payment of the Note and under the other Loan
Documents; and

               (iii) Exercise of any other remedy set forth in this Mortgage or any other Loan Document.

          The lien of any judgment against Grantor and any proceeding instituted on, under or in connection with the Note or this Mortgage, or both, shall not extend to any property now or hereafter owned by Grantor or any Exculpated Party other than the Net Operating Income from, and the ownership interest of Grantor in, the Trust Estate and the other security for the payment of the Note or this Mortgage.

          Notwithstanding anything to the contrary in this Mortgage or any of the Loan Documents, Beneficiary shall not be deemed to have waived any right which Beneficiary may have under
Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by this Mortgage or to require that all collateral shall continue to secure all of the Debt owing to Beneficiary in accordance with the Loan Documents.

          Notwithstanding anything in this Mortgage to the contrary, there shall at no time be any limitation on Grantor's liability for the payment to Beneficiary of: (1) condemnation proceeds or insurance proceeds which Grantor has received and to which Beneficiary is entitled pursuant to the terms of this Mortgage or any of the Loan Documents to the extent the same have not been applied toward payment of sums due under the Note or under this Mortgage, or used for the repair or replacement of the Trust Estate pursuant to this Mortgage, or (2) all loss, damage and expense as incurred by Beneficiary and arising from any fraud, or intentional misrepresentation of Grantor, or (3) any misappropriation of Rents or security deposits by Grantor or any Affiliate of Grantor.
          34. Further Assurances. Grantor, at its own expense, will execute, acknowledge and deliver all such reasonable further acts, documents or instruments including security agreements on any building equipment included or to be included in the Trust Estate and a separate assignment of each Lease and take all such actions as Beneficiary from time to time may reasonably request to better assure, transfer and confirm unto Beneficiary the rights now or hereafter intended to be granted to Beneficiary under this Mortgage or the other Loan Documents. Grantor shall notify Beneficiary no less than thirty (30) days prior to a change of address.

          35. Estoppel Certificates. Grantor and Beneficiary each will, from time to time, upon twenty (20) days' prior written request by the other party, execute, acknowledge and deliver to the requesting party, in the case of a request to Beneficiary, a certificate signed by an authorized officer or officers and in the case of a request to Grantor, an Officer's Certificate, stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the amount of accrued and unpaid interest and the outstanding principal amount of the Note. The estoppel certificate from Beneficiary shall also state either that, to Grantor's best knowledge and based on no independent investigation, no Default exists hereunder or, if any Event of Default shall exist hereunder, specify any Event of Default of which Grantor has actual knowledge and the steps being taken to cure such Event of Default.

          36.  Ground Leases.
          (a) Grantor hereby represents and warrants as follows with respect to each Ground Lease:

          (i) the Ground Lease is in full force and effect, unmodified by any writing or otherwise except as specifically set forth herein;

     (ii) all rent, additional rent and/or other charges reserved in or payable under the Ground Lease, have been paid to the extent that they are payable to the date hereof;

     (iii) Grantor enjoys the quiet and peaceful possession of the Ground Leasehold Estate;

     (iv) there are no defaults under any of the material terms of the Ground Lease;

     (v) Grantor has delivered to Beneficiary a true, accurate and complete copy of the Ground Lease;

     (vi)  this Mortgage is secured by the Ground Leasehold
Estate; upon the occurrence of an Event of Default, Beneficiary has the right to foreclose or otherwise exercise its rights with respect to the fee interest in the Trust Estate within a commercially reasonable time;

     (vii) the Ground Lease or a memorandum thereof has been duly recorded, the Ground Lease permits the interest of the lessee thereunder to be encumbered by this Mortgage, and there has not been a material change in the terms of the Ground Lease since its recordation;

     (viii) Except for the Permitted Exceptions, Grantor's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, this Mortgage;

     (ix) Grantor's interest in the Ground Lease is assignable to Beneficiary upon notice to, but without the consent of, the lessor thereunder, and in the event that such leasehold interest is so assigned, it is further assignable by Beneficiary and its successors and assigns upon notice to, but without a need to obtain the consent of, the lessor under the Ground Lease;

     (x) the Ground Lease requires the lessor thereunder to give notice of any default by Grantor to Beneficiary; and the Ground Lease further provides that notice of termination given under the Ground Lease is not effective against Beneficiary unless a copy of such notice has been delivered to Beneficiary in the manner described in the Ground Lease;

     (xi) Beneficiary is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of Grantor under the Ground Lease) to cure any default under the Ground Lease, which is curable after the receipt of notice of any such default before the lessor thereunder may terminate the Ground Lease;

     (xii) the Ground Lease has a term which extends not less than ten (10) years beyond the Maturity Date;

     (xiii) the Ground Lease requires the lessor thereunder to enter into a new lease with Beneficiary upon termination of the Ground Lease for any reason, including rejection of the Ground
Lease in a bankruptcy proceeding;

     (xiv) under the terms of the Ground Lease and this Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Property, with Beneficiary having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Note together with any accrued interest thereon; and

     (xv) the Ground Lease does not impose any restrictions on subletting.

          Further, with respect to each Ground Lease, Grantor covenants and agrees as follows: (i) to promptly and faithfully observe, perform and comply with all the terms, covenants and provisions of the Ground Lease, on its part to be observed, performed and complied with, within the applicable grace periods, if any; (ii) to refrain from doing anything, as a result of which, there could be a material default under or a breach of any of the terms of the Ground Lease; (iii) not to do, permit or suffer any event or omission as a result of which there is likely to occur a default or breach under the Ground Lease after the passing of the applicable grace periods, if any; (iv) not to cancel, terminate, surrender, modify, amend or in any way alter or permit the alteration of any of the provisions of the Ground Lease or grant any consents or waivers thereunder, and further agrees not to exercise any right it may have under the Ground Lease to cancel or surrender the same; (v) to give Beneficiary notice of any default by any party under the Ground Lease, within three (3) Business Days subsequent to learning of such default, and promptly to deliver to Beneficiary a copy of each notice of default and all responses to default notices, similar instruments received or delivered by Beneficiary, in connection with the Ground Lease; (vi) to furnish within a reasonable period of time, except in connection with a notice of default which is governed by the previous clause, to Beneficiary copies of such information and evidence as Beneficiary may reasonably request concerning the due observance, performance and compliance by Grantor with the terms, covenants and provisions of the Ground Lease; and (vii) that any failure by Grantor, as tenant under the Ground Lease, to perform within any applicable grace period its obligations under the Ground Lease shall constitute an Event of Default by Grantor under this Mortgage.

          (b) In the event of the occurrence of any event which, with the giving of notice, the passage of time or both, would constitute an Event of Default (as defined in the Ground Lease) by Grantor in the performance of its obligations under the Ground Lease, and which is not cured within any applicable grace period, including, without limitation, any default in the payment of any sums payable thereunder, then, in each and every case, Beneficiary may, at its option cause the default or defaults to be remedied and otherwise exercise any and all of the rights of Grantor thereunder in the name of and on behalf of Grantor. Grantor shall, within five (5) Business Days after written demand, reimburse Beneficiary for all advances made and expenses reasonably incurred by Beneficiary in curing any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon from the date that such advance is made, to and including the date the same is paid to Beneficiary. The provisions of this subsection (b) are in addition to any other remedy given to or allowed Beneficiary under the Ground Lease.

          (c) If the Ground Lease is cancelled or terminated by reason of an Event of Default (as defined in the Ground Lease) that Beneficiary was unable to cure (following a good faith effort to so cure), then, if Beneficiary or its nominee shall acquire an interest in any new lease of the Ground Leasehold Estate following such Event of Default, Grantor shall have no right, title or interest in or to the new lease or the leasehold estate created by such new lease.

          (d) Grantor shall obtain and deliver to Beneficiary, within thirty (30) days after written demand therefor by Beneficiary, an estoppel certificate stating (1) that the Ground Lease is in full force and effect and has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (2) the date to which the fixed rent has been paid under the Ground Lease, (3) whether a notice of default has been sent to the tenant under the Ground Lease which has not been cured, and if such notice has been sent, the date it was sent and the nature of the default, (4) whether any parties under the Ground Lease are in default in keeping, observing or performing any material term covenant, agreement, provision, condition or limitation contained in the Ground Lease,
(5) if the tenant under the Ground Lease shall be in default, the default, (6) the name of the tenant entitled to possession of the Ground Leasehold Estate under the Ground Lease, (7) whether to the best of Grantor's knowledge there has occurred any event which, with the giving of notice or the passage of time or both would constitute a default under the Ground Lease, and, if there has occurred any such event, setting forth the nature thereof in reasonable detail.

          (e) Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of the Ground Lease within the meaning of any provision thereof prohibiting its assignment and Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage. Beneficiary shall be liable for the obligations of the tenant arising under the Ground Lease for only that period of time during which Beneficiary is in possession of the Ground Leasehold Estate or has acquired, by foreclosure or otherwise, and is holding, all of the right, title and interest of Grantor therein.

          37.  Indemnification by Grantor.

               Subject to the provisions of Section 33 hereof, Grantor will protect, indemnify and save harmless Beneficiary, and all officers, directors, stockholders, partners, employees, agents, successors and assigns thereof (collectively, the "Indemnified Parties") from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including all reasonable attorneys' fees and expenses actually incurred) imposed upon or incurred by or asserted against the Indemnified Parties or the Trust Estate or any part of its interest therein, by reason of the occurrence or existence of any of the following (to the extent Insurance Proceeds payable on account of the following shall be inadequate; it being understood that in no event will the Indemnified Parties be required to actually pay or incur any costs or expenses as a condition to the effectiveness of the foregoing indemnity) prior to (i) the acceptance by Beneficiary of a deed-in-lieu of foreclosure with respect to the applicable Property, or (ii) the Indemnified Parties taking possession or control of the applicable Property, unless caused solely by the actual willful misconduct or gross negligence of the Indemnified Parties (other than such willful misconduct or gross negligence imputed to the Indemnified Parties because of their interest in the Trust Estate): (1) ownership of Grantor's interest in the Trust Estate, or any interest therein, or receipt of any Rents or other sum therefrom, (2) any accident, injury to or death of any persons or loss of or damage to property occurring on or about the Trust Estate or any Appurtenances thereto, (3) any design, construction, operation, repair, maintenance, use, non-use or condition of the Trust Estate or Appurtenances thereto, including claims or penalties arising from violation of any Legal Requirement or Insurance Requirement, as well as any claim based on any patent or latent defect, whether or not discoverable by Beneficiary, any claim the insurance as to which is inadequate, and any Environmental Claim, (4) any Default under this Mortgage or any of the other Loan Documents or any failure on the part of Grantor to perform or comply with any of the material terms of any Lease or Operating Agreement within the applicable notice or grace periods, (5) any performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Estate or any part thereof, (6) any negligence or tortious act or omission on the part of Grantor or any of its agents, contractors, servants, employees, sublessees, licenses or invitees, (7) any contest referred to in Section 7(c) hereof, (8) any obligation or undertaking relating to the performance or discharge of any of the terms, covenants and conditions of the landlord contained in the Leases or (9) the presence at, in or under any Property or the Improvements thereon of any Hazardous Substance in violation of any Legal Requirement. Any amounts the Indemnified Parties are legally entitled to receive under this
Section 37 which are not paid within ten (10) Business Days after written demand therefor by the Indemnified Parties or Beneficiary, setting forth in reasonable detail the amount of such demand and the basis therefor, shall bear interest from the date of demand at the Default Rate, and shall, together with such interest, be part of the Indebtedness and secured by this Mortgage. In case any action, suit or proceeding is brought against the Indemnified Parties by reason of any such occurrence, Grantor shall at Grantor's expense resist and defend such action, suit or proceeding or will cause the same to be resisted and defended by counsel at Grantor's reasonable expense for the insurer of the liability or by counsel designated by Grantor (unless reasonably disapproved by Beneficiary promptly after Beneficiary has been notified of such counsel); provided, however, that nothing herein shall compromise the right of Beneficiary (or any Indemnified Party) to appoint its own counsel at Grantor's expense for its defense with respect to any action which in its reasonable opinion presents a conflict or potential conflict between Beneficiary and Grantor that would make such separate representation advisable; provided further that if Beneficiary shall have appointed separate counsel pursuant to the foregoing, Grantor shall not be responsible for the expense of additional separate counsel of any Indemnified Party unless in the reasonable opinion of Beneficiary a conflict or potential conflict exists between such Indemnified Party and Beneficiary. So long as Grantor is resisting and defending such action, suit or proceeding as provided above in a prudent and commercially reasonable manner, Beneficiary and the Indemnified Parties shall not be entitled to settle such action, suit or proceeding and claim the benefit of this Section 37 with respect to such action, suit or proceeding and Beneficiary agrees that it will not settle any such action, suit or proceeding without the consent of Grantor; provided, however, that if Beneficiary reasonably determines that Grantor is not diligently defending such action, suit or proceeding in a prudent and commercially reasonable manner as provided above, and has provided Grantor with thirty
(30) days' prior written notice, or shorter period if mandated by the requirements of applicable law, and opportunity to correct such determination, Beneficiary may settle such action, suit or proceeding subject only to Grantor's consent which shall not be unreasonably withheld or delayed, and claim the benefit of this
Section 37 with respect to settlement of such action, suit or proceeding. Any Indemnified Party will give Grantor prompt notice after such Indemnified Party obtains actual knowledge of any potential claim by such Indemnified Party for indemnification hereunder.

          38. Release of Property. (a) If Grantor shall pay or cause to be paid, the principal of and interest on the Note in full at maturity or as permitted in accordance with the terms thereof and all other Indebtedness payable to Beneficiary hereunder by Grantor or secured hereby or by the other Loan Documents and all of the payment Obligations shall have been performed, then this Mortgage and all the other Loan Documents shall be discharged and satisfied or assigned (to Grantor or to any other Person at Grantor's direction and without representation or warranty by, or recourse to, Beneficiary), at Grantor's option, without warranty (except that Beneficiary shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered this Mortgage or the other Loan Documents), at the expense of Grantor upon its written request. Concurrently with such release and satisfaction or assignment of this Mortgage and all the other Loan Documents, Beneficiary will return to Grantor the Note and all insurance policies relating to the Trust Estate which may be held by Beneficiary, any amounts held in escrow pursuant to this Mortgage or the Cash Collateral Agreement, if applicable, or otherwise, and any part of the Trust Estate or other Collateral that may be in its possession and, on the written request and at the expense of Grantor, will execute and deliver such instruments of conveyance, assignment and release (including appropriate UCC-3 termination statements) prepared by Grantor and as may reasonably be requested by Grantor to evidence such release and satisfaction, or assignment, and any such instrument, when duly executed by Beneficiary and, if appropriate, duly recorded by Grantor in the places where this Mortgage and each other Loan Document is recorded, shall conclusively evidence the release and satisfaction or assignment of this Mortgage and the other Loan Documents.

               (b) Grantor shall be entitled to release one (1) of the Specified Properties identified in Pool A and four (4) of the Specified Properties identified in Pool B listed on Schedule 5 attached hereto (collectively, the "Specified Properties") from the Lien of this Mortgage, from and after October 4, 1999 in connection with a delivery of a Minimum Release Price (provided that all of the conditions set forth below have been satisfied. The release of any of the Specified Properties shall be subject to the satisfaction of the following conditions:

     (i) Beneficiary shall have received from Grantor at least sixty (60) days' prior written notice of the date proposed for such release (the "Release Date"), which Release Date shall be a Payment Date (as defined in the Note);

     (ii) No Event of Default shall have occurred and be continuing as of the date of such notice and the Release Date;

     (iii)Grantor shall pay to Beneficiary on the Release Date a Minimum Release Price;

     (iv)Grantor shall have delivered to Beneficiary an Officer's Certificate, dated the Release Date, confirming the matters referred to in clause (ii) above, certifying that the provisions of clause (iii) above have been complied with and certifying that all conditions precedent for such release contained in this Mortgage have been complied with;

     (v) Grantor, at its sole cost and expense, shall have delivered to Beneficiary, one or more endorsements to the mortgagee policy of title insurance delivered to Beneficiary on the date hereof in connection with this Mortgage insuring that, after giving effect to such release, (x) the Liens created hereby and insured thereunder are first priority Liens on the respective remaining Properties subject only to the Permitted Encumbrances applicable to the remaining Properties and (y) that such policy is in full force and effect and unaffected by such release;

     (vi) After giving effect to such proposed release, the Debt
Service Coverage Ratio would be equal to the greater of 1.28:1 and the Debt Service Coverage Ratio with respect to the twelve
(12) month period immediately preceding the release;

     (vii) Grantor, at its sole cost and expense, shall have delivered to Beneficiary, (i) evidence showing that the fair market value of the Properties that will remain subject to the lien of this Mortgage as of the date of the proposed release shall not be less than the fair market value of such Properties as of the date of this Mortgage (as evidenced by appraisals prepared by Independent Appraisers selected by Beneficiary) or
(ii) an Opinion of (Tax) Counsel to the effect that the contemplated release would not materially adversely affect the federal income tax status of the REMIC acceptable to Lender in its sole discretion;

     (viii) Beneficiary and the Rating Agencies shall have received from Grantor with respect to the matters referred to in clause (vi), (x) statements of the Net Operating Income and Debt Service (both on a consolidated basis and separately for the applicable Property(ies) to be released) for the applicable measuring period, and (y) based on the foregoing statements of Net Operating Income and Debt Service, calculations of the Debt Service Coverage Ratio both with and without giving effect to the proposed release, and (z) calculations of the ratios referred to in such clause (vi), accompanied by an Officers' Certificate stating that such statements, calculations and information are true, correct, and complete in all material respects.

               Upon or after the delivery of the Release Price in accordance with Section 38(b)(iii) hereof, Beneficiary shall effectuate the following (hereinafter referred to as a "Property Release"): the security interest of Beneficiary in this Mortgage and other Loan Documents relating to the released Property shall be released from the Lien of this Mortgage and Beneficiary will execute and deliver any agreements reasonably requested by Grantor to release and terminate or reassign, at Grantor's option, this Mortgage as to the released Property; provided, that such release and termination or reassignment shall be without recourse to Beneficiary (except as contemplated hereby) and without any representation or warranty except that Beneficiary shall be deemed to have represented that such release and termination or reassignment has been duly authorized and that it has not assigned or encumbered this Mortgage or the other Loan Documents relating to the released Property (except as contemplated hereby) and Beneficiary shall return the originals of any Loan Documents that relate solely to the released Property to Grantor; provided, further, that upon the release and termination or reassignment of Beneficiary's security interest in this Mortgage relating to the released Property all references herein to this Mortgage relating to the released Property shall be deemed deleted, except as otherwise provided herein with respect to indemnities.

          39. Rating Agency Monitoring. Until the Obligations are paid in full, Grantor shall provide the Rating Agencies with all financial reports required hereunder and such other information as it shall reasonably request, including copies of any notices delivered to and received from Beneficiary hereunder, to enable it to continuously monitor the creditworthiness of Grantor and to permit an annual surveillance of the implied credit rating of certain securities secured by a pledge of the Note and shall pay all Rating Agencies monitoring fees.

          40.  Environmental Matters.

          (a) Representations. Grantor hereby represents and warrants that except as set forth in the reports listed on Exhibit D hereto (the "Environmental Reports"), (i) Grantor has not engaged in or knowingly permitted any operations or activities upon, or any use or occupancy of any Property, or any portion thereof, for the purpose of or in any way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances on, under, in or about the Property, or transported any Hazardous Substances to, from or across the Property, except in all cases in material compliance with Environmental Requirements and only in the course of legitimate business operations at the Property; (ii) to Grantor's knowledge, no tenant, occupant or user of any Property, nor any other person, has during Grantor's ownership of such Property, engaged in or permitted any operations or activities upon, or any use or occupancy of the Property, or any portion thereof, for the purpose of or in any material way involving the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Substances on, in or about the Property, or transported any Hazardous Substances to, from or across the Property, except in all cases in material compliance with Environmental Requirements and only in the course of legitimate business operations at the Property; (iii) to Grantor's knowledge, no Hazardous Substances are presently constructed, deposited, stored, or otherwise located on, under, in or about any Property except in material compliance with Environmental Requirements; (iv) to Grantor's knowledge, no Hazardous Substances have migrated from any Property upon or beneath other properties which would reasonably be expected to result in material liability for Grantor; and (v) to Grantor's knowledge, no Hazardous Substances have migrated or threaten to migrate from other properties upon, about or beneath any Property which would reasonably be expected to result in material liability for Grantor.

     (b)  Covenants.  Subject to Grantor's right to contest under
Section 7(c) hereof, Grantor covenants and agrees with Beneficiary that it shall comply with all Environmental Laws. If at any time during the continuance of the Lien of this Mortgage, a Governmental Authority having jurisdiction over the Trust Estate requires remedial action to correct the presence of Hazardous Materials in, around, or under any Property (an "Environmental Event"), Grantor shall deliver prompt notice of the occurrence of such Environmental Event to Beneficiary.
Within (30) thirty days after Grantor has knowledge of the occurrence of an Environmental Event, Grantor shall deliver to Beneficiary an Officer's Certificate (an "Environmental Certificate") explaining the Environmental Event in reasonable detail and setting forth the proposed remedial action, if any.

          (c) Environmental Indemnification. Grantor shall protect, indemnify, save, defend, and hold harmless Beneficiary and all officers, directors, stockholders, partners, employees, agents, successors and assigns thereof (collectively, the "Indemnified Environmental Parties") from and against any and all liability, loss, damage, actions, causes of action, costs or expenses whatsoever (including reasonable attorneys' fees and expenses) and any and all claims, suits and judgments which any Indemnified Environmental Party may suffer, as a result of or with respect to: (a) any Environmental Claim relating to or arising from such Property; (b) the violation of any Environmental Law in connection with such Property; (c) any release, spill, or the presence of any Hazardous Substances affecting such Property; and (d) the presence at, in, on or under, or the release, escape, seepage, leakage, discharge or migration at or from, such Property of any Hazardous Substances, whether or not such condition was known or unknown to Grantor provided that, in each case, Grantor may be relieved of its obligation under this subsection if any of the matters referred to in clauses (a) through (d) above did not occur (but need not have been discovered) prior to (1) the foreclosure of this Mortgage with respect to such Property, (2) the delivery by Grantor to Beneficiary of a deed-in-lieu of foreclosure with respect to such property, or (3) Beneficiary's taking possession and control of such Property after the occurrence of an Event of Default hereunder and such obligation is a result of the acts or omissions of any Indemnified Party. If any such action or other proceeding shall be brought against Beneficiary, upon written notice from Grantor to Beneficiary (given reasonably promptly following Beneficiary's notice to Grantor of such action or proceeding), Grantor shall be entitled to assume the defense thereof, at Grantor's expense, with counsel reasonably acceptable to Beneficiary; provided, however, Beneficiary may, at its own expense, retain separate counsel to participate in such defense, but such participation shall not be deemed to give Beneficiary a right to control such defense, which right Grantor expressly retains. Notwithstanding the foregoing, each Indemnified Environmental Party shall have the right to employ separate counsel at Grantor's expense if, in the reasonable opinion of legal counsel, a conflict or potential conflict exists between the Indemnified Environmental Party and Grantor that would make such separate representation advisable.

          41. Recourse Nature of Certain Indemnifications. Notwithstanding anything to the contrary provided in this Mortgage or in any other Loan Document, the indemnification provided in Section 40(c) hereof shall be fully recourse to Grantor (but not to (i) any Affiliate of Grantor, (ii) any Person owning directly or indirectly, any legal or beneficial interest in Grantor or any Affiliate of Grantor, or (iii) any partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, Affiliate or director of Grantor or of any Persons described in clauses (i) through (ii) above) and shall be independent of, and shall survive, the discharge of the Indebtedness, the release of the Lien created under this Mortgage, and/or the conveyance of title to any Property to Beneficiary or any purchaser or designee in connection with a foreclosure of this Mortgage or conveyance in lieu of foreclosure.

          42. Counterparts. This Mortgage may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

          43. Merger, Conversion, Consolidation or Succession to Business of Beneficiary. Any corporation into which Beneficiary may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which Beneficiary shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of Beneficiary, shall be the successor of Beneficiary hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Beneficiary shall provide the Rating Agencies with written notice of any merger or conversion to be undertaken pursuant to this Section 43 no less than 30 days prior to such merger or conversion.

          44. No Endorsement. Beneficiary shall not become or be considered to be an endorser, co-maker or co-obligor on any Note or on any obligation of Grantor secured by this Mortgage or otherwise.

          45.  Intentionally omitted.

          46.  Intentionally omitted.

          47.  Intentionally omitted.

          48. Reserves. (a) On the Closing Date, a portion of the Loan in the amount of Five Hundred Fifty Six Thousand Twenty Nine Dollars ($556,029) will be deposited into the Deferred Maintenance Reserve Account (as defined in the Cash Collateral Agreement) held by the Agent (as defined in the Cash Collateral Agreement) for Beneficiary. Such funds, together with all investment income earned thereon, are referred to herein as the "Deferred Maintenance Amounts." Within five (5) Business Days after receipt of an Officer's Certificate stating that certain deferred maintenance items set forth on Schedule 6 have been substantially completed, and, upon an inspection of the remediation work at the discretion of Beneficiary, provided that no Event of Default shall have occurred and be continuing, Beneficiary will instruct Agent to disburse funds from the Deferred Maintenance Reserve Account to pay specified contractors in accordance with invoices approved by Beneficiary or to reimburse Grantor for funds disbursed by Grantor for the remediation of the deferred maintenance. Upon full disbursement to Grantor of all Deferred Maintenance Amounts, the Deferred Maintenance Reserve Account shall be closed by Beneficiary.

          (b) On the Closing Date, a portion of the Loan in the amount of $29,144.04 will be deposited into the Capital Expenditure Reserve Account (as defined in the Cash Collateral Agreement) held by Agent for Beneficiary. Grantor shall deposit into the Capital Expenditure Reserve Account an annual amount, payable in monthly installments, equal to $0.15 per square foot for each Property (the "Capital Expenditure Reserve Amount"), in an initial aggregate amount as set forth on Schedule 7 hereto. Portions of the Capital Expenditure Reserve Account shall be disbursed by Agent to Grantor pursuant to instructions from Beneficiary, provided no Event of Default shall have occurred and be continuing, upon delivery by Grantor to Beneficiary of an Officer's Certificate stating that Grantor has incurred costs associated with capital expenditures pursuant to invoices attached thereto, other than those set forth on Schedule 6, and upon approval and inspection of Work deemed material by Beneficiary. Within five (5) Business Days of receipt of such certification, Beneficiary shall instruct Agent to disburse to Grantor an amount equal to that requested by Grantor.

           (c) On the Closing Date, a portion of the Loan in the amount of $3,000,000 will be deposited into the Environmental Reserve Account (as defined in the Cash Collateral Agreement) and held by the Agent (as defined in the Cash Collateral Agreement) for Beneficiary. Within five (5) Business Days after receipt of an Officer's Certificate stating that certain environmental remediation work set forth on Schedule 8 has been substantially completed, provided that no Event of Default shall have occurred and be continuing, Beneficiary will instruct Agent to disburse funds from the Environmental Reserve Account to reimburse Grantor for the environmental remediation. Upon such disbursement to Grantor, the Environmental Reserve Account shall be closed by Beneficiary.

          49. Substitute or Successor Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by Beneficiary. In case of death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed and acknowledged by Beneficiary and, if required by applicable law to provide constructive notice, recorded in the county or counties where the Properties are located, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full or until the Properties are sold hereunder. In the event the indebtedness secured hereby is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Beneficiary or by the holder or holders of not less than a majority of the indebtedness secured hereby shall be full evidence of the right and authority to make the same and of all facts therein recited. If Beneficiary is a corporation or a nationally chartered bank and such appointment is executed in its behalf by an officer of such corporation or nationally chartered bank, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Properties shall vest in the named successor or substitute trustee and he shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Beneficiary or of the successor or substitute trustee, Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute trustee all of the estate and title in the Properties of Trustee so ceasing to act, together with all rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver any of the properties and monies held by said Trustee hereunder to said successor or substitute trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof.

          50. Liability of Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from all other monies, and Trustee shall be under no liability for interest on any monies received by him hereunder. Grantor will reimburse Trustee for, and indemnify and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties hereunder.

          51.  Beneficiary and Trustee.

          (a) The Trustees accept the trusts hereby created and agree to perform the duties herein required of them upon the terms and conditions hereof.

          The duties and obligations of the Trustees in respect of this Mortgage shall be as set forth in this Section 51.

               (i) Except upon the occurrence and during the continuance of an Event of Default actually known to Beneficiary:

               (A) The Trustees shall undertake to perform such duties and obligations and only such duties and obligations as are specifically set forth in this Mortgage and the other Loan Documents or as otherwise directed by a letter of direction from Beneficiary, and no implied covenants or obligations shall be read into this Mortgage or the other Loan Documents against the Trustees; and

               (B) In the absence of bad faith, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustees and conforming to the requirements of this Mortgage and the other Loan Documents; but in the case of any such certificates or opinions which by any provision hereof or thereof are specifically required to be furnished to Beneficiary, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Mortgage and the other Loan Documents.

               (ii) In case an Event of Default known to Beneficiary has occurred and is continuing, the Trustees shall exercise the rights and powers vested in the Trustees by this Mortgage and the other Loan Documents, with reasonable care.

               (iii)  No provision of this Mortgage shall be
construed to relieve the Trustees from liability for their own negligence or willful misconduct, except that:

               (A) Section 51(a) hereof shall not be construed to limit the effect of Section 51(b) hereof;

               (B) The Trustees shall not be liable for any error of judgment made in good faith by an officer of the Trustees, unless it shall be proved that the Trustees were negligent in ascertaining the pertinent facts; and

               (C) The Trustees shall not be liable with respect to any action taken or omitted to be taken in good faith in accordance with the direction of Beneficiary relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Mortgage.

               (iv) Whether or not therein expressly so provided, every provision of this Mortgage relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section
51(b).

               (v) No provision of this Mortgage shall require the Trustees to expend or risk their own funds or otherwise incur any personal financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them.

               (b)  At any time or times for the purpose of
meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located, Beneficiary shall have the power to appoint and, upon the written request of Beneficiary, Grantor shall for such purpose join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint one or more Persons reasonably approved by Beneficiary to act as trustee pursuant to this Mortgage in such jurisdiction for such portion of the Trust Estate located in such jurisdiction (the "Jurisdictional Trustee") with such powers as are provided in the instrument of appointment which shall expressly designate the Property affected and the capacity of the appointee as a Jurisdictional Trustee, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary alone shall make such appointment.
Should any written instrument from Grantor be reasonably required by any Jurisdictional Trustee so appointed for more fully confirming to such Jurisdictional Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Grantor.

               (i) Every Jurisdictional Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the terms set forth in Section 51(b)(iii) hereof.

               (ii) As of the date hereof First American Title, or any agency thereof, is hereby appointed Jurisdictional Trustee for the States of California, Oregon, Nevada and Tennessee.

               (iii) To the extent permitted by law, but to such extent only, the Jurisdictional Trustee is appointed herein subject to the following terms, namely:

               (A) Subject to the terms hereof and to the extent permitted by law, all rights, powers, duties and obligations under this Mortgage granted to or imposed upon Beneficiary and the Jurisdictional Trustee shall be exercised solely by Beneficiary.

               (B) The rights, powers, duties and obligations hereby conferred or imposed upon Beneficiary and the Jurisdictional Trustee in respect of any Property covered by such appointment shall be exercised or performed by Beneficiary separately, or at the election of Beneficiary by Beneficiary and the Jurisdictional Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by Beneficiary and/or the Jurisdictional Trustee, Beneficiary shall be incompetent or unqualified to perform such act or (ii) Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Jurisdictional Trustee at the written direction of Beneficiary.

               (C) Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Jurisdictional Trustee. Upon the written request of Beneficiary, Grantor shall join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to effectuate such resignation or removal. A successor to the Jurisdictional Trustee so resigned or removed may be appointed in the manner provided in this Section 51.

               (D)  Upon the resignation or removal of any
Jurisdictional Trustee, Beneficiary shall have the power to appoint and, upon the written request of Beneficiary, Grantor shall, for such purpose, join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint one or more Persons reasonably approved by Beneficiary to act as successor Jurisdictional Trustee together with Beneficiary of all or any part of the Trust Estate so designated, with such power as provided for in this Section 51, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary acting alone shall make such appointment. Should any written instrument from Grantor be required by any successor Jurisdictional Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Grantor.

               (E) No Jurisdictional Trustee hereunder shall be personally liable by reason of any act or omission of Beneficiary or any other trustee hereunder and Beneficiary shall not be personally liable by reason of any act or omission of the Jurisdictional Trustee; neither shall knowledge of Beneficiary be imputed to the Jurisdictional Trustee nor shall knowledge of the Jurisdictional Trustee be imputed to Beneficiary.

               (F) Any notice delivered to Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Jurisdictional Trustee.

               (G) Any obligation of Grantor to file or give notices, reports or information to Beneficiary hereunder shall be satisfied by the delivery thereof to Beneficiary.

               (H) Any successor to the Jurisdictional Trustee (herein, called the "Successor Jurisdictional Trustee") shall execute, acknowledge and deliver to its predecessor (herein called the "Predecessor Jurisdictional Trustee"), Beneficiary and Grantor, an instrument accepting such appointment. Thereupon, the Successor Jurisdictional Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Jurisdictional Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Jurisdictional Trustee. At the written request of Grantor, Beneficiary or the Successor Jurisdictional Trustee, the Predecessor Jurisdictional Trustee shall execute and deliver an instrument, in recordable form, transferring to the Successor Jurisdictional Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign transfer, deliver and pay over to the Successor Jurisdictional Trustee, any property and money subject to the Lien hereof held by it. If any written instrument from Grantor or Beneficiary be required by the Successor Jurisdictional Trustee for more fully and certainly vesting in and confirming to the Successor Jurisdictional Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Jurisdictional Trustee, all such instruments shall be made, executed, acknowledged and delivered by Grantor or Beneficiary to the Successor Jurisdictional Trustee.

               (c)  Grantor covenants and agrees:

               (i) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder;

               (ii) to reimburse each of Beneficiary (subject to Section 18) and the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by it or them in accordance with any provision of this Mortgage (including reasonable compensation, expenses and disbursements of agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (iii) to indemnify the Trustees for, and to hold each harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the enforcement of remedies hereunder including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of the powers or duties hereunder or thereunder (except any liability incurred by Trustee and the Jurisdictional Trustee with negligence, willful misconduct or bad faith on its or their part).

The obligations of Grantor under this Section 51(c) to compensate or indemnify the Trustees and to pay or reimburse the Trustees for expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Mortgage. When the Trustees or Beneficiary incur expenses or render services after an occurrence of an Event of Default hereunder, the expenses and compensation for services are intended to constitute expenses of administration under any bankruptcy law.

               (d) To the extent permitted by law, but to such extent only, the Individual Trustee is appointed herein by Beneficiary subject to the following terms, namely:

               (i) Subject to the terms hereof and to the extent permitted by law, all the rights, powers, duties and obligations under this Mortgage granted to or imposed upon the Individual Trustee shall be exercised solely by Beneficiary except as herein provided.

               (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Individual Trustee in respect of any property covered by such appointment shall be exercised or performed by Beneficiary separately, or at the election of Beneficiary by Beneficiary and the Individual Trustee jointly, except to the extent that (i) under any law of any jurisdiction in which any particular act is to be performed by the Individual Trustee, Beneficiary shall be incompetent or unqualified to perform such act or (ii) Beneficiary shall deem it inconvenient or undesirable to perform such act, then in any such event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee at the written direction of Beneficiary.

               (iii) Beneficiary at any time, by an instrument in writing executed by it, may accept the resignation of or remove any Individual Trustee. Upon the written request of Beneficiary, Grantor shall join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to effectuate such resignation or removal. A successor to the Individual Trustee so resigned or removed may be appointed in the manner provided in this Section 51.

               (iv) Upon the death, resignation or removal of any Individual Trustee, Beneficiary shall have power to appoint and, upon the written request of Beneficiary, Grantor shall, for such purpose, join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint, one or more persons approved by Beneficiary to act as Successor Individual Trustee together with Beneficiary of all or any part of the Trust Estate, with such powers as provided for in this Section 51, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such appointment, within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary acting alone shall make such appointment.

               (v) Should any written instrument from Grantor be reasonably required by any successor Individual Trustee so appointed for more fully confirming to such trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by Grantor.

               (vi) No Individual Trustee hereunder shall be personally liable by reason of any act or omission of Beneficiary or any other Trustee hereunder and Beneficiary shall not be personally liable by reason of any act or omission of the Individual Trustee; neither shall knowledge of Beneficiary be imputed to the Individual Trustee nor shall knowledge of the Individual Trustee be imputed to Beneficiary.

               (vii) Any notice delivered to Beneficiary shall be deemed to have been sufficiently delivered without any delivery to the Individual Trustee.

               (viii) Any obligation of Grantor to file or give notices, reports or information to the Trustees hereunder shall be satisfied by the delivery thereof to Beneficiary.

          Any successor to the Individual Trustee (herein, in this subsection called the "Successor Individual Trustee") shall execute, acknowledge and deliver to his predecessor (herein, in this subsection, called the "Predecessor Individual Trustee"), Beneficiary and Grantor, an instrument accepting such appointment. Thereupon, the Successor Individual Trustee shall, without any further act, deed or conveyance, become vested with the estates, properties, rights, powers, duties and trusts of the Predecessor Individual Trustee in the trusts created by this Mortgage, with the same effect as if originally named as Individual Trustee. At the written request of Grantor, Beneficiary or the Successor Individual Trustee, the Predecessor Individual Trustee shall execute and deliver an instrument transferring to the Successor Individual Trustee, upon the trusts herein expressed, the Trust Estate and shall duly assign, transfer, deliver and pay over to the Successor Individual Trustee, any property and money subject to the Lien hereof held by him. If any written instrument from Grantor or Beneficiary be reasonably required by the Successor Individual Trustee for more fully and certainly vesting in and confirming to the Successor Individual Trustee such estates, properties, rights, powers and trusts, then, at the request of the Successor Individual Trustee, all such instruments shall be made, executed, acknowledged and delivered by Grantor or Beneficiary to the Successor Individual Trustee.

               (e) At any time or times, (i) for the purpose of meeting the Legal Requirements of any jurisdiction in which any part of a Trust Estate may at the time be located or (ii) if Beneficiary deems it to be necessary or desirable for the protection of its interests, Beneficiary shall have the power to appoint, and upon written request of Beneficiary, Grantor shall for such purpose join with Beneficiary in the execution, delivery and performance of all instruments and agreements reasonably necessary or proper to appoint, one or more Persons approved by Beneficiary either to act as co-trustee, jointly with Beneficiary, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or separate trustee, and to vest in such person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 51. If Grantor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, Beneficiary alone shall make such appointment.

          Should any written instrument from Grantor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, by request, be executed, acknowledged and delivered by Grantor.

          Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the same terms as hereinabove set forth for the Individual Trustee.

          (f)  Grantor and Beneficiary intend that the
relationship created under this Mortgage be solely that of mortgagor and mortgagee. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between Grantor and Beneficiary.

          52. As to Property in Alabama. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate as is located in the State of Alabama (the "Alabama Property"):

          (a) This Mortgage is intended to be a Financing Statement within the purview of Alabama Uniform Commercial Code with respect to the personal property described herein. The addresses of the Mortgagor (Debtor) and the Beneficiary (Secured Party) are set forth below. This Mortgage is to be filed of record in the Offices of the Judges of Probate of the Counties where the mortgaged property is located.

Name of Debtor/Mortgagor                Address

Mark M.P.N.M., Limited Partnership      c/o Mark Centers Trust
                                        600 Third Avenue
                                        P.O. Box 1679
                                        Kingston, Pennsylvania
                                        18704


Name of Secured Party/Beneficiary

Secore Financial Corporation            12510 Prosperity Drive
                                        Suite 270
                                        Silver Spring, Maryland
                                        20904

          (b) This Mortgage shall constitute a Security Agreement within the meaning of the Alabama Uniform Commercial Code with respect to (i) any and all sums at any time on deposit for the benefit of the Secured Party/Beneficiary or held by the Secured Party/Beneficiary (whether deposited by or on behalf of the Debtor/Mortgagor or anyone else) pursuant to any of the provisions of the Mortgage and (ii) with respect to any personal property included in the Granting Clauses of this Mortgage, and all replacements of such personal property, and the proceeds thereof. Upon default, without limitation of any other remedies, the Secured Party/Beneficiary shall have the remedies of a secured party under the Alabama Uniform Commercial Code and those remedies described in paragraph (h) of Section 20 hereof. The Debtor/Mortgagor hereby authorizes the Secured Party/Beneficiary to execute, deliver, file or refile as Secured Party without joinder of the Debtor/Mortgagor, any Financing Statement, Continuation Statement or other instruments the Secured Party/Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Alabama Uniform Commercial Code.

          (c) This Mortgage shall be deemed to be and shall be construed as a mortgage as well as a Security Agreement and assignment of leases, rents and revenues. With respect to the Alabama Property, the term Grantor herein shall be deemed a mortgagor and a debtor and the term Beneficiary shall be deemed a mortgagee and a secured party. The Trustee shall have no capacity and shall be disregarded. All references to "Trustee" shall be deemed to refer to the "Mortgagee" to the extent not inconsistent with interpreting this instrument as a real estate mortgage. Each of the remedies set forth herein, including without limitation, the remedies involving a power of sale or power of attorney with respect to the Alabama Property and the right of Beneficiary to execute self-help in connection with the enforcement of the terms of this Mortgage shall be exercisable if and to the extent permitted by the laws of the State of Alabama in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

          (d) Sections 49, 50 and 51 hereof are deleted in their entirety as to the Alabama Property, and all references to "Jurisdictional Trustee", "Individual Trustee", "Successor Trustee", "Co-Trustee" and "Separate Trustee" in this Mortgage are deleted in their entirety as to the Alabama Property. It is the intention of the parties that this Mortgage shall be a mortgage and not a deed of trust with respect to the Alabama Property and that the Beneficiary shall have all of the rights and remedies that a mortgagee would have under the law or in equity in addition to those granted herein to the above-identified trustee.

          (e) Foreclosure. If an Event of Default shall have occurred and be continuing, Beneficiary/Mortgagee may, in additional to other rights it has under Section 20 hereof, sell the Trust Estate to the highest bidder at public auction in front of the courthouse door in the county or counties, as may be required, where the Trust Estate is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale, together with a description of the property to be sold, by publication once a week for three (3) successive weeks prior to said sale in some newspaper published in said county or counties, as may be required, and, upon payment of the purchase money, Beneficiary/Mortgagee or any person conducting the sale for Beneficiary/Mortgagee is authorized to execute to the purchaser at said sale a deed to the Trust Estate so purchased. Beneficiary/Mortgagee may bid at said sale and purchase the Trust Estate, or any part thereof, if the highest bidder therefor. At the foreclosure sale the Trust Estate may be offered for sale and sold as a whole without first offering it in any other manner or may be offered for sale and sold in any other manner as Beneficiary/Mortgagee may elect.

          (f) The proceeds of any foreclosure sale pursuant to Paragraph (e) of Section 52 shall be applied as follows:

     (i) First, to the expenses of making the sale, including a reasonable attorneys' fee for such services as may be necessary in the collection of the indebtedness secured by this Mortgage or the foreclosure of this Mortgage;

     (ii) Second, to the repayment of any money, with interest thereon, which Beneficiary/Mortgagee may have paid, or become liable to pay, or which it may then be necessary to pay for taxes, insurance, assessments or other charges, liens, or debts as hereinabove provided, and as may be provided in the Loan Documents;

     (iii) Third, to the payment and satisfaction of the Indebtedness (including but not limited to the Loan secured hereby with interest to date of sale, whether or not all of such indebtedness be then due);

     (iv) Fourth, the balance, if any, shall be paid to the party or parties appearing of record to be the owner of the Trust Estate at the time of the sale, after deducting any expense of ascertaining who is such owner, or as may otherwise be provided by law.

     (g) Beneficiary/Mortgagee's Option on Foreclosure. At the option of the Beneficiary/Mortgagee, this Mortgage may be foreclosed as provided by law or in equity, in which event a reasonable attorneys' fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale. In the event Beneficiary/Mortgagee exercises its option to foreclose this Mortgage in equity, Beneficiary/Mortgagee may, at its option, foreclose this Mortgage subject to the rights of any tenants of the Trust Estate, and the failure to make any such tenants parties defendants to any such foreclosure proceeding and to foreclose their rights will not be, nor be asserted to be by the Beneficiary/Mortgagee, a defense to any proceedings instituted by the Beneficiary/Mortgagee to collect the sums secured hereby, or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate.

     (h) The Indebtedness secured by this Mortgage matures on November 1, 2021.

          53. As to Property in Florida. Notwithstanding anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate as is located in the State of Florida (the "Florida Property").

               (a) The reference, in Section E of the Granting Clauses, to the Uniform Commercial Code shall be deemed to refer to Florida Statutes Section 679.313 and Section 679.402, as amended, respectively. This Mortgage is intended to be a Financing Statement within the purview of Florida Statute Section
679.402 with respect to the personal property described herein. The addresses of the Mortgagor (Debtor) and the Beneficiary (Secured Party) are herein set forth. This Mortgage is to be filed of record with the Clerk of the Circuit Court of the County or Counties where the mortgaged property is located.

               (b) This Mortgage shall constitute a Security Agreement within the meaning of the Florida Uniform Commercial Code with respect to (i) any and all sums at any time on deposit for the benefit of the Beneficiary or held by the Beneficiary (whether deposited by or on behalf of the Mortgagor or anyone else) pursuant to any of the provisions of the Mortgage and (ii) with respect to any personal property included in the Granting Clauses of this Mortgage, and all replacements of such personal property, and the proceeds thereof. Upon default, without limitation of any other remedies, the Beneficiary shall have the remedies of a Secured Party under the Florida Uniform Commercial Code. The Debtor/Mortgagor hereby authorizes the Secured Party/Beneficiary to execute, deliver, file or refile as Secured Party without joinder of the Borrower, any Financing Statement, Continuation Statement or other instruments the Beneficiary may reasonably require from time to time to perfect or renew such security interest under the Uniform Commercial Code.

               (c) This Mortgage shall be deemed to be and shall be construed as a Mortgage as well as a Security Agreement and Collateral Assignment of leases, Rents and Revenues. Each of the remedies set forth herein, including without limitation the remedies involving a power of sale or power of attorney with respect to the Florida Property and the right of Beneficiary to exercise self-help in connection with the enforcement of the terms of this Mortgage shall be exercisable if and to the extent permitted by the laws of the State of Florida in force at the time of the exercise of such remedies without regard to the enforceability of such remedies at the time of the execution and delivery of this Mortgage.

               (d) Sections 49, 50 and 51 are deleted in their entirety as to the Florida Property, and all reference to "Jurisdictional Trustee", "Individual Trustee", "Successor Trustee", "Co-Trustee" and "Separate Trustee" in this Mortgage are deleted in their entirety as to the Florida Property. It is the intention of the parties that this mortgage shall be a mortgage and not a deed of trust with respect to the Florida Property and that the Beneficiary shall have all of the rights and remedies respectively granted herein to the above-identified trustee.

               (e) In any suit to foreclose the lien of this Mortgage there shall be allowed and included as additional indebtedness hereby secured in the final judgment decree all expenditures and expenses which may be paid or incurred by or on behalf of the Beneficiary for attorneys' and paralegals' fees, appraisers' fees, outlays for documentary and expert evidence, stenographer charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree) of procuring all title searches and examinations and policies, and similar date and assurance with respect to title as Beneficiary amy deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true condition of the title to or the value of the mortgaged property.

               (f) The definition of Environmental Laws in this Mortgage shall, with respect to the Florida Property, be deemed to include the Florida Pollutant Spill prevention and Control Act, Chapter 376. Florida Statutes, and the Florida Air and Water Pollution Control Act, Chapter 403, part I of the Florida Statutes, together with any and all other environmental laws in effect from time to time in the State of Florida, as the same may be hereafter amended or modified.

               (g) The indebtedness secured by this Mortgage matures on November 1, 2021.

               (h) Maximum Principal Indebtedness. The amount of principal indebtedness this Mortgage secures against Property located in the State of Florida and, for purposes of the Tax Law of the State of Florida (relating to taxation of mortgages), the maximum amount of the principal amount of the principal indebtedness secured by this Mortgage, or which by any contingency may be secured by this Mortgage, and for which this Mortgage may be foreclosed or otherwise enforced against the Property located in the State of Florida, is the $1,551,800 principal amount of this Mortgage.

          54.  As to Property in Georgia.    With respect to such
of the Mortgaged Property as is located in the State of Georgia
(the "Georgia Property"):

               (a) The Mortgagor hereby does grant, bargain, sell, assign and convey unto the Beneficiary and the successors, successors-in-title and assigns of the Beneficiary, to have and to hold subject to the Permitted Encumbrances. With respect to the Georgia Property, this instrument is intended to operate and to be construed as a deed passing fee simple or leasehold title to the Georgia Property to the Beneficiary, as well as an assignment of leases and rents and security agreement, and not as a mortgage and is made under those provisions of the existing laws of the State of Georgia related to deeds to secure debt.

               Should the Obligations be paid according to the tenor and effect thereof when the same shall become due and payable, and should the Mortgagor perform all covenants herein contained in a timely manner, then this Mortgage shall be cancelled and surrendered.

               (b) Section E of the Granting Clauses is hereby amended to add the following at the end of such Section:

               Upon request by the Beneficiary, at any time and from time to time, a financing statement or statements reciting this Mortgage to be a security agreement affecting all of such property shall be executed by the Mortgagor and the Beneficiary and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement contained in this Mortgage shall be (i) as prescribed herein, or
(ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at the Beneficiary's sole election except as limited by applicable law.
 The Mortgagor and the Beneficiary agree that the filing of any such financing statement or statements in the records normally having to do with personal property shall not in any way affect the agreement of the Mortgagor and the Beneficiary that the personal property used in connection with the production of income form the Trust Estate or adapted for use therein or which is described or reflected in this Mortgage, is, and at all times for all purposes and in all proceedings, both legal or equitable, shall be regarded as part of the real estate conveyed hereby regardless of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in an exhibit to this Mortgage, or (iii) any such item is referred to or reflected in any such financing statement or statements so filed at any time; provided, however, the aforegoing shall not be construed in conflict with the laws of Georgia defining and regulating personal vs. real property, all of which such laws shall control. Similarly, the mention in any such financing statement or statements of the rights in and to
(i) the proceeds of any fire and/or hazard insurance policy, or
(ii) any award in eminent domain proceedings for a taking or for loss of value, or (iii) the Mortgagor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Mortgaged Property, whether pursuant to the lease or otherwise, shall not in any way alter any of the rights of the Beneficiary as determined by this Mortgage or affect the priority of the Beneficiary's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement or statements is solely for the protection of the Beneficiary in the event any court shall at any time hold with respect to the foregoing clauses (i), (ii) or (iii) of this sentence, that notice of the Beneficiary's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

               (c)  Section 20 is hereby amended to add the
following at the end of Subsection 20(c):

In the event of (i) above, with respect to the Georgia Property, the Beneficiary, at its option, may sell the Georgia Property or any part of the Georgia Property at public sale or sales before the door of the courthouse of the county in which the Georgia Property or the subject portion of the Georgia Property is situated to the highest bidder for cash, in order to pay the Indebtedness secured hereby and accrued interest thereon and insurance premiums, liens, assessments, taxes and charges, including utility charges, if any, with accrued interest thereon, and all expenses of the sale and of all proceedings in connection therewith, including incurred attorneys' fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, the Beneficiary may execute and deliver to the purchaser a conveyance of the Georgia Property or any part of the Georgia Property in fee simple with full warranties of title and to this end, the Mortgagor hereby constitutes and appoints the Beneficiary the agent and attorney-in-fact of the Mortgagor to make such sale and conveyance, and thereby to divest the Mortgagor of all right, title or equity that the Mortgagor may have in and to the Georgia Property or the subject portion thereof and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon the Mortgagor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all Indebtedness secured hereby. In the event of any such foreclosure sale by the Beneficiary, the Mortgagor shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

               (d) Section 20(b) is hereby amended and restated as follows:
          (i) If an Event of Default shall have occurred and be continuing, the Mortgagor upon demand of the Beneficiary shall forthwith surrender to the Beneficiary the actual possession of the Georgia Property and if, and to the extent, permitted by law, the Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Georgia Property without the appointment of a receiver, or an application therefor, and may exclude the Mortgagor and its agents and employees wholly therefrom, and may have joint access with the Mortgagor to the books, papers and accounts of the Mortgagor.

          (ii) If the Mortgagor shall for any reason fail to surrender or deliver the Georgia Property or any part thereof after such demand by the Beneficiary, the Beneficiary may obtain a judgment or decree conferring upon the Beneficiary the right to immediate possession or requiring the Mortgagor to deliver immediate possession of the Georgia Property to the Beneficiary, to the entry of which judgment or decree the Mortgagor hereby specifically consents. The Mortgagor will pay to the Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to the Beneficiary, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

          (iii) Upon every such entering upon or taking of possession, the Beneficiary may hold, store, use, operate, manage and control the Georgia Property and conduct the business thereof, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Georgia Property insured; (iii) manage and operate the Georgia Property and exercise all the rights and powers of the Mortgagor to the same extent as the Mortgagor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Beneficiary, all as the Beneficiary from time to time may determine to be in its best interest. The Beneficiary may collect and receive all the Rents from the Georgia Property, including those past due as well as those accruing thereafter, and, after deducting (aa) all expenses of taking, holding, managing and operating the Georgia Property (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments and other similar charges as the Beneficiary may at its option pay; (ee) other proper charges upon the Georgia Property or any part thereof; and (ff) the reasonable compensation, expenses and disbursements of the attorneys and agents of the Beneficiary, the Beneficiary shall apply the remainder of the moneys and proceeds so received by the Beneficiary, first to the payment of accrued interest and second to the payment of overdue installments of principal. Anything in this Section 20(b) to the contrary notwithstanding, the Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of the exercise by the Beneficiary of its rights under this Mortgage, and the Beneficiary shall be liable to account only for the Rents actually received by the Beneficiary, except as may be otherwise required under the terms of any presently existing lease.

          (iv) Whenever all that is due upon such interest, deposits and principal installments and under any of the terms, covenants, conditions and agreements of this Mortgage, shall have been paid and all Events of Default made good, the Beneficiary shall surrender possession of the Georgia Property to the Mortgagor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

               (e)  Section 20 is hereby amended to add the
following at the end of Subsection 20(c):

     In the event of (ii) above, the Beneficiary, at its option, is authorized to foreclose this Mortgage subject to the rights of any tenants of the Georgia Property, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by the Mortgagor, a defense to any proceedings instituted by the Beneficiary to collect the Indebtedness.

          55. As to Property in New York. This instrument shall be deemed a mortgage and not a deed of trust and as to property of the Trust Estate located in the State of New York, this investment shall be entitled "Consolidated and Restated Indenture of Mortgage, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits". Beneficiary shall be entitled to all rights and remedies that a mortgagee would have under the law or in equity in addition to all rights and remedies it may have hereunder.

               (a) Consolidation with Existing Mortgage and Maximum Indebtedness Secured. Beneficiary is now the lawful owner and holder of that certain Mortgage, dated June 14, 1996, made by Mark Centers Limited Partnership ("MCLP") and delivered to Firstrust Savings Bank ("Bank") which mortgage was recorded on June 24, 1996, in the County of Rensselaer in Liber 2747, Page 311 ("Original Mortgage"). The Original Mortgage was given to secure payment of up to Two Million Five Hundred Thousand and 00/100 ($2,500,000.00) Dollars of a certain Master Note, dated December 21, 1995, given by MCLP to Bank in the original principal amount of Six Million and 00/100 ($6,000,000.00) Dollars which Master Note was first modified by that certain Note Modification Agreement, dated June 14, 1996, and subsequently modified by a Second Note Modification Agreement, dated September 27, 1996, in which MCLP and the Bank agreed to divide the then existing indebtedness owing from MCLP to the Bank and simultaneously MCLP executed and delivered to the Bank the Restated Troy Note, dated September 27, 1996, and the Bank and MCLP agreed that the Original Mortgage would thereafter secure all of the obligations in the Restated Troy Note. The Original Mortgage and the Restated Troy Note have heretofore been assigned by the Bank to Beneficiary and the obligations contained in the Restated Troy Note have been merged into and become part of the obligations contained in the Note of even date herewith given by Grantor to Beneficiary and Grantor and Beneficiary agree that the Original Mortgage is hereby consolidated with this Mortgage so that together they shall constitute in law, but one mortgage, a single, first fee mortgage upon the Property described in Exhibit A - 3 securing to Beneficiary the repayment of all Obligations. Other than for the lien, conveyance and grant of the Original Mortgage as consolidated herein, the terms, representations, covenants and conditions of the Original Mortgage shall be and hereby are superseded and replaced by the terms, representations, covenants and conditions contained herein and the parties certify that this instrument secures the same indebtedness evidenced and secured by the Original Mortgage and secures no further or other indebtedness.

               The amount of principal indebtedness this Mortgage secures against the Property located in the State of New York and, for purposes of Sections 253, 256 and 260 of the Tax Law of the State of New York (relating to the taxation of mortgages), the maximum amount of the principal indebtedness secured by this Mortgage, or which by any contingency may be secured by this Mortgage, and for which this Mortgage may be foreclosed or otherwise enforced against, the Property located in the State of New York, is the $2,500,000 principal amount of this Mortgage.

               (b)   Lien Law.  (i)  This Mortgage is made
subject to Section 13 of the New York Lien Law and, in compliance with Section 13 of the New York Lien Law, the Mortgagor will receive the loan secured by this Mortgage and the right to receive such advances as a trust fund to be applied first for the purpose of paying any unpaid costs of the Improvements; and the Mortgagor has applied and will apply the same first to the payment of any unpaid costs of the Improvements before using any part of the total of the same for any other purpose.

          (ii) The Mortgagor will indemnify and hold Beneficiary harmless against any loss, liability, cost or expense, including any judgments, attorneys' fees, costs of appeal bonds or printing costs, arising out of or relating to any proceedings instituted by any claimant alleging a violation by the Mortgagor of Article 3-A of the New York Lien Law.

               (c) Real Property Law. (i) Sections 5 and 6 hereof shall be construed according to subdivision 4 of Section 254 of the New York Real Property Law as amended by Chapter 886 of the Laws of 1945 but not as amended by Chapter 830 of the Laws of 1965 or as otherwise thereafter amended.

               (ii) For purposes of Section 291-f of the New York Real Property Law, Tenant and every tenant or subtenant who after the recording of this Mortgage, enters into a Lease upon the premises of any of the Property or who acquires by instrument of assignment or by operation of law a leasehold estate upon the premises located in the State of New York in existence on the date of recording of this Mortgage is hereby notified that the Mortgagor shall not, without obtaining Beneficiary's prior consent in each instance, cancel, abridge or otherwise modify any Leases upon the premises located in the State of New York or accept prepayments for more than thirty (30) days of installments of rent to become due with respect to any Lease thereof having an unexpired term on the date of this Mortgage of five years or more, except as expressly permitted under this Mortgage or the Assignment of Leases, and that any such cancellation, abridgement, modification or prepayment made by any such tenant or subtenant without either being expressly permitted under this Mortgage or receiving Beneficiary's prior consent shall be voidable by Beneficiary at its option.

               (d) RPAPL. If an Event of Default shall occur and be continuing, Beneficiary may elect to sell (and, in the case of any default of any purchaser, resell) any Property or any part of any Property by exercise of the power of foreclosure or of sale granted to Beneficiary by Articles 13 or 14 of the New York Real Property Actions and Proceedings Law (the "RPAPL").
In such case, Beneficiary may commence a civil action to foreclose this Mortgage pursuant to Article 13 of the RPAPL, or it may proceed and sell the Property pursuant to Article 14 of the RPAPL to satisfy the Note and all other amounts secured hereby.

               (e) No Residential Units. This Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate six or fewer residential dwelling units having their own separate cooking facilities.

          56.  As to Property in Pennsylvania.    Notwithstanding
anything to the contrary elsewhere in this Mortgage, as to any property of the Trust Estate located in the Commonwealth of Pennsylvania ("Pennsylvania Property"):

               (a) This instrument is intended to be a realty mortgage and not a deed of trust and shall be enforceable as such. The Grantor shall be deemed a "mortgagor," Beneficiary shall be deemed a "mortgagee" and Trustee shall have no capacity (but shall be disregarded and all references to "Trustee" shall be deemed to refer to the "mortgagee" to the extent not inconsistent with interpreting this instrument as a realty mortgage). Beneficiary as mortgagee shall be entitled to the rights and remedies available to a mortgagee at law or in equity, or under this Mortgage. Sections 49, 50, and 51 hereof are hereby deleted in their entirety as to the Pennsylvania Property. As a realty mortgage, the Mortgagor, as mortgagor, shall convey all Pennsylvania Property ab initio to Beneficiary, as mortgagee.

               (b)  Upon the occurrence and during the
continuation of an Event of Default, Beneficiary may institute any one or more actions of mortgage foreclosure against all or any part of the Pennsylvania Property, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the security herein or elsewhere provided for, as law may allow, and may proceed therein to final judgment and execution for the entire amount of the outstanding Indebtedness. Beneficiary shall have the option to proceed with foreclosure of the lien and security interests evidenced by this Mortgage in satisfaction of the Loan through the courts, all without declaring the Indebtedness due, and provided that if a sale of the Pennsylvania Property is because of default in the payment of part of the Indebtedness, such sale may be made subject to the unmatured part of the Indebtedness; and such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part of the Indebtedness, this Mortgage shall remain in full force and effect just as though no sale had been made.

               (c) FOR THE PURPOSE OF PROCURING POSSESSION OF THE PENNSYLVANIA PROPERTY, UPON THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT, THE GRANTOR HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA, DESIGNATED BY BENEFICIARY, AS ATTORNEY FOR THE MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH THE MORTGAGOR, TO SIGN AN AGREEMENT FOR ENTERING IN ANY COURT OF COMPETENT JURISDICTION A PRECIPE FOR WRIT OF SUMMONS OR A COMPLAINT PROVIDING FOR CONFESSION OF JUDGMENT IN EJECTMENT FOR POSSESSION OF SAID PROPERTY AND TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MORTGAGOR, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH THE GRANTOR, FOR THE RECOVERY BY BENEFICIARY OF POSSESSION OF SAID PROPERTY, WITHOUT ANY STAY OF EXECUTION, FOR WHICH THIS MORTGAGE, OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF SAID PROPERTY SHALL REMAIN IN OR BE RESTORED TO THE GRANTOR, BENEFICIARY SHALL HAVE THE RIGHT FOR THE SAME EVENT OF DEFAULT OR ANY SUBSEQUENT EVENT OF DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF SAID PROPERTY. BENEFICIARY MAY BRING SUCH ACTION IN EJECTMENT BEFORE OR AFTER THE INSTITUTION OF FORECLOSURE PROCEEDINGS UPON THE MORTGAGE, OR AFTER JUDGMENT THEREON OR AFTER SALE OF SAID PROPERTY BY THE SHERIFF.
               (d) THE MORTGAGOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR ATTORNEYS OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, AT ANY TIME FOLLOWING AN EVENT OF DEFAULT HEREUNDER TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE MORTGAGOR FOR THE AMOUNT FOR WHICH THE MORTGAGOR MAY BE OR BECOME LIABLE TO BENEFICIARY, NOT TO EXCEED $29,433,200, UNDER THIS MORTGAGE OR THE NOTE, AND PAYMENT OF WHICH IS SECURED BY THE PENNSYLVANIA PROPERTY, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF BENEFICIARY, SETTING FORTH THE AMOUNT THEN DUE, PLUS ATTORNEYS' FEES AND COSTS OF SUIT, WITH RELEASE OF ERRORS AND WITHOUT RIGHT OF APPEAL AND FOR SO DOING THIS MORTGAGE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, IT BEING AGREED THAT THE FOREGOING AUTHORIZATION IS A POWER COUPLED WITH AN INTEREST. THE MORTGAGOR WAIVES THE RIGHT TO BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD TO BE INVALID, VOIDABLE OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE AGENT OR SUCH BANK SHALL ELECT UNTIL ALL OBLIGATIONS OF THE MORTGAGOR TO BENEFICIARY HAVE BEEN PAID IN FULL.

               (e) The Mortgagor acknowledges that it has had the assistance of counsel in the review and execution of this Mortgage and further acknowledges that the meaning and effect of the foregoing confession of judgment have been fully explained to Grantor by such counsel.

               (f) If, as provided in Section 38(a) hereof, the Mortgagor shall pay or cause to be paid, the principal of and interest on the Note in full at maturity or as permitted in accordance with the terms thereof and all other Indebtedness payable to Beneficiary hereunder by the Mortgagor or secured hereby or by the other Loan Documents and all of the payment Obligations shall have been performed, then in addition to the provisions of Section 38(a), the estate hereby granted, transferred and assigned shall cease, terminate and become void.

               (g)  The references to the UCC in the Granting
Clauses of this Mortgage shall be deemed to be references to the Pennsylvania Uniform Commercial Code in 13 Pa. C.S.A. Sub
Section 1101 et seq.

               (h) This instrument shall constitute a security agreement and continuously perfected fixture filing and financing statement. The Mortgagor hereby authorizes Beneficiary, after ten (10) days' notice to the Mortgagor and the Mortgagor's failure to execute such financing statements, to execute, deliver, file or refile as Secured Party, without joinder of the Mortgagor, as Debtor, any financing statement, continuation statement, or other instruments Beneficiary may reasonably require from time to time to perfect or renew such security interest under the UCC. The Mortgagor is, for the purposes of this agreement, deemed to be the Debtor, and Beneficiary is deemed to be the Secured Party, as those terms are used in the UCC. The addresses of secured party and debtor from which information concerning the security agreement may be obtained are set forth in the initial paragraph of this Mortgage.

               (i) Subject to any Nondisturbance Agreements then in effect, if Beneficiary exercises its right of entry under
Section 20(b) hereof and the tenant fails to surrender possession of the Pennsylvania Property, Beneficiary shall be entitled to institute and maintain an action of ejectment with respect to the Pennsylvania Property in the county or counties in which such property, or any part thereof, is situated.

          57.  As to Property in South Carolina.

          (a) With respect to the Property as is located in the State of South Carolina, this instrument shall be deemed a mortgage and not a deed of trust.

          (b) Any remedies set forth herein, including the remedies involving a power of sale of the South Carolina Property in connection with the enforcement of the terms of this Mortgage, shall be exercisable if, and to the extent, permitted by the laws of the State of South Carolina in force at the time of execution and delivery of this Mortgage.

          (c) The Grantor shall be deemed a Mortgagor, the Beneficiary/Trustee shall be deemed a Mortgagee and the Trust
Estate-as herein referenced shall be deemed the Mortgaged
Property.

          (d) To secure the performance and observance by Mortgagor of all covenants and conditions contained in the Note, in any renewal, extension or modification thereof, in this First Mortgage and Security Agreement and in all other instruments securing the Note; and,

          (e) also to secure in accordance with Section 29-3-50, Code of Laws of South Carolina 1976, as amended: (i) all future advances and re-advances that may subsequently be made to Mortgagor by Mortgagee, evidenced by the aforesaid Note, or any other promissory Note, and all renewals and extensions thereof; provided, however, that nothing contained herein shall create an obligation on the part of Mortgagee to make future advances or re-advances to Mortgagor and (ii) all other indebtedness of Mortgagor to Mortgagee, now or hereafter existing, whether direct or indirect, the maximum amount of all indebtedness outstanding at any one time secured hereby not to exceed twice the face amount of the Note, plus interest thereon, all charges and expenses of collection incurred by Mortgagee, including court costs, and reasonable attorneys' fees, and any other such indebtedness as provided herein, as permitted under the laws of the State of South Carolina; and,

          (f) also in order to charge the properties, interests and rights hereinafter described with such payment, performance and observance; and,

          (g) for and in consideration of the sum of One and No/100 Dollar ($1.00) paid by Mortgagee to Mortgagor this date, and for other valuable consideration, the receipt of which is acknowledged, Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto Mortgagee, its successors and assigns forever, all right, title and interest of Mortgagor in and to the Mortgaged Property outlined in the Granting Clauses.

          (h) As to the Granting Clause (E), the following language is added as to the South Carolina Property:

Mortgagor (Debtor) hereby grants to Mortgagee (Secured Party) a security interest in all fixtures, rights in action and personal property described herein. This Mortgage is a self-operative security agreement with respect to such property, but Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as Mortgagee may reasonably request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. Mortgagor agrees to pay Mortgagee's charge, to the maximum amount permitted by law, for any statement by Mortgagee regarding the obligations secured by this Mortgage and Security Agreement requested by Mortgagor or on behalf of Mortgagor. On demand, Mortgagor will promptly pay all costs and expenses of filing statements, continuation statements, partial releases, and termination statements deemed necessary or appropriate by Mortgagee to establish and maintain the validity and priority of the security interest of Mortgagee, or any modification thereof, and all costs and expenses of any searches reasonably required by Mortgagee, Mortgagee may exercise any or all of the remedies of a secured party available to it under the Uniform Commercial Code (South Carolina) with respect to such property, and it is expressly agreed in accordance with the provisions of the Uniform Commercial Code (South Carolina), ten
(10) days' notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice under any provision of the Uniform Commercial Code (South Carolina) requiring such notice; provided, however, that Mortgagee may at its option dispose of the collateral in accordance with Mortgagee's rights and remedies in respect to the real property pursuant to the provisions of this Mortgage and Security Agreement, in lieu of proceeding under the Uniform Commercial Code (South Carolina).

Some of the items of property described herein arc goods that are or are to become fixtures related to the real estate described herein, and it is intended that, as to those goods, this Mortgage and Security Agreement shall be effective as a financing statement filed as a fixture filing from the date of its filing for record in the real estate records of the count%, in which the Land is located. Information concerning the security interest created by this instrument may be obtained from the Mortgagee, as Secured Party, or the Mortgagor, as Debtor, at the address first shown above.

Everything referred to in the Granting Clauses hereof and any additional property hereafter acquired by Mortgagor and subject to the lien of this Mortgage or intended to be so is herein referred to as the "Mortgaged Property".

          (i) TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto Mortgagee, its successors and assigns, to its own proper use and benefit forever, subject, however, to the terms and conditions herein.

          (j) The indebtedness secured by this Mortgage matures on November 1, 2021.

          58. As to Property in Virginia. Notwithstanding anything herein to the contrary, with respect to the Trust Estate located in the Commonwealth of Virginia (the "Virginia
Property"):

               (a) Section 20(c)(iii) of this Mortgage shall be deemed to read:

With respect to the Virginia Property, this Mortgage shall be construed as a deed of trust made and entered into by the grantor hereof under the laws of the Commonwealth of Virginia. The grantor, in addition to the covenants and agreements set forth herein, covenants and agrees to the provisions set forth in section 55-59 of the Code of Virginia (1950), as amended (the Virginia Code), and for any breach thereof, or any breach of the terms hereof, the Beneficiary may direct the Jurisdictional Trustee appointed with respect to the Virginia Property (or any successor thereto) to sell the Virginia Property in accordance with the laws of the Commonwealth of Virginia or the Beneficiary may seek, or direct the Jurisdictional Trustee to seek, such other remedies as may be available under the laws of the Commonwealth of Virginia.

               (b) The following provision of sections 55-59.2 and 55-60 of the Virginia Code is hereby incorporated herein by reference:

Advertisement required: Sale to be for cash or on terms suitable to the Trustee in its discretion at the Virginia Property or at such other place as the Trustee shall select, after first advertising the time, place and terms of sale three (3) times (which may occur on consecutive days) in some newspaper having a general circulation in the City of Danville, Virginia.

               (c) The Grantor hereby waives the benefit of his exemptions as to the debt hereby secured and as to all other obligations which may be imposed upon him by the provisions of this Mortgage.

               (d) Should default be made in the payment of any part of the debt hereby secured, principal or interest, at the maturity of such part, or in the event of the breach of any of the covenants entered into or imposed upon the grantor, then the entire obligation of this Mortgage and the whole debt hereby secured shall, at the option of the Beneficiary, become forthwith due and payable.

               (e) The Grantor hereby consents and agrees that the debt hereby secured, or any part thereof, may be renewed or extended beyond maturity as often as may be desired by agreement between the Beneficiary and any subsequent owner of the property, and no such renewal or extension shall in any way affect the Grantor's responsibility, whether as surety or otherwise. The Grantor and any other party assuming liability hereunder hereby consent and agree that if the property conveyed hereby or a substantial portion thereof is transferred to any subsequent owner, and the Beneficiary exercises the right to accelerate the debts secured hereby, the Beneficiary may accept any delinquent payments or other cure of default giving rise to such acceleration from the then owner of the property or any other person and reinstate the indebtedness in accordance with the schedule of maturity as of the time of acceleration or upon such new schedule as may be agreed if renewal or extension are otherwise permitted and no such reinstatement shall in any way affect the liability of such prior parties, whether as surety or otherwise.

               (f) Grantor grants unto Beneficiary the right and power under the provisions of Sub Section 26-49, to appoint a Substitute Trustee or Trustees.

               (g)  The Grantor, and all interested in the
obligations hereby secured, by accepting the benefits hereof, agree that all authority, power and discretion hereinabove granted to the Trustee or Trustees may be exercised by any of them, without any other, with the same effect as if exercised jointly by all of them.

          59. Liability of Assignees of Beneficiary. No assignee of Beneficiary (an "Assignee") shall have any personal liability, directly or indirectly, under or in connection with this Mortgage or any amendment or amendments hereto made at any time or times, heretofore or hereafter, any liability being limited to the assets pledged as security pursuant to this Mortgage and Grantor hereby forever and irrevocably waives and releases any and all such personal liability. In addition, no Assignee shall have at any time or times hereafter any personal liability, directly or indirectly, under or in connection with or secured by any agreement, lease, instrument, encumbrance, claim or right affecting or relating to the Properties or to which the Properties are now or hereafter subject. The limitation of liability provided in this Section 59 is (i) in addition to, and not in limitation of, any limitation of liability applicable to the assignee provided by law or by any other contract, agreement or instrument, and (ii) shall not apply to any Assignee's negligence or willful misconduct.

          60.  Securitization.

          (a) Sale of Note and Securitization. At the request of the holder of the Note and, to the extent not already required to be provided by Grantor under this Mortgage, Grantor shall use reasonable efforts to satisfy the market standards to which the holder of the Note customarily adheres or which may be reasonably required in the marketplace or by the Rating Agencies in connection with the sale of the Note or participation therein or the first successful securitization (such sale and/or securitization, the "Securitization") of rated single or multi-class securities (the "Securities") secured by or evidencing ownership interests in the Note and the Mortgage, including:

          (A) (i) provide such financial and other information with respect to the Properties, Grantor and its affiliates, the Manager and any Tenants of the Properties, (ii) provide business plans and budgets relating to the Properties and (iii) to perform or permit or cause to be performed or permitted at Beneficiary's sole cost and expense such site inspection, appraisals, market studies, environmental reviews and reports (Phase I's and, if appropriate, Phase II's), engineering reports and other due diligence investigations of the Properties, as may be reasonably requested by the holder of the Note or the Rating Agencies or as may be necessary or appropriate in connection with the Securitization (the "Provided Information"), together, if customary, with appropriate verification and/or consents of the Provided Information through letters of auditors or opinions of counsel of independent attorneys acceptable to Beneficiary and the Rating Agencies;

          (B) at Beneficiary's expense, cause counsel to render opinions as to fraudulent conveyance, and true sale or any other opinion customary in securitization transactions with respect to the Properties and Grantor and its affiliates, including, without limitation, a Bankruptcy Opinion and a 10b-5 Opinion, which counsel and opinions shall be reasonably satisfactory to the holder of the Note and the Rating Agencies; for the purposes hereof, (i) "Bankruptcy Opinion" shall mean an opinion to the effect that if the Grantor or the general partner of the Grantor were a debtor under the U.S. Bankruptcy Code, a court would not have valid legal grounds to cause the Grantor to be substantively consolidated with any other Person and (ii) the "10b-5 Opinion" shall mean an opinion or other written assurance of counsel acceptable to Beneficiary and its counsel regarding the absence of any misstatement of a material fact, or the omission to state a material fact in any materials provided by the Grantor to the Beneficiary in connection with the origination of the Loan.

          (C) make such representations and warranties as of the closing date of the Securitization with respect to the Properties, Grantor, and the Loan Documents as are customarily provided in securitization transactions and as may be reasonably requested by the holder of the Note or the Rating Agencies and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Loan Documents; and

          (D) execute such amendments to the Loan Documents and Grantor's organizational documents, enter into a lock-box or similar arrangement with respect to the rents and establish and fund such reserve funds (including reserve funds for deferred maintenance and capital improvements) as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect the Securitization, provided, that nothing contained in this subsection (D) shall result in a material economic change in the transaction.

          (b) Cooperation with Rating Agencies. In the event this Loan becomes an asset of a securitization underwritten by Beneficiary or any of its Affiliates, Grantor, prior to such securitization, shall implement any and all operations and maintenance plans recommended for asbestos or other environmental matters recommended in any environmental report and complete all surveys in connection therewith; provided, however, that nothing contained in this paragraph (b) shall limit the obligations of Grantor contained in this Mortgage or the other Loan Documents. In addition, Grantor shall (i) gather any environmental information required by the Rating Agencies in connection with such a securitization, (ii) at Beneficiary's request, meet with representatives of such Rating Agencies to discuss the business and operations of the Trust Estate, and (iii) cooperate with the requests of the Rating Agencies in connection with all of the foregoing as well as in connection with all other matters, including, without limitation, entering into any amendments or modifications to this Mortgage or to any other Loan Document as may be required by the Rating Agencies provided that such modifications do not increase Grantor's obligations or have a materially adverse economic impact on Grantor.

          (c) Securitization Financial Statements. Grantor covenants and agrees that, upon Beneficiary's written request therefor in connection with a securitization in which this Mortgage is to be included as an asset, Grantor shall, at Beneficiary's sole cost and expense, promptly deliver audited financial statements and related documentation prepared by an independent certified public accountant that satisfy applicable federal securities law requirements for use in a Public Registration Statement (which may include up to three (3) years of historical audited financial statements). A "Public Registration Statement" shall mean a registration statement meeting the requirements of Section 5 of the Securities Act of 1933, as amended.

          (c)  Securitization Indemnification.   Grantor
understands that certain of the Provided Information and the information required to be delivered by Grantor hereunder (the "Required Records") may be included in disclosure documents in connection with the Securitization, including a prospectus or private placement memorandum (each, a "Disclosure Document") and may also be included in filings with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or provided or made available to investors or prospective investors in the Securities, the Rating Agencies, and service providers relating
to the Securitization.   In the event that the Disclosure
Document is required to be revised prior to the sale of all Securities, Grantor will cooperate with the holder of the Note in updating the Provided Information or Required Reports for inclusion or summary in the Disclosure Document by providing all current information pertaining to Grantor and the Properties necessary to keep the Disclosure Document accurate and complete in all material respects with respect to such matters.
          (i) In connection with each of (x) a preliminary and a private placement memorandum or (y) a preliminary and final prospectus, as applicable, Grantor agrees to provide an indemnification certificate:

     (A) certifying that Grantor has carefully examined those portions of such memorandum or prospectus, as applicable, pertaining to Grantor, the Properties and the Loan including applicable portions of the sections entitled "Special Considerations", "Description of the Mortgages", "Description of the Mortgage Loans and Mortgaged Properties", "The Manager", "The Grantor" and "Certain Legal Aspects of the Mortgage Loan", and such sections (and any other sections reasonably requested and pertaining to Grantor, the Properties or the Loan) do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, provided that Grantor is free to make any changes necessary to make such documents accurate;

     (B) indemnifying Beneficiary and the affiliates of Morgan Stanley ("MS"), that has filed the registration statement relating to the securitization (the "Registration Statement"), each of its directors, each of its officers who have signed the Registration Statement and each person or entity who controls MS within the meaning of Section 15 of the Securities Act or
Section 30 of the Exchange Act of 1933, as amended (the "Securities Act") (collectively, the "MS Group"), and MS, each of its directors and each person who controls MS, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively, the "Underwriter Group") for any losses, claims, damages or liabilities (the "Liabilities") to which Beneficiary, the MS Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the applicable portions of such sections applicable to Grantor, the Properties or the Loan, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in the applicable portions of such sections or necessary in order to make the statements in the applicable portions of such sections or in light of the circumstances under which they were made, not misleading, provided that Grantor has reviewed and approved any such memorandum or prospectus; and

     (C) agreeing to reimburse Beneficiary and MS for any legal or other expenses reasonably incurred by Beneficiary and MS in connection with investigating or defending the Liabilities. Grantor's Liability under clauses (A) or (B) above shall be limited to Liabilities arising out of or based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to Beneficiary by or on behalf of Grantor in connection with the preparation of those portions of the memorandum or prospectus pertaining to Grantor, the Properties or the Loan or in connection with the underwriting of the debt, including financial statements of Grantor, operating statements, rent rolls, environmental site assessment reports and
property condition reports with respect to the Properties.   This
indemnity agreement will be in addition to any liability which Grantor may otherwise have.

          (iii) In connection with filings under the Exchange Act, Grantor agrees to (i) indemnify Beneficiary, MS Group and the Underwriter Group for any Liabilities to which Beneficiary, the MS Group or the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon the omission or alleged omission to state in the Provided Information or Required Records a material fact required to be stated in the Provided Information or Required Records in order to make the statements in the Provided Information or Required Records, in light of the circumstances under which they were made not misleading and
(ii) reimburse Beneficiary or MS for any legal or other expenses reasonably incurred by Beneficiary and MS in connection with defending or investigating the Liabilities.

          (iv) Promptly after receipt by an indemnified party under this Section 55 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 55, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party. In the event that any action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with
counsel satisfactory to such indemnified party.   After notice
from the indemnifying party to such indemnified party under this
Section 55 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party shall have reasonably concluded that there are any legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or
parties.   The indemnifying party shall not be liable for the
expenses of more than one separate counsel unless an indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to another indemnified party.

          (v) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 55 is for any reason held to be unenforceable by an indemnified party in respect of any losses, claims, damages or liabilities (or action in respect thereof) referred to therein which would otherwise be indemnifiable under
Section 55, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or action in respect thereof); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person
who was not guilty of such fraudulent misrepresentation.   In
determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered:
(i) the MS Group's and Grantor's relative knowledge and access to information concerning the matter with respect to which claim was asserted; (ii) the opportunity to correct and prevent any statement or omission; and (iii) any other equitable considerations appropriate in the circumstances. Beneficiary and Grantor hereby agree that it may not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

          (e) Retention of Servicer. Beneficiary reserves the right to retain a servicer to act as its agent hereunder with such powers as are specifically delegated to the servicer by Beneficiary, whether pursuant to the terms of this Mortgage, the Cash Collateral Agreement or otherwise, together with such other powers as are reasonably incidental thereto.

          (f) Separate Loans. Beneficiary reserves the right, exercisable at any time on or before the first anniversary hereof, to modify the Loan Documents to provide for two or more mortgage notes, secured by separate mortgages and other loan documents, which are not cross-defaulted or cross-collateralized, creating Liens upon two or more pools of the Properties, such pools to be determined at the sole discretion of the Beneficiary. In the event such right is exercised by Beneficiary, such amended and restated notes, mortgages and other loan documents shall be on the same terms and conditions as the Note, this Mortgage and the other Loan Documents, except that (i) Grantor's right to release Specified Properties pursuant to Section 38(b) hereof shall be modified to permit the release of a total of five of the Properties, subject to the absolute discretion of the Beneficiary as to the specific Properties to be released; and (ii) the Aggregate Alteration Threshold and the Aggregate Casualty Amount shall be reduced in proportion to the number of pools of Properties created (e.g., if two (2) pools are created, the Aggregate Alteration Threshold and the Aggregate Casualty Amount shall be reduced by one-half of the amount provided for in this Mortgage).

          61.  Replacement Leases.

     (a) Replacement Requirements. As additional security for the Loan, at Closing Grantor shall deposit in the Additional Collateral Account (as defined in the Cash Collateral Agreement) Cash and Cash Equivalents in the amount of $1,110,000 (the "Replacement Collateral"). Beneficiary shall release/reduce the Replacement Collateral to Grantor in such amounts, and upon the satisfaction of the conditions, as hereinafter set forth:

     (i) With respect to those premises located at those Properties set forth on Schedule 9, Grantor shall enter into (A) leases with new tenants, on terms and conditions reasonably acceptable to Beneficiary in its sole discretion and consistent with other Comparable Class properties in the area of the applicable Property resulting in a net effective rental revenue, as reasonably determined by Beneficiary (taking into account, among other matters, leasing commissions, tenant improvements, work letters, free rent, lease takeover payments and other concessions) with respect to such premises (inclusive of base rent, percentage rent, common area maintenance charges, real estate tax escalations and other escalations) of not less than the net effective rental revenue in place as of the date hereof with respect to such premises, or (B) Renewal Leases with existing tenants on terms set forth in the original Lease (each such new or existing tenant, a "Replacement Tenant");

     (ii) the Replacement Tenant shall be in occupancy of the applicable premises and open for business and shall have made its first payment of rent required under its lease and shall not otherwise be in default thereunder;

     (iii) Grantor shall have delivered an estoppel certificate from the Replacement Tenant, acceptable to Beneficiary in its sole discretion, certifying to Beneficiary or to any other person designated by Beneficiary: (i) that the lease is in full force and effect; (ii) the dates to which the rent and other sums and payments due under the lease have been paid; (iii) that the Replacement Tenant has accepted possession of the applicable premises and is open for business, and (iv) whether the Grantor has breached the performance of any covenants, terms and conditions on Grantor's part to be performed under the respective lease; and

     (iv) The Debt Service Coverage Ratio with respect to the twelve (12) month period immediately preceding any request for release/reduction of the Replacement Collateral shall not be less than 1.28:1.

     Upon the satisfaction of all of the above conditions, Grantor may request in writing that Beneficiary release/reduce the Replacement Collateral in an amount equal to that set forth on Schedule 9 with respect to the applicable premises, and Beneficiary promptly shall so release/reduce the Replacement Collateral.

     (b) Application of Replacement Collateral. The balance of any Replacement Collateral on deposit in the Additional Collateral Account and not released to Grantor as of the second anniversary of the date hereof date hereof, or at any time that an Event of Default shall have occurred and be continuing, shall be applied, as of the next succeeding Payment Date, to the payment of principal on the Note (including any Prepayment Premium thereon), in accordance with the provisions thereof.

          62.  Debt Service Coverage.

     (a)  Debt Service Coverage Requirement.       For the period
(the "Initial Period") commencing on the Closing Date and terminating on the earlier to occur of (a) the first anniversary thereof, and (b) the sale of the Loan by Morgan Stanley Mortgage Capital, Inc. to an unaffiliated third party, Grantor shall maintain a Debt Service Coverage Ratio, determined as of the last day of each calendar quarter with respect to the preceding four quarters, greater than 1.225:1 with respect to each of the Properties, with the exception of the Properties located at Opelika, Alabama and New Smyrna, Florida, which shall maintain a Debt Service Coverage Ratio of 1.28:1 (the "Minimum DSCR").

     (b) If at any time during the Initial Period, the Debt Service Coverage Ratio shall not be greater than the Minimum DSCR with respect to any of the Properties, then simultaneously with the delivery by Grantor of the applicable quarterly financial statement in accordance with the provisions hereof, but in no event later than the sixtieth (60th) day after the end of the applicable quarter, Grantor shall deliver to Beneficiary Cash and/or Cash Equivalents or a Letter of Credit (the "Debt Service Collateral") in an amount, as determined by Beneficiary, equal to that amount that would be required to pay down the Loan and the applicable Allocated Loan Amount so that the Debt Service Coverage Ratio for the applicable four quarter period would have been greater than the Minimum DSCR. The Debt Service Collateral shall be held by Beneficiary as additional collateral for the Loan and shall be released by Beneficiary only as hereinafter set forth. If an Event of Default shall occur prior to such time as the Debt Service Collateral shall have been released, Beneficiary may apply the same to the payment of principal and interest on the Note (including any Prepayment Premium thereon), as well as to the payment of any other amounts due thereon,in accordance with the provisions thereof.

     (c) Release of Debt Service Collateral. The Debt Service Collateral shall be released by Beneficiary to Grantor, provided no Event of Default shall have occurred and be continuing, at such time as the Debt Service Coverage Ratio for any consecutive four quarter period with respect to all of the Properties shall be greater than 1.28:1.

          63. Subordination of Fee Interest. Mark Centers Limited Partnership hereby agrees, for itself and its successors, that the fee simple estate in those certain Properties located in Catoosa County, Georgia, and in the counties of Northumberland County, Lackawanna, Luzerne, Snyder, Monroe, Lehigh, Union, Berks, in the State of Pennsylvania, shall be subject and subordinate in all respects to the Lien of this Mortgage, and that in connection with a foreclosure of the Lien of this Mortgage in accordance with the provisions hereof, Beneficiary may name and join in Mark Centers Limited Partnership in any such proceeding and foreclose on the fee simple estate therein.

          IN WITNESS WHEREOF, this Mortgage has been duly executed by Grantor on the date first hereinabove written.

Signed and acknowledged
in the presence of:
                              GRANTOR:

                              Mark M.P.N.M., Limited Partnership, an
                                Alabama limited partnership

                                By: Mark M.P.N.M. Realty, Inc.,
Name:                               an Alabama corporation,
                                    its general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO

                              Mark New Smyrna Limited
                                Partnership, a Florida
                                limited partnership

                                By: Mark New Smyrna Realty, Inc.,
Name:                               a Florida corporation, its
                                    general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO




                                Mark Troy, L.P., a New York limited
                                partnership

                                By: Mark Troy Realty, Inc., a
Name:                               New York corporation, its
                                    general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO

Signed and acknowledged
in the presence of:
                              Mark Park Plaza, L.P., a Georgia
                                limited partnership

                                By: Mark Park Plaza Realty, Inc.
Name:                               a Georgia corporation, its
                                    general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                            CFO



                              Mark Martintown, L.P., a South
                                Carolina limited partnership

                                By: Mark Martintown Realty Inc.,
Name:                               a South Carolina corporation,
                                    its general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                            CFO



                              Mark Kings Fairground, L.P., a
                                Virginia limited partnership

                                By: Mark Kings Fairground Realty,
Name:                               Inc., a Virginia corporation,
                                    its general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO

                              Mark Shillington, L.P., a Pennsylvania
                                limited partnership

                                By: Mark Shillington Realty
                                    Corp., a Pennsylvania
                                corporation, its general partner



                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO

Signed and acknowledged
in the presence of:
                              Mark 25th Street, L.P., a Pennsylvania
                                limited partnership

                              By:Mark 25th Street Realty Corp., Inc.
Name:                           a Pennsylvania corporation, its
                                general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO



                              Mark Three Realty, L.P., a Pennsylvania
                                limited partnership

                                By: Mark Three Realty Corp., a
Name:                               Pennsylvania corporation,
                                    its general partner


                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                            CFO



                              Mark Four Realty, L.P., a Pennsylvania
                                limited partnership

                                By: Mark Four Realty Corp., a
Name:                               Pennsylvania corporation



                                By: /s/ Joshua Kane
Name:                               Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO

          As to Section 63, the Mark Centers Limited Partnership agrees that its fee simple interest shall be subject and subordinate to the Lien of this Mortgage.


                              MARK CENTERS LIMITED PARTNERSHIP,
Signed and acknowledged             a Delaware limited partnership
in the presence of:

                                By:  Mark Centers Trust


                                  By: /s/ Joshua Kane
Print Name:                         Name:  Joshua Kane
                                    Title: Senior Vice President &
                                           CFO



Print Name: